As filed with the Securities and Exchange Commission on April 26, 2017
1933 Act Registration No. 333-198914
1940 Act Registration No. 811-07645
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 3
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 92
Lincoln National Variable Annuity Account L
(Exact Name of Registrant)
Lincoln Retirement Income RolloverSM Version 4
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
(Name of Depositor)
1300 South Clinton Street
Post Office Box 1110
Fort Wayne, Indiana 46801
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number, Including Area Code: (260) 455-2000
Kirkland L. Hicks, Esquire
The Lincoln National Life Insurance Company
150 North Radnor Chester Road
Radnor, PA 19087
(Name and Address of Agent for Service)
Copy to:
Mary Jo Ardington, Esquire
The Lincoln National Life Insurance Company
1300 S. Clinton Street
Fort Wayne, Indiana 46802
Approximate Date of Proposed Public Offering: Continuous
It is proposed that this filing will become effective:
/ / immediately upon filing pursuant to paragraph (b) of Rule 485
/x/ on May 1, 2017, pursuant to paragraph (b) of Rule 485
/ / 60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ / on __________, pursuant to paragraph (a)(1) of Rule 485
Title of Securities being registered:
Interests in a separate account under group flexible
payment deferred variable annuity contracts.

Lincoln Retirement Income RolloverSM Version 4
Group Variable Annuity Contract with Certificates
Lincoln National Variable Annuity Account L
May 1, 2017
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
1-800-234-3500
This prospectus describes a group variable annuity contract and Certificates with a Guaranteed Withdrawal Benefit that is issued by The Lincoln National Life Insurance Company (Lincoln Life or Company). This contract is for use with qualified plans under Sections 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract’s growth until it is paid out. IRAs provide tax deferral, however, whether or not the funds are invested in an annuity contract. Further, if your contract is a Roth IRA, you generally will not pay income tax on distributions, provided certain conditions are met. Therefore, there should be reasons other than tax deferral for acquiring this contract. This contract is available to former plan participants who are eligible for a rollover distribution and wish to carry over their current Guaranteed Withdrawal Benefit from the Lincoln Secured Retirement IncomeSM variable annuity.
The contract is designed to accumulate Annuitant Account Value (AAV) and to provide retirement income over a certain period of time, or for life, subject to certain conditions. The benefits offered under this contract may be variable or a fixed amount, if available, or a combination of both. This contract also offers a Death Benefit payable upon the death of the Annuitant.
The state in which your Certificate is issued will govern whether or not certain features are available, and the applicability of any restrictions, limitations, charges and fees. All material state variations are discussed in this prospectus, however, non-material variations may not be discussed. You should refer to your contract regarding state-specific features. Please check with your registered representative regarding availability.
The minimum initial Purchase Payment must be an eligible rollover from a qualified plan that was invested in the Lincoln Secured Retirement IncomeSM annuity (defined as Rollover Money). In most cases, the prior participant from the qualified plan will be the Annuitant. Additional Purchase Payments may be made, subject to certain restrictions, and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually.
All Purchase Payments will be placed in Lincoln National Variable Annuity Account L (Variable Annuity Account (VAA)). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the AAV derived from Purchase Payments. If the Subaccount makes money, your AAV goes up; if the Subaccount loses money, it goes down. How much it goes up or down depends on the performance of the fund. We do not guarantee how the Subaccount or its fund will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment. The Purchase Payments are not bank deposits, and the contract is not endorsed by any bank or government agency.
The available fund is: LVIP Global Moderate Allocation Managed Risk Fund (fund), a series of the Lincoln Variable Insurance Products Trust. The fund is a fund of funds and invests substantially all of its assets in other funds.
This prospectus gives you information about the contract that you should know before deciding to invest in a contract and make Purchase Payments. You should also review the prospectus for the fund and keep all prospectuses for future reference.
Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
More information about the contract is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, IN 46801 or call 1-800-234-3500. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.

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2

Special Terms
In this prospectus, the following terms have the indicated meanings:
Account or Variable Annuity Account (VAA)—The segregated investment account, Account L, into which we set aside and invest the assets of the contract offered in this prospectus.
Accumulation Unit—A measure used to calculate AAV for the contract before the Annuity Commencement Date.
Annuitant (you, your)—The person upon whose life the annuity payments are based and the person who can exercise the rights under the contract (including investment allocations, transfers, payout option, designation of the Beneficiary, etc.). The Annuitant was previously the participant (or the surviving spouse of a participant) in a qualified plan that was invested in the Lincoln Secured Retirement IncomeSM variable annuity.
Annuitant Account Value (AAV)—The value of the VAA held under the contract on your (the Annuitant’s) behalf. The Contractowner will maintain an AAV for each Annuitant.
Annuity Commencement Date—The Valuation Date when funds are withdrawn to provide a fixed dollar payout for payment of annuity benefits under the Annuity Payout option you select .
Annuity Payout— An amount paid at regular intervals after the Annuity Commencement Date under one of several options available to the Annuitant and/or any other payee. This amount is paid on a fixed basis.
Automatic Annual Step-up—A feature that provides an automatic step-up of the Income Base to the AAV, subject to certain conditions.
Benefit Year—The 12-month period starting with the GWB Effective Date and starting with that date each subsequent year.
Beneficiary—The person or entity you choose to receive any Death Benefit payable upon the death of the Annuitant.
Certificate—A legal document we issue to each person covered under this group annuity contract. The Certificate is proof of participation in the contract, describes the coverage guaranteed to you, and outlines all essential terms and conditions of the contract.
Certificate Effective Date—The date this Certificate is issued and in force as shown on the Certificate Specification page.
Contractowner—The Lincoln Financial Group Trust Company, LLC.
Death Benefit—Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if the Annuitant dies.
Excess Withdrawals—Amounts withdrawn from the AAV which may decrease or eliminate guarantees under the Guaranteed Withdrawal Benefit. All withdrawals are Excess Withdrawals except withdrawals to provide the Guaranteed Annual Income and the Guaranteed Withdrawal Benefit charge.
Good Order—The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
Guaranteed Annual Income (GAI)—The guaranteed periodic withdrawal amount available from the AAV each Benefit Year for life.
Guaranteed Annual Income Effective Date—The Valuation Date the request to receive Guaranteed Annual Income amounts is approved by the Home Office.
Guaranteed Withdrawal Benefit—This feature provides guaranteed lifetime periodic withdrawals called GAI that may increase based on Automatic Annual Step-ups and also age-based increases to the withdrawal amount, regardless of investment performance of the contract and provided certain conditions are met.
Guaranteed Withdrawal Benefit Effective Date (GWB Effective Date)—The date of the first Purchase Payment into the Lincoln Secured Retirement IncomeSM contract by the Annuitant.
Income Base—A value used to calculate the Guaranteed Annual Income amount.
Lincoln Life (we, us, our, Company)—The Lincoln National Life Insurance Company.
Purchase Payments—The sum of all amounts paid into the AAV. Purchase Payments are allocated to the LVIP Global Moderate Allocation Managed Risk Fund and are used to fund the Guaranteed Withdrawal Benefit.
Rollover Money—An eligible rollover from a qualified plan that was previously invested in the Lincoln Secured Retirement IncomeSM variable annuity.
Subaccount—The portion of the VAA that reflects investments in Accumulation Units of the fund available under the contract.
Valuation Date—Each day the New York Stock Exchange (NYSE) is open for trading.
Valuation Period—The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (Valuation Date) and ending at the close of such trading on the next Valuation Date.

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Expense Tables
The following tables describe the fees and expenses that you will pay when investing in and surrendering the contract.
The first table describes the fees and expenses that you will pay at the time that you invest in or surrender the contract.
ANNUITANT TRANSACTION EXPENSES
There are no sales charges, deferred sales charges, or surrender charges associated with this contract.

The next table describes the fees and expenses that you will pay periodically during the time that you are invested in the contract, not including fund fees and expenses.
Separate Account Annual Expense (as a percentage of average daily net assets in the Subaccount):
Mortality and Expense Risk and Administrative Charge	0.65%
Guaranteed Withdrawal Benefit[1]
Guaranteed Maximum Annual Charge	2.00%
Current Annual Charge	0.90%
(1)	As a percentage of the Income Base, as increased for subsequent Purchase Payments, Automatic Annual Step-ups and decreased upon an Excess Withdrawal. The current monthly charge is 0.075%, not to exceed the guaranteed maximum monthly percentage charge of 0.17%. This charge is deducted from the AAV on a monthly basis.

The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you are invested in the contract. The expenses are for the year ended December 31, 2016. More detail concerning the fund's fees and expenses is contained in the prospectus for the fund.
	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.74%	0.74%
	0.74%	0.74%
The following table shows the expenses charged by the fund for the year ended December 31, 2016:
(as a percentage of each fund’s average net assets):
	Management Fees (before any waivers/ reimburse- ments)	+	12b-1 Fees (before any waivers/ reimburse- ments)	+	Other Expenses (before any waivers/ reimburse- ments)	+	Acquired Fund Fees and Expenses (“AFFE”)	=	Total Expenses (before any waivers/ reimburse- ments)	Total Contractual waivers/ reimburse- ments (if any)	Total Expenses (after Contractual waivers/ reimburse- ments)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class(1)	0.25%		0.00%		0.05%		0.44%		0.74%	0.00%	0.74%
(1)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Other expenses were restated to reflect the current fee structure of the fund.
The fund has reserved the right to impose fees when funds shares are redeemed within a specified period of time of purchase (“redemption fees”) not reflected in the table above. There are no redemption fees at this time.
For information concerning compensation paid for the sale of contracts, see Distribution of the Contracts.
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EXAMPLES
These examples are intended to help you compare the cost of investing in this contract with the cost of investing in other variable annuity contracts. These costs include separate account annual expenses, benefit charges and fund fees and expenses.
The examples assume that you invest $10,000 for the time periods indicated, and that your investment has a 5% annual return on assets and the maximum fees and expenses of the fund. The examples also assume that the guaranteed maximum contract charges are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1) If you surrender your Certificate at the end of the applicable time period:
1 year	3 years	5 years	10 years
$340	$1,037	$1,756	$3,654
2) If you annuitize or do not surrender your Certificate at the end of the applicable time period:
1 year	3 years	5 years	10 years
$340	$1,037	$1,756	$3,654
For more information – See Charges and Other Deductions in this prospectus. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.
Summary of Common Questions
What kind of contract is this? It is a group variable annuity contract with Certificates between the Contractowner and Lincoln Life that is designed to be an Individual Retirement Annuity (IRA) purchased with Rollover Money from the Lincoln Secured Retirement IncomeSM variable annuity. It will be issued with the Guaranteed Withdrawal Benefit. See The Contract – Guaranteed Withdrawal Benefit. This prospectus provides a general description of the contract. Certain benefits, features, and charges may vary in certain states. You should refer to your contract for any state-specific provisions. All material state variations are discussed in this prospectus.
Who is eligible to receive a Certificate? The Certificate will be issued to former qualified plan participants (or the surviving spouse of a participant) who will purchase an IRA contract with Rollover Money. To be eligible to receive a Certificate, the money must have been previously invested in the Lincoln Secured Retirement IncomeSM variable annuity sold by Lincoln Life to the qualified plan.
What is the Variable Annuity Account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to the Subaccount. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. Remember that because of your investment in the VAA you will benefit from any gain, and take a risk of any loss in the value of the securities in the fund's portfolios. See Variable Annuity Account.
What is my investment choice? The VAA applies your Purchase Payments to buy shares in the LVIP Global Moderate Allocation Managed Risk Fund (fund). In turn, the fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account – Description of the Fund.
Who invests the money? The investment adviser for the fund is Lincoln Investment Advisors Corporation. See Investments of the Variable Annuity Account — Description of the Fund.
How does the contract work? If we approve your application, we will issue you a Certificate that outlines your rights in the group annuity contract, which include the right to receive a Guaranteed Withdrawal Benefit, a Death Benefit or an Annuity Payout if conditions are met. When you make Purchase Payments, you buy Accumulation Units. You will receive a Guaranteed Withdrawal Benefit if all conditions are met. If you decide to annuitize the AAV to receive an Annuity Payout, the Accumulation Units are withdrawn to provide a fixed Annuity Payout. See The Contract.
What charges will be taken from my account? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk and administrative charge. There is also an additional monthly charge for the Guaranteed Withdrawal Benefit. See Expense Tables and also the Charges and Other Deductions section of this prospectus.
The fund's investment management fee, expenses and expense limitations, if applicable, are more fully described in the Expense Tables and also the prospectus for the fund.
For information about the compensation we pay for sales of contracts, see Distribution of the Contracts.
What Purchase Payments must be made, and how often? Subject to minimum payment amounts, additional payments after the initial rollover are completely flexible. Purchase Payments within 180 days of a withdrawal may be limited. For more information, see The Contracts – Purchase Payments.
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What is the Guaranteed Withdrawal Benefit? This feature provides on an annual basis guaranteed lifetime periodic withdrawals up to a guaranteed amount (referred to as Guaranteed Annual Income amounts) based on a percentage of an Income Base with the potential for age-based increases to the Guaranteed Annual Income amount. Withdrawals may be made up to the Guaranteed Annual Income amount as long as that amount is greater than zero. The Income Base is not available as a separate benefit upon death or surrender and is increased by subsequent Purchase Payments, Automatic Annual Step-ups to the Income Base and is decreased by Excess Withdrawals in accordance with provisions described in this prospectus.
How will my Annuity Payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving Annuity Payouts as a fixed option. See Annuity Payouts — Annuity Options.
What happens if I die before I annuitize? Your Beneficiary may receive a Death Benefit and have options as to how the Death Benefit is paid. See Guaranteed Withdrawal Benefit — Death Prior to the Annuity Commencement Date.
What happens if I die on or after the Annuity Commencement Date? Once you reach the Annuity Commencement Date, any applicable Death Benefit will terminate.
May I surrender my Certificate or make a withdrawal? Yes, we will allow the surrender of the contract or a withdrawal of AAV upon your written request on an approved Lincoln form. Any Excess Withdrawals may significantly reduce your Income Base as well as your Guaranteed Annual Income amount. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 59½, a 10% Internal Revenue Service (IRS) additional tax may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.
Do I get a free look at this Certificate? Yes, you can cancel a Certificate within twenty days (in some states longer) of the date you receive the Certificate by giving written notice to the Home Office. See Return Privilege.
Where may I find more information about Accumulation Unit values? Since no sales of this product occurred before December 31, 2016, there is no financial information to report for the subaccount.
Investment Results
The VAA advertises the annual performance of the Subaccounts for the fund on both a standardized and non-standardized basis.
The standardized calculation measures average annual total return. This is based on a hypothetical $1,000 payment made at the beginning of a one-year, a five-year and a 10-year period. This calculation reflects all fees and charges that are or could be imposed on all Contractowner accounts.
The non-standardized calculation compares changes in Accumulation Unit values from the beginning of the most recently completed calendar year to the end of that year. It may also compare changes in Accumulation Unit values over shorter or longer time periods. This calculation reflects mortality and expense risk charges. It also reflects management fees and other expenses of the fund.
The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life or Company), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Contractowners under the contracts.
Any guarantees under the contract that exceed your AAV, such as those associated with Death Benefit options and living benefit riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of AAV are subject to our financial strength and claims-paying ability and our long-term ability to make such payments.
We issue other types of insurance policies and financial products as well. In addition to any amounts we are obligated to pay in excess of Contract Value under the contracts, we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company’s general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other Contractowner obligations.
The general account is not segregated or insulated from the claims of the insurance company’s creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.
Our Financial Condition.  Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.
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In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our Contractowners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
How to Obtain More Information.  We encourage both existing and prospective Contractowners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2340, Fort Wayne, IN 46801-2340, or call 1-800-234-3500. In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.
You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the SAI.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
Variable Annuity Account (VAA)
On April 29, 1996, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act).
The VAA is a segregated investment account under Indiana law, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contract and the obligations set forth in the contract, other than those of the Certificate holder, are ours. The VAA satisfies the definition of separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the fund. The Certificate holder assumes the full investment risk for all amounts placed in the VAA.
Financial Statements
The December 31, 2016 financial statements of the VAA and the December 31, 2016 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-800-234-3500.
Investments of the Variable Annuity Account
Any Purchase Payments that you allocate to the Subaccount will be allocated to the Standard Class of the fund. Shares of the fund will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The fund is required to redeem fund shares at net asset value upon our request.
Investment Adviser
Lincoln Investment Advisors Corporation (LIA) is the investment adviser for the fund. LIA is registered under the Investment Advisers Act of 1940. As compensation for its services to the fund, the investment adviser receives a fee from the fund which is accrued daily and paid monthly. This fee is based on the net assets of the fund, as defined in the prospectus for the fund.
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Description of the Fund
The Subaccount of the VAA is invested solely in shares of the LVIP Global Moderate Allocation Managed Risk Fund, a fund of funds. This fund is managed by an adviser affiliated with us.
The fund offered as part of this contract may have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the fund, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of the fund will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.
The fund invests substantially all of its assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. This arrangement is referred to as funds of funds. Funds of funds structures may have higher expenses than funds that invest directly in debt or equity securities.
This fund may employ a risk management strategy to provide for downside protection during sharp downward movements in equity markets. For more information about the fund and the investment strategies it employs, please refer to the fund's current prospectuses. Fund prospectuses are available by contacting us.
This fund is included as an investment option in part, to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under the Guaranteed Withdrawal Benefit. Our financial interest in reducing loss and the volatility of overall AAVs, in light of our obligations to provide benefits under the rider, may be deemed to present a potential conflict of interest with respect to the interests of the Contractowner and/or Annuitants. In addition, any negative impact to the underlying fund as a result of the risk management strategies may limit your AAV, which in turn may limit your ability to achieve step-ups of the Income Base under the Guaranteed Withdrawal Benefit.
The Guaranteed Withdrawal Benefit also provides protection in the event of a market downturn. Likewise, there is an additional cost associated with the Guaranteed Withdrawal Benefit which can limit the contract’s upside participation in the markets.
Following is a brief summary of the fund description. More detailed information may be obtained from the current prospectus for the fund. You should read the fund prospectus that accompanies this prospectus carefully before investing. A prospectus for the fund is available by contacting us. In addition, if you receive a summary prospectus for the fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that the fund will achieve its stated objective.
Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.
•	LVIP Global Moderate Allocation Managed Risk Fund (Standard Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
Fund Shares
We will purchase shares of the fund at net asset value and direct them to the Subaccount of the VAA. We will redeem sufficient shares of the fund to pay Annuity Payouts, Death Benefits, surrender/withdrawal proceeds or for other purposes described in the contract. Redeemed shares are retired, but they may be reissued later.
Shares of the fund are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the Subaccount established by those insurance companies to fund variable annuity and variable life insurance contracts.
When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.
The fund currently engages in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various Annuitants participating in a fund could conflict. The fund’s Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The fund does not foresee any disadvantage to Annuitants arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.
Reinvestment of Dividends and Capital Gain Distributions
All dividends and capital gain distributions of the fund are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Annuitants as additional units, but are reflected as changes in unit values.
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Addition, Deletion or Substitution of Investments
We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute the fund for all Annuitants or only for certain classes of Annuitants. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of Annuitants.
Substitutions may be made with respect to existing investments or the investment of future Purchase Payments, or both. We may close the Subaccount to allocations of Purchase Payments or AAV, or both, at any time in our sole discretion. The fund, which sells shares to the Subaccount pursuant to a participation agreement, also may terminate the agreement and discontinue offering its shares to the Subaccount. A substitution might also occur if shares of a fund should no longer be available, or if investment in the fund’s shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion.
If the Subaccount or fund is closed to future Purchase Payments, we may add a new investment option to the contract. As an alternative, we may substitute a new fund for the prior fund option, after obtaining any necessary approval of the SEC and upon written notice to you. At least one variable investment option will be available at all times.
We also may:
•	remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
•	transfer assets supporting the contract from one Subaccount to another or from the VAA to another separate account;
•	combine the VAA with other separate accounts and/or create new separate accounts;
•	deregister the VAA under the 1940 Act; and
•	operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.
We may modify the provisions of the contract to reflect changes to the Subaccount and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.
Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for paying the benefits under the contracts.
Our administrative services include:
•	processing applications for and issuing the contracts;
•	processing purchases and redemptions of fund shares as required;
•	maintaining records;
•	administering Annuity Payouts;
•	furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);
•	reconciling and depositing cash receipts;
•	providing contract confirmations; and
•	providing toll-free and website inquiry services.
The benefits we provide include:
•	a Death Benefit;
•	a Guaranteed Withdrawal Benefit;
•	Annuity Payout benefits; and
•	cash surrender value benefits.
The risks we assume include:
•	the risk that Annuitants receiving Annuity Payouts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
•	the risk that lifetime payments to individuals from the Guaranteed Withdrawal Benefit will exceed the AAV;
•	the risk that the Death Benefits paid will exceed the actual AAV; and
•	the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).
The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. Any remaining expenses will be paid from our general account which may consist, among other things,
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of proceeds derived from mortality and expense risk charges deducted from the VAA. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.
Deductions from the VAA
We apply to the daily net asset value of the Subaccount a charge which is equal to an annual rate of:
Mortality and expense risk and administrative charge	0.65%
Guaranteed Withdrawal Benefit charge: The annual charge for this feature is currently 0.90% (0.075% monthly). This charge is applied to the Income Base (carried over from the Lincoln Secured Retirement IncomeSM contract under your former qualified retirement plan), as increased for subsequent Purchase Payments, Automatic Annual Step-ups, and decreased for Excess Withdrawals. We will deduct the cost of this benefit from the AAV on a monthly basis, with the first deduction occurring on the Valuation Date on or next following the one-month anniversary of the Guaranteed Withdrawal Benefit Effective Date. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. See Guaranteed Withdrawal Benefit – Income Base section for a discussion and example of the impact of the changes to the Income Base.
The percentage charge may increase no more frequently than once in a 12-month period and we will notify you in advance of the effective date of the change. The charge will not exceed the guaranteed maximum annual percentage charge of 2.00%. The guaranteed maximum monthly percentage charge is 0.17%.
If the AAV is reduced to zero while you are receiving a Guaranteed Annual Income, this charge will not be deducted.
Other Charges and Deductions
There are additional deductions from and expenses paid out of the assets of the underlying fund that are more fully described in the prospectus for the fund.
Additional Information
The sales and administrative charges described previously may be reduced or eliminated for any particular contract. However, these charges will be reduced only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges. Lower distribution and administrative expenses may be the result of economies associated with:
•	the use of mass enrollment procedures;
•	the performance of administrative or sales functions by the employer;
•	the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees; or
•	any other circumstances which reduce distribution or administrative expenses.
The exact amount of sales and administrative charges applicable to a particular contract will be stated in that contract.
The Contract
Purchase of Contract
This prospectus describes the group variable annuity contract under which we allocate payments to the accounts of individual Annuitants and provide a Guaranteed Withdrawal Benefit if all conditions are met. Each Annuitant under the group variable annuity contract receives a Certificate which summarizes the provisions of the group contract and is proof of participation.
Purchase Payments
You may make Purchase Payments to the Subaccount at any time, prior to the Annuity Commencement Date, subject to certain conditions. You are not required to make additional Purchase Payments after the initial Purchase Payment of Rollover Money. The minimum initial Purchase Payment is $10,000 and must be made using Rollover Money that was previously invested in the Lincoln Secured Retirement IncomeSM variable annuity, purchased by a qualified plan from Lincoln Life. Additional Purchase Payments may be made with qualified money from any source. The minimum annual amount for additional Purchase Payments is $300. Please check with your registered representative about making additional Purchase Payments since the requirements of your state may vary. The minimum Purchase Payment at any one time must be at least $100 ($25 if transmitted electronically). If a Purchase Payment is submitted that does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you.
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Purchase Payments are allocated to the LVIP Global Moderate Allocation Managed Risk Fund and are used to fund the Guaranteed Withdrawal Benefit. If Purchase Payments are discontinued, the Certificate will remain in force as a paid-up contract. If you submit a Purchase Payment to your agent, we will not begin processing the Purchase Payment until we receive it from your agent's broker-dealer in Good Order.
The maximum annual Purchase Payment will be limited to $500,000 without Home Office approval (excluding the Rollover Money). Purchase Payments which originate from other investment options available under your retirement plan and are made within 180 days of a withdrawal from the AAV may be limited to $25,000 in the future. After the Guaranteed Annual Income Effective Date no additional Purchase Payments will be allowed if your AAV is zero. In addition, we may further limit or decline future Purchase Payments as long as we provide you 180 days-notice. It is possible that we could refuse any or all future Purchase Payments. If future Purchase Payments cannot be made, AAVs and Income Bases will no longer be increased by additional Purchase Payments and you will not have the opportunity to further increase your GAI amount. You should consider these Purchase Payment limitations and how they may impact their long-term investment plans, especially if the intent is to make additional Purchase Payments over a long period of time.
Valuation Date
Accumulation Units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value will not change.
Allocation of Purchase Payments
Purchase Payments are allocated to the LVIP Global Moderate Allocation Managed Risk Fund Subaccount and are used to fund the Guaranteed Withdrawal Benefit. Purchase Payments allocated to the VAA are converted into Accumulation Units and are credited to the account of each Annuitant. The number of Accumulation Units credited is determined by dividing the Purchase Payment by the value of an Accumulation Unit on the Valuation Date on which the Purchase Payment is received in Good Order at our Home Office if received before 4:00 p.m., New York time or the close of trading of the New York Stock Exchange. If the Purchase Payment is received in Good Order at or after 4:00 p.m., New York time, we will process the request using the Accumulation Unit value computed on the next Valuation Date. The number of Accumulation Units determined in this way is not changed by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the fund performs, but also upon the expenses of the VAA and the fund.
Valuation of Accumulation Units
Purchase Payments allocated to the VAA are converted into Accumulation Units. This is done by dividing the amount allocated by the value of an Accumulation Unit for the Valuation Period during which the Purchase Payments are allocated to the VAA. The Accumulation Unit value for the Subaccount was established at the inception of the Subaccount. It may increase or decrease from Valuation Period to Valuation Period. Accumulation Unit values are affected by investment performance of the fund, fund expenses, and the deduction of certain contract charges. We determine the value of an Accumulation Unit on the last day of any following Valuation Period as follows:
1.  The total value of the fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; minus
2.  The liabilities of the Subaccount at the end of the Valuation Period; these liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and
3.  The result is divided by the number of Subaccount units outstanding at the beginning of the Valuation Period.
The daily charges imposed on the Subaccount for any Valuation Period are equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the Valuation Period. In certain circumstances (for example, when separate account assets are less than $1,000), and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
Guaranteed Withdrawal Benefit
The Guaranteed Withdrawal Benefit provides for each Annuitant (and spouse if the joint life option is elected):
•	Guaranteed lifetime periodic withdrawals up to the Guaranteed Annual Income amount which is based upon a guaranteed Income Base;
•	Automatic Annual Step-ups of the Income Base to the AAV if the AAV is equal to or greater than the Income Base and the maximum age(s) has not been reached;
•	Age-based increases to the Guaranteed Annual Income amount (after reaching a higher age-band and after an Automatic Annual Step-up).
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Please note any withdrawals made prior to the Guaranteed Annual Income Effective Date or that exceed the Guaranteed Annual Income amount (referred to as Excess Withdrawals) may significantly reduce the Income Base as well as the Guaranteed Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal and will terminate the benefit if the Income Base is reduced to zero.
The Guaranteed Withdrawal Benefit provides guaranteed, periodic withdrawals for your life or for the lives of you and your spouse (joint life option) regardless of the investment performance of the contract, provided that certain conditions are met. For purposes of this Guaranteed Withdrawal Benefit, spouse means an individual who would be recognized as a spouse under federal law. An Income Base is used to calculate the Guaranteed Annual Income payment from AAV, but is not available as a separate benefit upon death or surrender. The Income Base will be carried over from the Lincoln Secured Retirement IncomeSM variable annuity under your previous retirement plan. The Income Base will be increased by subsequent Purchase Payments and Automatic Annual Step-ups, and decreased by Excess Withdrawals in accordance with the provisions set forth below. Limits on Purchase Payments are discussed in the Purchase Payments section of this prospectus. No additional Purchase Payments are allowed if the AAV decreases to zero after the Guaranteed Annual Income Effective Date for any reason.
The Guaranteed Withdrawal Benefit provides for guaranteed, periodic withdrawals up to the Guaranteed Annual Income amount commencing after you (single life option) or the younger of you or your spouse (joint life option) reach age 55. The Guaranteed Annual Income payments are based upon specified percentages of the Income Base. The specified withdrawal percentages of the Income Base are age-based and may increase over time. With the single life option, you may receive Guaranteed Annual Income payments for life. Under the joint life option, Guaranteed Annual Income amounts for the lifetimes of you and your spouse will be available.
Income Base. The Income Base is a value used to calculate the Guaranteed Annual Income amount. The Income Base is not available as a lump sum withdrawal or as a Death Benefit. The initial Income Base under this Certificate is the amount of your Income Base that was transferred from the Lincoln Secured Retirement IncomeSM variable annuity contract under your former retirement plan. The maximum Income Base is $2,000,000. This maximum takes into consideration the total guaranteed amounts under the living benefit riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or your spouse if joint life option) are the covered lives.
Each additional Purchase Payment automatically increases the Income Base by the amount of the Purchase Payment (not to exceed the maximum Income Base). Additional Purchase Payments will not be allowed after the Guaranteed Annual Income Effective Date if the AAV decreases to zero for any reason including market loss.
Excess Withdrawals reduce the Income Base as discussed below. Withdrawals less than or equal to the Guaranteed Annual Income amount, amounts deducted for the Guaranteed Withdrawal Benefit charge, and any recordkeeping charge of 0.20% or less assessed by your IRA custodian will not reduce the Income Base. All withdrawals prior to the Guaranteed Annual Income Effective Date are considered Excess Withdrawals.
Automatic Annual Step-ups of the Income Base. The Income Base will automatically step-up to the AAV on the Valuation Date immediately prior to each Benefit Year anniversary if:
a)	the Annuitant (single life option), or the Annuitant or spouse (joint life option) are still living and under age 86 (if both spouses are living, they both must be under age 86); and
b)	the AAV on that Valuation Date, after the deduction of any withdrawals (including the Guaranteed Withdrawal Benefit charge), plus any Purchase Payments made on that date, is equal to or greater than the Income Base.
The Automatic Annual Step-up is available even in those years when a withdrawal has occurred.
Following is an example of how the Automatic Annual Step-ups will work (assuming no withdrawals or additional Purchase Payments):
	AAV	Income Base
Initial Rollover Money $50,000	$50,000	$50,000
Valuation Date immediately prior to 1st Benefit Year anniversary	$54,000	$54,000
Valuation Date immediately prior to 2nd Benefit Year anniversary	$53,900	$54,000
Valuation Date immediately prior to 3rd Benefit Year anniversary	$57,000	$57,000
Valuation Date immediately prior to 4th Benefit Year anniversary	$64,000	$64,000
Withdrawal Amount. If the Guaranteed Annual Income Effective Date occurred under the Lincoln Secured Retirement IncomeSM contract, the Guaranteed Annual Income will continue under this Certificate, using the same Guaranteed Annual Income calculation. If the Certificate Effective Date is not the same as the Benefit Year anniversary date, you will receive only the amount of Guaranteed Annual Income remaining from the Lincoln Secured Retirement IncomeSM contract for that Benefit Year until your next Benefit Year anniversary.
For those who have not previously requested a Guaranteed Annual Income Effective Date, you may request to begin Guaranteed Annual Income withdrawals by submitting a request to the Home Office. The Valuation Date the request is approved is the Guaranteed
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Annual Income Effective Date. At that time, you will elect either the single life option or the joint life option of the Guaranteed Withdrawal Benefit. After the Guaranteed Annual Income Effective Date, periodic withdrawals up to the Guaranteed Annual Income amount may be taken each Benefit Year for your lifetime (single life option) or the lifetimes of you and your spouse (joint life option) as long as the Guaranteed Annual Income amount is greater than zero. Guaranteed Annual Income withdrawals may be taken once you (single life option) or the younger of you and your spouse (joint life option) turn age 55. If the Guaranteed Annual Income Effective Date does not occur on a Benefit Year anniversary, the Guaranteed Annual Income amount for the first year will be prorated based on the number of days remaining in that Benefit Year.
Upon the Guaranteed Annual Income Effective Date, the Weighted Average Guaranteed Annual Income (“WAGAI”) percentage is calculated, based on your age (single life option) or the age of the younger of you and your spouse (joint life option). After the Guaranteed Annual Income Effective Date, the Guaranteed Annual Income amount percentage will increase on a Benefit Year anniversary on or after an applicable higher age band has been reached only after there has also been an Automatic Annual Step-up. The Automatic Annual Step-up must occur after the date you (or spouse if applicable) reached the higher age band. If an applicable age band has been reached and there has not also been an Automatic Annual Step-up, then the Guaranteed Annual Income amount percentage will not increase until the next Automatic Annual Step-up occurs. If the entire Guaranteed Annual Income amount is not withdrawn during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year.
Weighted Average Guaranteed Annual Income Percentage (WAGAI). Under the Lincoln Secured Retirement IncomeSM contract and this Certificate, Guaranteed Annual Income percentages were provided for different ages and for single and joint life options on different tables (“Tables”). The Current Table of Guaranteed Annual Income Percentages by Ages is shown below. A WAGAI percentage will be used to calculate the Guaranteed Annual Income. A WAGAI percentage will be calculated based on the portion of Purchase Payments, Automatic Annual Step-Ups and Excess Withdrawals that are allocated to each Table that was in effect when Purchase Payments were made. The percentage for each Table is determined according to this formula: (a) divided by (b) times (c); where
(a)	is the portion of the Income Base calculated on the basis of Purchase Payments made during the time the specific Table is in effect and adjusted by Automatic Annual Step-Ups and Excess Withdrawals;
(b)	is the total Income Base for all Tables;
(c)	is the applicable percentage for the age and measuring life option for that Table.
The percentage for each applicable Table will be calculated according to the formula above. Then the percentages determined for each Table will be added together to determine the WAGAI percentage. The WAGAI percentage will be recalculated following the date of an additional Purchase Payment, Automatic Annual Step-Up or Excess Withdrawal. The Income Base allocated to each rate Table will be reduced by the same proportion that the Excess Withdrawal reduces the AAV.
The following example demonstrates how the WAGAI is calculated if Purchase Payments are made while two different Tables are in effect:
Total Purchase Payment during Year 1 (Table 1 in effect)	$5,000
Automatic Step-Up of Income Base to market value on Benefit Year anniversary	$5,900
Total Purchase Payments during Year 2 (Table 2 in effect)	$5,000
Market loss so no Automatic Step-Up on Benefit Year anniversary	$10,900
The Annuitant is age 60 on the Guaranteed Annual Income Effective Date. The percentage rate for this Annuitant under Table 1 was 4% (single life). The percentage rate under Table 2 was 3.5%.
According to the formula above, at the end of year 2 the percentage attributed to the first Table is ($5,900 / $10,900 x 4%) = 2.16%. The percentage attributed to the second Table is ($5,000 / $10,900 x 3.5%) = 1.61%. Adding the two rates together results in a WAGAI of 3.77%. This rate will be applied to the Total Income Base of $10,900 to produce a Guaranteed Annual Income amount of $410.93.
Current Table of Guaranteed Annual Income Percentages by Ages
Age	Guaranteed Annual Income amount percentage (Single Life Option)	Guaranteed Annual Income amount percentage (Joint Life Option)
At Least 55 and under 65	4%	3.5%
65-70	5%	4.5%
71+	6%	5.5%
We may change the Table of Guaranteed Annual Income Percentages by Ages (“Table”) for future Purchase Payments. We will provide you with notice of any change to the Table.
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If the AAV is reduced to zero while receiving a Guaranteed Annual Income amount because of market performance, Guaranteed Withdrawal Benefit charges or the recordkeeping charge of 0.20% or less assessed by your IRA custodian, payments equal to the Guaranteed Annual Income amount will continue automatically for your life (and your spouse's life if applicable). The remaining Income Base is not available as a lump sum withdrawal. You will not be entitled to the Guaranteed Annual Income amount if the Income Base is reduced to zero as a result of an Excess Withdrawal. If the Income Base is reduced to zero due to an Excess Withdrawal the Guaranteed Withdrawal Benefit will terminate, and you will have no more rights or benefits under this contract.
Withdrawals equal to or less than the Guaranteed Annual Income amount will not reduce the Income Base. All withdrawals will decrease the AAV.
The following example shows the calculation of the Guaranteed Annual Income amount and how withdrawals less than or equal to the Guaranteed Annual Income amount affect the Income Base and the AAV. The example assumes that the Annuitant is age 58 (4% Guaranteed Annual Income percentage for single life option) on the Guaranteed Annual Income Effective Date, the Guaranteed Annual Income Effective Date is on a Benefit Year anniversary, and the Income Base is $200,000:
AAV on the Guaranteed Annual Income Effective Date	$200,000
Income Base on the Guaranteed Annual Income Effective Date	$200,000
Initial Guaranteed Annual Income amount on the Guaranteed Annual Income Effective Date ($200,000 x 4%)	$ 8,000
AAV six months after Guaranteed Annual Income Effective Date	$210,000
Income Base six months after Guaranteed Annual Income Effective Date	$200,000
Withdrawal six months after Guaranteed Annual Income Effective Date when Annuitant is still age 58	$ 8,000
AAV after withdrawal ($210,000 - $8,000)	$202,000
Income Base after withdrawal ($200,000 - $0)	$200,000
AAV on next Benefit Year anniversary	$205,000
Income Base on next Benefit Year anniversary	$205,000
Guaranteed Annual Income amount on next Benefit Year anniversary	$ 8,200
The Automatic Annual Step-up was available on the first Benefit Year anniversary and increased the Income Base to the AAV of $205,000. The Guaranteed Annual Income amount also increased to $8,200 (4% x $205,000).
Purchase Payments added to the contract subsequent to the Guaranteed Annual Income Effective Date will increase the Guaranteed Annual Income amount by an amount equal to the WAGAI percentage multiplied by the amount of the subsequent Purchase Payment. For example, assuming an Annuitant is age 58 (single life option), if the Guaranteed Annual Income amount of $2,000 (4% of $50,000 Income Base) is in effect and an additional Purchase Payment of $10,000 is made (and the GAI rates had not changed), the new Guaranteed Annual Income amount that Benefit Year is $2,400 ($2,000 + 4% of $10,000). The Guaranteed Annual Income payment amount will be recalculated immediately after a Purchase Payment is made. Note that the Benefit Year does not change so all withdrawals during the Benefit Year, (withdrawals before and after the additional Purchase Payment), will count toward the Guaranteed Annual Income amount.
Purchase Payments (other than Rollover Money) into the contract cannot exceed $500,000 in a Benefit Year.
Automatic Annual Step-ups will increase the Income Base and thus the Guaranteed Annual Income amount. The Guaranteed Annual Income amount, after the Income Base is adjusted by an Automatic Annual Step-up, will be equal to the adjusted Income Base multiplied by the applicable WAGAI percentage.
Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Guaranteed Annual Income amount at the time of the withdrawal, or are withdrawals made prior to the Guaranteed Annual Income Effective Date. Withdrawals for the Guaranteed Withdrawal Benefit charge and any recordkeeping charge of 0.20% or less assessed by your IRA custodian are not treated as Excess Withdrawals.
When an Excess Withdrawal occurs:
•	the Income Base is reduced by the same proportion that the Excess Withdrawal reduces the AAV. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal; and
•	the Guaranteed Annual Income amount will be recalculated to equal the applicable WAGAI percentage multiplied by the new (reduced) Income Base.
We will provide to you quarterly statements that will include the Guaranteed Annual Income amount (as adjusted for Guaranteed Annual Income amount payments, Automatic Annual Step-ups, Excess Withdrawals and additional Purchase Payments) available for
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the Benefit Year, if applicable, in order to determine whether a withdrawal may be an Excess Withdrawal. Questions regarding Excess Withdrawals should be referred to the customer service number provided on the front page of this prospectus.
The following example demonstrates the impact of an Excess Withdrawal on the Income Base, the Guaranteed Annual Income amount and the AAV. The Annuitant who is age 58 (single life option) makes a $12,000 withdrawal which causes a $12,915.19 reduction in the Income Base. If there are multiple GAI tables in effect, the Income Base allocated to each rate Table will be reduced by the same proportion that the Excess Withdrawal reduces the AAV.
Prior to Excess Withdrawal: AAV = $60,000 Income Base = $85,000
Guaranteed Annual Income amount = $3,400 (4% of the Income Base of $85,000)
After a $12,000 Withdrawal, $3,400 is within the Guaranteed Annual Income amount, $8,600 is the Excess Withdrawal.
The AAV is reduced by the amount of the Guaranteed Annual Income amount of $3,400 and the Income Base is not reduced: AAV = $56,600 ($60,000 - $3,400) Income Base = $85,000
The AAV is also reduced by the $8,600 Excess Withdrawal and the Income Base is reduced by 15.19435%, the same proportion that the Excess Withdrawal reduced the $56,600 AAV ($8,600 ÷ $56,600)
AAV = $48,000 ($56,600 - $8,600)
Income Base = $72,084.81 ($85,000 x 15.19435% = $12,915.19; $85,000 - $12,915.19 = $72,084.81)
On the following Benefit Year anniversary:
AAV = $43,000
Income Base = $72,084.81
Guaranteed Annual Income amount = $2,883.39 (4% x $72,084.81 Income Base)
In a declining market, Excess Withdrawals may significantly reduce the Income Base as well as the Guaranteed Annual Income amount. If the Income Base or AAV is reduced to zero due to an Excess Withdrawal the Guaranteed Withdrawal Benefit will terminate and you will have no more rights or benefits under this contract.
After the Guaranteed Annual Income Effective Date, withdrawals will be treated as within the Guaranteed Annual Income amount (even if they exceed the Guaranteed Annual Income amount) only if the withdrawals are taken as systematic monthly or quarterly installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:
•	Lincoln's monthly or quarterly automatic withdrawal service is used to calculate and pay the RMD;
•	The RMD calculation must be based only on the AAV in this contract; and
•	No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph).
If RMD withdrawals during a Benefit Year are less than the Guaranteed Annual Income amount, an additional amount up to the Guaranteed Annual Income amount may be withdrawn. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the greater of the Guaranteed Annual Income amount or RMDs, will be treated as Excess Withdrawals.
Distributions from qualified contracts are generally taxed as ordinary income. See Federal Tax Matters for a discussion of the tax consequences of withdrawals.
Death Prior to the Annuity Commencement Date. The Guaranteed Withdrawal Benefit has no provision for a payout of the Income Base upon death of the Annuitant. A Death Benefit may be paid to the Beneficiary if the conditions set forth below are met. Payment of a Death Benefit terminates the Guaranteed Withdrawal Benefit for you and your surviving spouse if applicable. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time.
Upon the death of the Annuitant prior to the Guaranteed Annual Income Effective Date or upon the Annuitant’s death with the single life option, the Guaranteed Withdrawal Benefit will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). A Death Benefit, as set forth below, may be available.
Upon the first death under the joint life option, the lifetime payout of the Guaranteed Annual Income amount will continue for the life of the surviving spouse unless a Death Benefit is paid out if available. The Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, the Guaranteed Withdrawal Benefit will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). A Death Benefit, as set forth below, may be available upon the second death.
The Death Benefit is equal to the greater of:
•	the current AAV as of the Valuation Date we approve the payment of the claim; or
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•	the sum of all Purchase Payments into the AAV decreased by withdrawals. Excess Withdrawals reduce the sum of all Purchase Payments in the same proportion that Excess Withdrawals reduced the AAV. All other withdrawals reduce the sum of all Purchase Payments by the dollar amount of the withdrawal.
The value of the Death Benefit will be determined as of the date on which the death claim is approved for payment. This payment will occur upon receipt of:
•	proof, satisfactory to us, of the death;
•	written authorization for payment; and
•	our receipt of all required claim forms, fully completed.
If the Death Benefit becomes payable upon the death of the Annuitant, the Beneficiary may elect to receive payment either in the form of a lump sum settlement or an Annuity Payout. Federal tax law requires that an annuity election be made no later than 60 days after we receive satisfactory notice of death as discussed previously.
If a lump sum settlement is requested, the proceeds will be mailed within seven days of receipt of satisfactory claim documentation as discussed previously, subject to the laws and regulations governing payment of Death Benefits. This payment may be postponed as permitted by the 1940 Act.
All Death Benefit payments will be subject to the laws and regulations governing Death Benefits.
The tax code requires that any distribution be paid within five years of the death of the Annuitant unless the Beneficiary begins receiving, within one year of the Annuitant’s death, the distribution in the form of a life annuity or an annuity for a designated period not exceeding the Beneficiary's life expectancy.
Termination. You may terminate the contract, including the Guaranteed Withdrawal Benefit, by notifying us in writing and surrendering your Certificate.
The Guaranteed Withdrawal Benefit will automatically terminate:
•	on the Annuity Commencement Date; or
•	upon the death of the Annuitant prior to the Guaranteed Annual Income Effective Date or under the single life option; or
•	upon the death of the survivor under the joint life option; or
•	when the Income Base or AAV is reduced to zero due to an Excess Withdrawal.
The termination of the Guaranteed Withdrawal Benefit will not result in any increase in AAV equal to the Income Base. Upon effective termination of the Guaranteed Withdrawal Benefit, the benefits and charges provided by the Certificate will terminate and any AAV must be removed from this contract.
Surrenders and Withdrawals
Before the Annuity Commencement Date, we will allow the surrender of your Certificate or a withdrawal of a portion of the AAV upon your written request, subject to the conditions of the Certificate discussed below. Surrender or withdrawal rights after the Annuity Commencement Date depend on the Annuity Payout option selected.
The amount available upon surrender/withdrawal is the AAV at the end of the Valuation Period during which the written request for surrender/withdrawal is received at the Home Office if the request is received in Good Order before 4:00 p.m. New York time or the close of trading of the New York Stock Exchange if earlier. If we receive a surrender or withdrawal request in Good Order at or after 4:00 p.m., New York time, we will process the request using the Accumulation Unit value computed on the next Valuation Date. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the home office. The payment may be postponed as permitted by the 1940 Act.
The tax consequences of a surrender/withdrawal are discussed later in this prospectus. See Federal Tax Matters.
Delay of Payments
Contract proceeds from the VAA will be paid within seven days, except:
•	when the NYSE is closed (other than weekends and holidays);
•	times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
•	when the SEC so orders for your protection.
Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about your account to government regulators.
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Abandoned Property. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be “escheated”. This means that the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Annuitant last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.
To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your Beneficiary designations by submitting a Beneficiary change form to our Home Office.
Amendment of Contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state’s insurance department (if required).
Ownership
The owner of this group annuity contract on the date of issue will be the Lincoln Financial Group Trust Company.
As Annuitant and as the individual for whom the IRA and/or Roth IRA is established, you have all rights as described in this Certificate. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all Annuitants and their designated Beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. Assignments may have an adverse impact on any Death Benefits or benefits offered under living benefit riders in this product and may be prohibited under the terms of a particular feature. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.
Contractowner Questions
The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of this Certificate or of the contract. Contracts, Certificates, endorsements and riders may vary as required by state law. Questions about your Certificate or this contract should be directed to us at 1-800-234-3500.
Annuity Payouts
The Certificate provides optional forms of payouts of annuities (annuity options), each of which is payable on a fixed basis. The Certificate provides that all or part of the AAV may be used to purchase an Annuity Payout option.
You may elect Annuity Payouts in monthly, quarterly, semiannual or annual installments. If the payouts would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. The amount of each Annuity Payout will depend upon the frequency of payout you select. For example, if you select frequent payments (e.g., monthly), the amount of each payout will be lower than if you choose a less frequent payout (e.g., annual installments). Also, the amount of each Annuity Payout will depend upon the duration of payout you select. For example, if you choose the Life Annuity option, the amount of each payout likely will be higher than if you choose the Joint Life Annuity since the Life Annuity assumes a shorter period of time than the Joint Life Annuity. Following are explanations of the annuity options available.
Annuity Options
Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10, 15 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Annuitant.
Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the Annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.
Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor.
Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.
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If any payee dies after an Annuity Payout becomes operative, then we will pay the following to the payee's estate (unless otherwise specified in the election option):
the present value of unpaid payments under the payouts guaranteed for designated period or life annuity with payouts guaranteed for designated period;
•	the amount payable at the death of the payee under the unit refund life annuity; or
•	the proceeds remaining with Lincoln Life under the payouts guaranteed for designated amount or interest income, if available.
If the annuity settlement has been selected and becomes operative, when the last payee dies, we will pay the remainder of the contract in a single sum to the last payee's estate (unless otherwise specified in the election option).
General Information
None of the options listed above currently provides withdrawal features, permitting you to withdraw commuted values as a lump sum payment. Other options, with or without withdrawal features, may be made available by us. Options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401 (a)(9) of the tax code, if applicable.
You must give us at least 30 days notice before the date on which you want payouts to begin. If proceeds become available to a Beneficiary in a lump sum, the Beneficiary may choose any Annuity Payout option. We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.
Unless you select another option, the contract automatically provides for a life annuity with Annuity Payouts guaranteed for 10 years except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the Annuitant’s death (or surviving Annuitant’s death in case of joint life annuity) will be paid to the Beneficiary as payouts become due after we are in receipt of:
•	proof, satisfactory to us, of the death;
•	written authorization for payment; and
•	all claim forms, fully completed.
Once you begin to receive Annuity Payouts, you cannot change the payout option, payout amount, or payout period.
Federal Tax Matters
Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules found in the Internal Revenue Code (“Code”), Treasury Regulations and applicable IRS guidance to your individual situation.
Qualified Retirement Plans
We have designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called “qualified contracts.” We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified retirement plans. Persons planning to use the contract in connection with a qualified retirement plan should obtain advice from a competent tax adviser.
Types of Qualified Contracts and Terms of Contracts
Qualified retirement plans may include the following:
•	Individual Retirement Accounts and Annuities (“Traditional IRAs”)
•	Roth IRAs
•	Traditional IRA that is part of a Simplified Employee Pension Plan (“SEP”)
•	SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
•	401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)
•	403(a) plans (qualified annuity plans)
•	403(b) plans (public school system and tax-exempt organization annuity plans)
•	H.R. 10 or Keogh Plans (self-employed individual plans)
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•	457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan's terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.
Tax Deferral on Earnings
The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
•	An individual must own the contract (or the tax law must treat the contract as owned by an individual).
•	The investments of the VAA must be “adequately diversified” in accordance with IRS regulations.
•	Your right to choose particular investments for a contract must be limited.
•	The Annuity Commencement Date must not occur near the end of the Annuitant’s life expectancy.
Investments in the VAA Must Be Diversified
For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract Purchase Payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered “adequately diversified.”
Restrictions
Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the Subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.
Tax Treatment of Qualified Contracts
The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example,
•	Federal tax rules limit the amount of Purchase Payments that can be made, and the tax deduction or exclusion that may be allowed for the Purchase Payments. These limits vary depending on the type of qualified retirement plan and the plan participant’s specific circumstances (e.g., the participant’s compensation).
•	Minimum annual distributions are required under some qualified retirement plans once you reach age 70 ½ or retire, if later as described below.
•	Under most qualified plans, such as a traditional IRA, the owner must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 70 ½. Other qualified plans may allow the participant to take required distributions upon the later of reaching age 70 ½ or retirement.
Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.
Tax Treatment of Payments
The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include Purchase Payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for Purchase Payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.
Required Minimum Distributions (RMDs)
Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by April 1 of the year following the year you attain age 70 ½ or retire, if later. You are required to take distributions from your traditional IRAs by April 1 of the year following the year you reach age 70 ½. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.
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Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.
Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced Death Benefit, or other benefit, if any, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the contract value or a return of Purchase Payments. Please contact your tax adviser regarding any tax ramifications.
Additional Tax on Early Distributions from Qualified Retirement Plans
The tax code may impose a 10% additional tax on an early distribution from a qualified contract that must be included in income. The tax code does not impose the additional tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% additional tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
•	Distribution received on or after the Annuitant reaches 59½
•	Distribution received on or after the Annuitant’s death or because of the Annuitant’s disability (as defined in the tax law)
•	Distribution received as a series of substantially equal periodic payments based on the Annuitant’s life (or life expectancy), or
•	Distribution received as reimbursement for certain amounts paid for medical care.
These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This tax affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income,” or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is a qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Taxation of Death Benefits
We may distribute amounts from your contract because of your death. Federal tax rules may limit the payment options available to your Beneficiaries. If your spouse is your Beneficiary, your surviving spouse will generally receive special treatment and will have more available payment options. Non-spouse Beneficiaries do not receive the same special treatment. Payment options may be further limited depending upon whether you reached the date upon which you were required to begin minimum distributions. The Pension Protection Act of 2006 (“PPA”) permits non-spouse Beneficiary rollovers to an “inherited IRA” (effective January 1, 2007).
Transfers and Direct Rollovers
As a result of the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The PPA permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distribution after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers or after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.
The IRS issued Announcement 2014-32 confirming its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individuals IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers.
Federal Income Tax Withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us in writing prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.
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Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or (b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.
Special Considerations for Same-Sex Couples
The U.S. Supreme Court recently held same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
Nonqualified Annuity Contracts
A nonqualified annuity is a contract not issued in connection with an IRA or a qualified retirement plan receiving special tax treatment under the tax code. These contracts are not intended for use with nonqualified annuity contracts. Different federal tax rules apply to nonqualified annuity contracts. Persons planning to use the contract in connection with a nonqualified annuity should obtain advice from a tax advisor.
Our Tax Status
Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.
Changes in the Law
The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of the Contractowners or Annuitants who have interests in the Subaccount which invests in the fund. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.
The number of votes which you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.
The underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instructions which we receive, it is important that each Annuitant provide their voting instructions to us. Even though you may choose not to provide voting instruction, the shares of a fund to which such you would have been entitled to provide voting instruction will be voted by us in the same proportion as the voting instruction which we actually receive. For funds affiliated with Lincoln, shares of a fund to which such Contractowners would have been entitled to provide voting instruction will, once we receive a sufficient number of instructions we deem appropriate to ensure a fair representation of Contractowners eligible to vote, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Annuitants could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied proportionately to reduce the number of votes eligible to be cast.
Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a Subaccount proxy voting material, reports and other materials relating to the fund. Since the fund engages in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account – Fund Shares.
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Distribution of the Contracts
Lincoln Financial Distributors (“LFD”) serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors (“LFA”), also an affiliate of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us. While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The following paragraphs describe how payments are made by us and The Principal Underwriter to various parties.
Compensation Paid to LFA. The maximum compensation the Principal Underwriter pays to LFA is limited to the compensation the advisor received based on the amount of assets in the former retirement plan, which include assets in this contract. Alternatively, LFA may elect to receive a lower rate of compensation.
Lincoln Life also pays for the operating and other expenses of LFA, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFA's management team; advertising expenses; and all other expenses of distributing the contracts. LFA pays its sales representatives a portion of the commissions received for their sales of contracts. LFA sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we may provide jointly with LFA. Non-cash compensation items may include conferences, seminars, trips, entertainment, merchandise and other similar items. In addition, LFA sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFA sales representatives and/or their managers qualify for such benefits. LFA sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.
Compensation Paid to Unaffiliated Selling Firms. The maximum compensation the Principal Underwriters pays to Selling Firms, other than LFA, is 1.00% based on assets in the retirement plan, which include assets in this contract. Alternatively, some Selling Firms may elect to receive a lower rate of compensation. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.
LFD may pay certain Selling Firms or their affiliates additional amounts for: (1) “preferred product” treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.
Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards. These additional payments are not offered to all Selling Firms, and the terms of any particular agreement governing the payments may vary among Selling Firms.
These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2014 is contained in the Statement of Additional Information (SAI).
Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers.
Return Privilege
Within the free-look period after your Certificate is issued, you may cancel it for any reason by delivering or mailing it postage prepaid, to The Lincoln National Life Insurance Company at PO Box 2340, Fort Wayne, IN 46801-2340. A Certificate canceled under this provision will be void. Except as explained in the following paragraph, we will return the AAV as of the Valuation Date on which we receive the cancellation request. A purchaser who participates in the VAA is subject to the risk of a market loss on the AAV during the free-look period.
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For Certificates issued in those states whose laws require that we assume this market risk during the free-look period, a Certificate may be canceled, subject to the conditions explained before, except that we will return the greater of the Purchase Payment(s) or AAV as of the Valuation Date we receive the cancellation request, plus any premium taxes that had been deducted. IRA purchasers will also receive the greater of Purchase Payments or AAV as of the Valuation Date on which we receive the cancellation request.
State Regulation
As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.
Records and Reports
As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home Office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation.
Cyber Security
We rely heavily on interconnected computer systems and digital data to conduct our variable products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.
Other Information
You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.
Legal Proceedings
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome
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of such legal proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.
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Statement of Additional Information
Table of Contents for Lincoln National Variable Annuity Account L
For a free copy of the SAI complete the form below.
Statement of Additional Information Request Card
Lincoln Retirement Income RolloverSM Version 4
Lincoln National Variable Annuity Account L

Please send me a free copy of the current Statement of Additional Information for Lincoln National Variable Annuity Account L / Lincoln Retirement Income RolloverSM Version 4.
(Please Print)
Name:

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Mail to: The Lincoln National Life Insurance Co., P.O. Box 2340, Fort Wayne, Indiana 46801
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Lincoln Retirement Income RolloverSM Version 4
Lincoln National Variable Annuity Account L  (Registrant)
The Lincoln National Life Insurance Company  (Depositor)
Statement of Additional Information (SAI)
This SAI should be read in conjunction with the Lincoln Retirement Income RolloverSM Version 4 prospectus of Lincoln National Variable Annuity Account L dated May 1, 2017. You may obtain a copy of the Lincoln Retirement Income RolloverSM Version 4 prospectus on request and without charge. Please write Customer Service, The Lincoln National Life Insurance Company, PO Box 2340, Fort Wayne, IN 46802, or call 1-800-234-3500.

Item	Page
Special Terms	B-2
Services	B-2
Principal Underwriter	B-2
Purchase of Securities Being Offered	B-2
Determination of Accumulation and Annuity Unit Value	B-2
Item	Page
Capital Markets	B-3
Advertising & Ratings	B-3
Unclaimed Property	B-3
Other Information	B-3
Financial Statements	B-4

This SAI is not a prospectus.
The date of this SAI is May 1, 2017.

Special Terms
The special terms used in this SAI are the ones defined in the prospectus.
Services
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) the financial statements of the Lincoln National Variable Annuity Account L as of December 31, 2016 and for the year then ended and the statement of changes in net assets for each of the years in the two year period ended December 31, 2016; and b) the consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2016 and 2015 and for each of the three years in the period ended December 31, 2016 as set forth in their reports, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.
Keeper of Records
All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.
Principal Underwriter
Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of Lincoln Life, serves as principal underwriter (the “Principal Underwriter”) for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, “LFN”), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers (“Selling Firms”) for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $1,631,195, $1,412,869 and $1,500,645 to LFN and Selling Firms in 2014, 2015 and 2016 respectively, as sales compensation with respect to all the contracts offered under the VAA. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.
Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.
Both before and after the Annuity Commencement Date, there are exchange privileges between Subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.
The offering of the contracts is continuous.
Determination of Accumulation and Annuity Unit Value
A description of the days on which Accumulation and Annuity Units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.
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Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors — the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.
Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best, Fitch, and Standard & Poor’s. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.
Annuity Payout Illustrations. These will provide an initial benefit payment based in part on the Annuitant, the Contract Value and the fixed and/or variable Annuity Payout option elected. In addition, variable Annuity Payout illustrations may show the historical results of a variable payout in a Subaccount of the VAA.
Compound Interest Illustrations—These will emphasize several advantages of the variable annuity contract. For example, but not by way of illustration, the literature may emphasize the potential tax savings through tax deferral; the potential advantage of the variable annuity account over the fixed account; and the compounding effect when a client makes regular deposits to his or her contract.
Internet—An electronic communications network which may be used to provide information regarding Lincoln Life, performance of the subaccounts and advertisement literature.
Unclaimed Property
We have entered into a Global Resolution Agreement with a third party auditor representing multiple states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor has compared expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and policy or contract holders where a valid claim has not been made. We have also entered into a Regulatory Settlement Agreement with multiple states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws. Any escheatable property identified as a result of the audits and inquiries could result in additional payments of previously unclaimed death benefits or the payment of abandoned funds to U.S. jurisdictions.
Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of policyholders under the variable life accounts could conflict with those of Contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund
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involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.
Financial Statements
The December 31, 2016 financial statements of the VAA and the December 31, 2016 consolidated financial statements of Lincoln Life appear on the following pages.
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The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company

Consolidated Financial Statements

December 31, 2016 and 2015

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder of

The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company as of December 31, 2016 and 2015, and the related consolidated statements of comprehensive income (loss), stockholder's equity and cash flows for each of the three years in the period ended December 31, 2016. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States) and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company at December 31, 2016 and 2015, and the consolidated results of its operations and its cash flows for each of the three years ended December 31, 2016, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania

March 31, 2017

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(in millions, except share data)

	As of December 31,
	2016	2015
ASSETS
Investments:
Available-for-sale securities, at fair value:
Fixed maturity securities (amortized cost: 2016 - $83,290; 2015 - $81,196)	$87,866	$84,072
Variable interest entities' fixed maturity securities (amortized cost: 2016 - $200; 2015 - $596)	200	598
Equity securities (cost: 2016 - $260; 2015 - $226)	275	237
Trading securities	1,624	1,762
Mortgage loans on real estate	9,761	8,513
Real estate	12	13
Policy loans	2,429	2,520
Derivative investments	900	1,485
Other investments	2,034	1,588
Total investments	105,101	100,788
Cash and invested cash	2,057	2,400
Deferred acquisition costs and value of business acquired	9,143	9,493
Premiums and fees receivable	428	379
Accrued investment income	1,029	1,034
Reinsurance recoverables	6,810	7,100
Reinsurance related embedded derivatives	58	95
Funds withheld reinsurance assets	623	635
Goodwill	2,273	2,273
Other assets	6,132	4,872
Separate account assets	128,397	123,619
Total assets	$262,051	$252,688

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities
Future contract benefits	$20,681	$19,893
Other contract holder funds	78,106	76,483
Short-term debt	280	90
Long-term debt	2,549	2,745
Funds withheld reinsurance liabilities	4,827	4,478
Deferred gain on business sold through reinsurance	67	144
Payables for collateral on investments	4,910	4,565
Variable interest entities' liabilities	-	4
Other liabilities	6,414	5,781
Separate account liabilities	128,397	123,619
Total liabilities	246,231	237,802

Contingencies and Commitments (See Note 14)

Stockholder's Equity
Common stock - 10,000,000 shares authorized, issued and outstanding	10,696	10,677
Retained earnings	3,342	3,118
Accumulated other comprehensive income (loss)	1,782	1,091
Total stockholder's equity	15,820	14,886
Total liabilities and stockholder's equity	$262,051	$252,688

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in millions)

	For the Years Ended December 31,
	2016	2015	2014
Revenues
Insurance premiums	$2,579	$2,825	$2,371
Fee income	5,171	4,960	4,608
Net investment income	4,631	4,611	4,648
Realized gain (loss):
Total other-than-temporary impairment losses on securities	(141)	(75)	(25)
Portion of loss recognized in other comprehensive income	41	25	10
Net other-than-temporary impairment losses on securities recognized in earnings	(100)	(50)	(15)
Realized gain (loss), excluding other-than-temporary impairment losses on securities	(410)	(172)	(509)
Total realized gain (loss)	(510)	(222)	(524)
Amortization of deferred gain on business sold through reinsurance	69	69	69
Other revenues	403	440	867
Total revenues	12,343	12,683	12,039
Expenses
Interest credited	2,527	2,472	2,492
Benefits	4,247	4,529	4,354
Commissions and other expenses	4,005	4,109	3,876
Interest and debt expense	116	105	103
Strategic digitization expense	8	-	-
Total expenses	10,903	11,215	10,825
Income (loss) before taxes	1,440	1,468	1,214
Federal income tax expense (benefit)	267	295	220
Net income (loss)	1,173	1,173	994
Other comprehensive income (loss), net of tax:
Unrealized investment gains (losses)	692	(2,090)	1,752
Funded status of employee benefit plans	(1)	2	(3)
Total other comprehensive income (loss), net of tax	691	(2,088)	1,749
Comprehensive income (loss)	$1,864	$(915)	$2,743

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

(in millions)

	For the Years Ended December 31,
	2016	2015	2014

Common Stock
Balance as of beginning-of-year	$10,677	$10,652	$10,636
Stock compensation/issued for benefit plans	19	25	16
Balance as of end-of-year	10,696	10,677	10,652

Retained Earnings
Balance as of beginning-of-year	3,118	3,066	2,778
Net income (loss)	1,173	1,173	994
Dividends declared	(949)	(1,121)	(706)
Balance as of end-of-year	3,342	3,118	3,066

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	1,091	3,179	1,430
Other comprehensive income (loss), net of tax	691	(2,088)	1,749
Balance as of end-of-year	1,782	1,091	3,179
Total stockholder's equity as of end-of-year	$15,820	$14,886	$16,897

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

	For the Years Ended December 31,
	2016	2015	2014
Cash Flows from Operating Activities
Net income (loss)	$1,173	$1,173	$994
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads deferrals and interest, net of amortization	55	(176)	(535)
Trading securities purchases, sales and maturities, net	165	143	310
Change in premiums and fees receivable	(49)	101	(56)
Change in accrued investment income	8	(18)	(14)
Change in future contract benefits and other contract holder funds	(2,036)	868	1,407
Change in reinsurance related assets and liabilities	542	(1,060)	(960)
Change in federal income tax accruals	146	170	48
Realized (gain) loss	511	222	524
Amortization of deferred gain on business sold through reinsurance	(69)	(69)	(69)
Proceeds from reinsurance recapture	-	-	422
Change in cash management agreement investment	(66)	351	329
Other	262	45	249
Net cash provided by (used in) operating activities	642	1,750	2,649

Cash Flows from Investing Activities
Purchases of available-for-sale securities	(10,791)	(8,858)	(8,306)
Sales of available-for-sale securities	3,076	1,329	1,120
Maturities of available-for-sale securities	5,290	4,265	4,984
Purchases of alternative investments	(302)	(324)	(370)
Sales and repayments of alternative investments	238	177	238
Issuance of mortgage loans on real estate	(2,127)	(1,944)	(1,319)
Repayment and maturities of mortgage loans on real estate	877	816	958
Issuance and repayment of policy loans, net	91	125	6
Net change in collateral on investments and derivatives	435	638	1,476
Proceeds (outflows) from business ceded, recaptured and novated	-	-	(3)
Proceeds from sale of subsidiary/business	-	75	-
Other	(99)	(78)	(227)
Net cash provided by (used in) investing activities	(3,312)	(3,779)	(1,443)

Cash Flows from Financing Activities
Payment of long-term debt, including current maturities	(250)	(4)	-
Issuance (decrease) in short-term debt	190	88	(49)
Proceeds from sales leaseback transaction	85	47	83
Deposits of fixed account values, including the fixed portion of variable	10,030	10,745	10,363
Withdrawals of fixed account values, including the fixed portion of variable	(5,449)	(6,062)	(5,775)
Transfers to and from separate accounts, net	(1,308)	(2,474)	(2,509)
Common stock issued for benefit plans and excess tax benefits	(22)	(14)	(19)
Dividends paid to common stockholders	(949)	(1,121)	(706)
Net cash provided by (used in) financing activities	2,327	1,205	1,388

Net increase (decrease) in cash and invested cash	(343)	(824)	2,594
Cash and invested cash as of beginning-of-year	2,400	3,224	630
Cash and invested cash as of end-of-year	$2,057	$2,400	$3,224

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

The Lincoln National Life Insurance Company ("LNL" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Parent Company"), is domiciled in the state of Indiana.  We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York ("LLANY"). We also own several non-insurance companies, including Lincoln Financial Distributors and Lincoln Financial Advisors, LNC's wholesaling and retailing business units, respectively.  LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels.  LNL is licensed and sells its products throughout the U.S. and several U.S. territories.  See Note 22 for additional information.

Basis of Presentation

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles ("GAAP").  Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Certain amounts reported in prior years' consolidated financial statements have been reclassified to conform to the presentation adopted in the current year.  Specifically, we reclassified cash flows from certain investing activities into their own respective line items within the Consolidated Statements of Cash Flows.  Previously, these amounts were reported within purchases of other investments or sales or maturities of other investments line items, as applicable, within cash flows from investing activities.  These reclassifications had no effect on net income (loss), net cash provided by (used in) investing activities, or stockholder's equity for the prior years.

Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities ("VIEs") in which we are the primary beneficiary.  Entities in which we do not have a controlling financial interest and do not exercise significant management influence over the operating and financing decisions are reported using the equity method.  All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes.  A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest.  We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders.  We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE.  If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in our consolidated financial statements.

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period.  Those estimates are inherently subject to change and actual results could differ from those estimates.  Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are:  fair value of certain invested assets and derivatives, other-than-temporary impairment ("OTTI") and asset valuation allowances, deferred acquisition costs ("DAC"),  value of business acquired ("VOBA"), deferred sales inducements ("DSI"), goodwill, future contract benefits, other contract holder funds including deferred front-end loads ("DFEL"), pension plans, stock-based incentive compensation, income taxes and the potential effects of resolving litigated matters.

Business Combinations

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our consolidated financial statements.  The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date.  The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk ("NPR"), which would include our own credit risk.  Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability ("exit price") in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability ("entry price").  Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC"),

we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique.  The three-level hierarchy for fair value measurement is defined as follows:

•

Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to "blockage discounts" that are excluded;

•

Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

•

Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement.  Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult.  However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Available-For-Sale Securities - Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale ("AFS") consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) ("AOCI"), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value.  Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities.  Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices.  We do not adjust prices received from third parties; however, we do analyze the third-party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities.  Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.  In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met.    For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable.  For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement.  Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day.  For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants.    For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

•	Corporate bonds and U.S. government bonds - We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
•

Mortgage- and asset-backed securities ("ABS") - We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities ("MBS"), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages ("RMBS"), commercial mortgage-backed securities ("CMBS"), collateralized loan obligations ("CLOs") and collateralized debt obligations ("CDOs").

•

State and municipal bonds - We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

•

Hybrid and redeemable preferred and equity securities - We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes.  We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service.  On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source.  We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

AFS Securities - Evaluation for Recovery of Amortized Cost

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary.  For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an OTTI has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities (also referred to as "debt securities"), we generally consider the following to determine whether our debt securities with unrealized losses are other-than-temporarily impaired:

•	The estimated range and average period until recovery;
•	The estimated range and average holding period to maturity;
•	Remaining payment terms of the security;
•	Current delinquencies and nonperforming assets of underlying collateral;
•	Expected future default rates;
•	Collateral value by vintage, geographic region, industry concentration or property type;
•	Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•	Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss), as this amount is deemed the credit portion of the OTTI.  The remainder of the decline to fair value is recorded in other comprehensive income ("OCI") to unrealized OTTI on AFS securities on our Consolidated Statements of Stockholder's Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.  Management considers the following as part of the evaluation:

•	The current economic environment and market conditions;
•	Our business strategy and current business plans;
•	The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
•	Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
•

The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

•	The capital risk limits approved by management; and
•	Our current financial condition and liquidity demands.

In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover.  The discount rate is the effective interest rate implicit in the underlying debt security.  The effective interest rate is the original yield, or the coupon if the debt security was previously impaired.  See the discussion below for additional information on the methodology and significant inputs, by security type, that we use to determine the amount of a credit loss.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•	Historical and implied volatility of the security;
•	Length of time and extent to which the fair value has been less than amortized cost;
•	Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
•	Failure, if any, of the issuer of the security to make scheduled payments; and
•	Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI.  Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond, CLO or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
•	Fundamentals of the industry in which the issuer operates;
•

Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

•	Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
•	Expectations regarding defaults and recovery rates;
•	Changes to the rating of the security by a rating agency; and
•	Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost.  We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance.  To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
•	Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
•	Susceptibility to fair value fluctuations for changes in the interest rate environment;
•	Susceptibility to reinvestment risks, in cases where market yields are lower than the securities' book yield earned;
•	Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
•	Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
•	Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary.  The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods.  We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future.  Other factors used in this analysis include the credit characteristics of borrowers, geographic distribution of underlying loans and timing of liquidations by state.  Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur.  Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans.  Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments.  These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure.  If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost.  To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.  Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by mortgages on an ongoing basis.  We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages.  The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future.  These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable.  If it is not recoverable, we record an impairment of the security.

Trading Securities

Trading securities consist of fixed maturity and equity securities in designated portfolios, some of which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements.  Investment results for the portfolios that support Modco and CFW reinsurance arrangements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements.  Trading securities are carried at fair value, and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur.

Alternative Investments

Alternative investments, which consist primarily of investments in limited partnerships ("LPs"), are included in other investments on our Consolidated Balance Sheets.    We account for our investments in LPs using the equity method to determine the carrying value.  Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships' general partners.  As a result, our venture capital, real estate and oil and gas portfolios are generally on a three-month delay and our hedge funds are on a one-month delay.  In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year.  Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

Payables for Collateral on Investments

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash or non-cash collateral received.  This liability is included within payables for collateral on investments on our Consolidated Balance Sheets.  Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

Mortgage Loans on Real Estate

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances.  Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate.  Premiums and discounts are amortized using the effective yield method over the life of the loan.  Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate.  As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans.  We believe all of the loans in our portfolio share three primary risks:  borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio.  Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement.  When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value.  The loan's estimated value is based on:  the present value of expected future cash flows discounted at the loan's effective interest rate; the loan's observable market price; or the fair value of the loan's collateral.  Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan.  Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors.  Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses.  In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks.  We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles.  Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis.  Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted.  After the grace period expiration that may last up to 10 days, we send a default notice.  The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent.  We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan.  We resume accruing interest once a loan complies with all of its original terms or restructured terms.  Mortgage loans deemed uncollectable are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses.  All mortgage loans that are impaired have an established allowance for credit losses.  Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios.  The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage.  Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value.  Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan.  The debt-service coverage ratio compares a property's net operating income to its debt-service payments.  Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments.  Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

Policy Loans

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral.  Policy loans are carried at unpaid principal balances.

Real Estate

Real estate includes both real estate held for the production of income and real estate held-for-sale.  Real estate held for the production of income is carried at cost less accumulated depreciation.  Depreciation is calculated on a straight-line basis over the estimated useful life of the asset.  We periodically review properties held for the production of income for impairment.  Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks.  Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale.  Real estate is not depreciated while it is classified as held-for-sale.  Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions.  All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value.  We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in "Fair Value Measurement."  The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship.  For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged:  as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income.  The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change.  For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values.  For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We purchase and issue financial instruments and products that contain embedded derivative instruments.  When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes.  The embedded derivative is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments.  The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes.  These techniques project cash flows of the derivatives using current and implied future market conditions.  We calculate the present value of the cash flows to measure the current fair market value of the derivative.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of universal life insurance ("UL"), variable universal life insurance ("VUL"), traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable.  VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date.  Bonus credits and excess interest for dollar cost averaging contracts are considered DSI.  Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain (loss), is reported within commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).  DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Consolidated Statements of Comprehensive Income (Loss).  The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type.  For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments.  Contract lives for UL and VUL policies are estimated to be 30 to 40 years based on the expected lives of the contracts.  Contract lives for fixed and variable deferred annuities are generally between 15 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period.  The front-end load annuity product has an assumed life of 25 years.  Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over the expected premium-paying period that generally results in amortization less than 30 years.  Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business.  There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract.  We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives.  Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses.  When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses.  These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products.  These assumptions include, but are not limited to, capital markets, investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions).  Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Consolidated Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs ("unlocking").  We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review.  We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

Reinsurance

We enter into reinsurance agreements with other companies in the normal course of business.  Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief provided by or to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss), respectively, because there is a right of offset.  All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists.  Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.  Premiums, benefits and DAC are reported net of insurance ceded.

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill.  Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors.  We perform a two-step test in our evaluation of the carrying value of goodwill for each of our reporting units.  The results of one test on one reporting unit cannot subsidize the results of another reporting unit.  In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit.  If the fair value is greater than the carrying value, then the carrying value of the reporting unit is deemed to be recoverable, and Step 2 is not required.  If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist, and Step 2 is required.  In Step 2, the implied fair value of goodwill is determined for the reporting unit.  The reporting unit's fair value as determined in Step 1 is assigned to all of its net assets (recognized and unrecognized) as if the reporting unit were acquired in a business combination as of the date of the impairment test.  If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value; and a charge is reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).

Other Assets and Other Liabilities

Other assets consist primarily of DSI, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, debt issuance costs associated with line-of-credit arrangements, assets under capital leases, guaranteed living benefit ("GLB") reserves embedded derivatives, other prepaid expenses and deferred losses on business sold through reinsurance.  Other liabilities consist primarily of current and deferred taxes, pension and other employee benefit liabilities, derivative instrument liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, interest on borrowed funds, obligations under capital leases and other accrued expenses.

Other assets and other liabilities on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which may be reported in either other assets or other liabilities.  The fair value of these items represents approximate exit price including an estimate for our NPR. Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits. We classify these GLB reserves embedded derivatives in Level 3 within the hierarchy levels described above in "Fair Value Measurement."  We report the insurance portion of the reserves in future contract benefits.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following:  the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation.  If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).  Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations.  These assets are amortized on a straight-line basis over their useful life of 25 years.

Property and equipment owned for company use is carried at cost less allowances for depreciation.  Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.  Certain assets on our Consolidated Balance Sheets are related to capital leases.  These assets under capital leases are depreciated in a manner consistent with our current depreciation policy for owned assets.  We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable.  For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value.  The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset.  An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.  Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated.  Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year.  Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

We completed reinsurance transactions in 2012 and 2014 whereby we ceded closed blocks of UL contracts with secondary guarantees to Lincoln National Reinsurance Company (Barbados) Limited ("LNBAR"), a wholly-owned subsidiary of LNC.  We are recognizing the losses related to these transactions over a period of 30 years.

Separate Account Assets and Liabilities

We maintain separate account assets, which are reported at fair value.  The related liabilities are reported at an amount equivalent to the separate account assets.  Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities).  We also issue variable annuity and life contracts through separate accounts that may include various types of guaranteed death benefit ("GDB"), guaranteed withdrawal benefit ("GWB") and guaranteed income benefit ("GIB") features.  The GDB features include those where we contractually guarantee to the contract holder either:  return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age 80.  The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduce the contract value.

As discussed in Note 7, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves.  Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.  We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products.  The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves.  The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The "market consistent scenarios" used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid.  We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 49 million scenarios.  The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant.  The market consistent inputs include, but are not limited to, assumptions for capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, rider utilization, mortality, etc.), risk margins, maintenance expenses and a margin for profit.  We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions.  It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

Future Contract Benefits and Other Contract Holder Funds

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.  Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges.  The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue.  Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue.  The investment yield assumptions for immediate and deferred paid-up annuities range from 1.25% to 12.75%.  These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability.  The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest.  As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception.  The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported in benefits on our Consolidated Statements of Comprehensive Income (Loss).

With respect to our future contract benefits and other contract holder funds, we continually review overall reserve position, reserving techniques and reinsurance arrangements.  As experience develops and new information becomes known, liabilities are adjusted as deemed necessary.  The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends.  The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.  As of December 31, 2016 and 2015, participating policies comprised less than 1% of the face amount of business in force, and dividend expenses were $59 million, $67 million and $64 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest.  If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.  The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Certain of our variable annuity contracts reported within future contract benefits contain GLB reserves embedded derivatives, a portion of which may be reported in either other assets or other liabilities, and include guaranteed interest and similar contracts, that are carried at fair value on our Consolidated Balance Sheets, which represents approximate exit price including an estimate for our NPR.  Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits.  We classify these GLB reserves embedded derivatives items in Level 3 within the hierarchy levels described above in "Fair Value Measurement."  We report the insurance portion of the reserves in future contract benefits.

The fair value of our indexed annuity contracts is based on their approximate surrender values.

Borrowed Funds

LNL's short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less.  Long-term borrowings have contractual or expected maturities greater than one year.

Deferred Gain on Business Sold Through Reinsurance

Our reinsurance operations were acquired by Swiss Re Life & Health America, Inc. ("Swiss Re") in December 2001 through a series of indemnity reinsurance transactions.  We are recognizing the gain related to these transactions at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.

We completed a reinsurance transaction in 2009 whereby we assumed a closed block of term contracts from First Penn-Pacific Life Insurance Company.  We are recognizing the gain related to this transaction over a period of 15 years.

We completed reinsurance transactions in 2012 and 2013 whereby we ceded a closed block of UL contracts with secondary guarantees to LNBAR.  We are recognizing the gains related to these transactions over a period of 30 years.

Contingencies and Commitments

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances.  Investment products consist primarily of individual and group variable and fixed deferred annuities.  Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies.  These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees.  Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned.  Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned.  Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited.  Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

Insurance Premiums

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder.  Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies.  Our group non-medical insurance products consist primarily of term life, disability and dental.

Net Investment Income

Dividends and interest income, recorded in net investment income, are recognized when earned.  Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the trading and AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities.  When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period.  In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.  Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) includes realized gains and losses from the sale of investments, write-downs for OTTI of investments, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivatives and trading securities.  Realized gains and losses on the sale of investments are determined using the specific identification method.  Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL.  Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

Other Revenues

Other revenues consists primarily of fees attributable to broker-dealer services recorded as earned at the time of sale, changes in the market value of our seed capital investments, proceeds from reinsurance recaptures and communications sales recognized as earned, net of agency and representative commissions.

Interest Credited

Interest credited includes interest credited to contract holder account balances.  Interest crediting rates associated with funds invested in our general account during 2014 through 2016 ranged from 1% to 10%.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances.  Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits and certain annuities with life contingencies.  For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Strategic Digitization Expense

During 2016, we began an enterprise-wide digitization initiative that intends to significantly enhance our customer experience and provide operation efficiencies over time to meet evolving consumer preferences and marketplace shifts.  Expenses associated with this digitization initiative are reported within strategic digitization expense on our Consolidated Statements of Comprehensive Income (Loss).

Pension and Other Postretirement Benefit Plans

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses.  The mortality assumption is based on actual and anticipated plan experience, determined using acceptable actuarial methods.  We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense.  The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans.  The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan.  The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

Stock-Based Compensation

In general, we expense the fair value of stock awards included in our incentive compensation plans.  As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock.  The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity.  We classify certain stock awards as liabilities.  For these awards, the settlement value is classified as a liability on our Consolidated Balance Sheets, and the liability is marked-to-market through net income at the end of each reporting period.  In accordance with our early adoption of Accounting Standards Update ("ASU") 2016-09, Improvements to Employee Share-Based Payment Accounting, we have elected to continue applying an estimated forfeiture rate to our accrual of compensation costs.  Stock-based compensation expense is reflected in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Interest and Debt Expense

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts and costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method.  In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest and debt expense during the period of the change.

Income Taxes

We file a U.S. consolidated income tax return with LNC and its eligible subsidiaries.  Ineligible subsidiaries file separate individual corporate tax returns.  Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes.  A valuation allowance is recorded to the extent required.  Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance.  In evaluating the need for a valuation allowance, we consider many factors, including:  the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.

Discontinued Operations

The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in income (loss) from discontinued operations, net of federal income taxes, if the disposal represents a strategic shift that has, or will have, a major effect on our consolidated financial condition and results of operations.

2.  New Accounting Standards

Adoption of New Accounting Standards

The following table provides a description of our adoption of new ASUs issued by the FASB and the impact of the adoption on our financial statements:

Standard	Description	Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2014-08, Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity

This standard changed the requirements for reporting discontinued operations.  The disposal of a component of an entity must be reported as a discontinued operation if the disposal represents a strategic shift that has a major effect on an entity's operations and financial results.  The amendments also require entities to provide new disclosures about a disposal of an individually significant component of an entity that does not qualify for discontinued operations presentation.

		October 1, 2014	We applied the guidance in this standard to our sale of Lincoln Financial Media Company ("LFM") in the fourth quarter of 2014. For more information regarding our sale of LFM, see Note 3.
ASU 2014-16, Determining Whether the Host Contract in a Hybrid Financial Instrument Issued in the Form of a Share is More Akin to Debt or to Equity

This standard clarifies that when considering the nature of the host contract in a hybrid financial instrument issued in the form of a share; an entity must consider all of the stated and implied substantive terms of the hybrid instrument, including the embedded derivative feature that is being considered for separate accounting from the host contract.

		January 1, 2016	The adoption of this ASU did not have an effect on our consolidated financial condition or results of operations.
ASU 2015-02, Amendments to the Consolidation Analysis

This standard addresses consolidation accounting guidance related to limited partnerships, limited liability companies and securitization structures.  The new standard includes changes to existing consolidation models that eliminates the presumption that a general partner should consolidate a limited partnership, clarifies when fees paid to a decision maker should be a factor in the VIE consolidation evaluation and reduces the VIE consolidation models from two to one by eliminating the indefinite deferral for certain investment funds.

January 1, 2016

The adoption of this ASU did not have an effect on our consolidated financial condition or results of operations.  We have provided additional financial statement disclosures related to our limited partnerships in Note 5.

ASU 2015-05, Customer's Accounting for Fees Paid in a Cloud Computing Arrangement

This standard clarifies the accounting requirements for recognizing cloud computing arrangements.  Software licenses purchased through cloud computing arrangements should be accounted for in a manner consistent with the acquisition of other software licenses.  If a cloud computing arrangement does not include a software license, the arrangement should be accounted for as a service contract.

		January 1, 2016	The adoption of this ASU did not have an effect on our consolidated financial condition or results of operations.
ASU 2015-07, Disclosures for Certain Investments That Calculate Net Asset Value per Share (or its Equivalent)

This standard removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient.  In addition, the standard removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient, and limits those disclosures only to those investments for which the practical expedient has been elected.

		January 1, 2016	The adoption of this ASU did not result in a change to our financial statement disclosures.

Standard	Description	Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2015-09, Disclosures about Short-Duration Contracts

This standard enhances the disclosure requirements related to short-duration insurance contracts.  The new disclosure requirements focus on providing users of financial statements with more transparent information related to short-duration contracts about an insurance entity's (1) initial claims estimates and subsequent adjustments to those estimates, (2) methodologies and judgments in estimating claims and (3) timing, frequency and severity of claims.  Retrospective application is required for each comparative period presented, except for those requirements that apply only to the current period.

		Annual periods beginning January 1, 2016	The adoption of this ASU did not result in a change to our financial statements as we determined these additional disclosures are not material to our financial statements.
ASU 2015-15, Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements

Given the absence of authoritative accounting guidance in ASU 2015-03 related to debt issuance costs for line-of-credit arrangements, this standard clarifies that the Securities and Exchange Commission ("SEC") Staff would not object to an entity deferring and presenting these debt issuance costs as an asset and subsequently amortizing the deferred debt issuance costs ratably over the term of the line-of-credit arrangement.

		January 1, 2016	The adoption of this ASU did not have an effect on our consolidated financial condition or results of operations.
ASU 2016-09, Improvements to Employee Share-Based Payment Accounting

These amendments require all income tax effects of awards to be recognized in the income statement when the awards vest or are settled rather than through additional paid-in capital in the equity section of the balance sheet.  The amendments also permit an employer to repurchase an employee's shares at the maximum statutory tax rate in the employee's applicable jurisdiction for tax withholding purposes without triggering liability accounting.  Finally, the amendments permit entities to make a one-time accounting policy election to account for forfeitures as they occur.  Specific adoption methods depend on the issue being adopted and range from prospective to retrospective adoption.  Early adoption is permitted; however, all amendments must be adopted in the same period.  If an entity early adopts the amendments in an interim period, any adjustments should be reflected as of the beginning of the fiscal year that includes that interim period.

		Early adopted as of October 1, 2016	We recognized an income tax benefit of $4 million in federal income tax expense (benefit) in our Consolidated Statements of Comprehensive Income (Loss) for the year ended December 31, 2016.

Future Adoption of New Accounting Standards

The following table provides a description of future adoptions of new accounting standards that may have an impact on our financial statements when adopted:

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2014-09, Revenue from Contracts with Customers & ASU 2015-14, Revenue from Contracts with Customers; Deferral of the Effective Date

This standard establishes the core principle of recognizing revenue to depict the transfer of promised goods and services.  The amendments define a five-step process that systematically identifies the various components of the revenue recognition process, culminating with the recognition of revenue upon satisfaction of an entity's performance obligation.  Retrospective application is required.  After performing extensive outreach, the FASB decided to delay the effective date of ASU 2014-09 for one year.  Early application is permitted but only for annual reporting periods beginning after December 15, 2016.

January 1, 2018

Our primary sources of revenues are recognized in accordance with ASC Topic 944, Financial Services - Insurance ("Topic 944").  All contracts within the scope of Topic 944 are excluded from the scope of ASU 2014-09.  The initial phase of our adoption project indicates the revenue we report in other revenues in our Consolidated Statements of Comprehensive Income (Loss) is our primary revenue source that is within scope of this ASU.  We continue to evaluate the impact of adopting this ASU on our revenue recognition for contracts within scope.

ASU 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities

These amendments require, among other things, the fair value measurement of investments in equity securities and certain other ownership interests that do not result in consolidation and are not accounted for under the equity method of accounting.  The change in fair value of the impacted investments in equity securities must be recognized in net income.  In addition, the amendments include certain enhancements to the presentation and disclosure requirements for financial assets and financial liabilities.  Early adoption of the ASU is generally not permitted, except as defined in the ASU.  The amendments should be adopted in the financial statements through a cumulative-effect adjustment to the beginning balance of retained earnings.

January 1, 2018

We hold equity securities classified as AFS securities that are currently measured at fair value with changes in fair value recognized through OCI.  Upon adoption of this ASU, we will be required to recognize changes in fair value of our equity securities through net income.  See Note 6 for details regarding our equity securities currently classified as AFS securities.

ASU 2016-02, Leases

This standard establishes a new accounting model for leases.  Lessees will recognize most leases on the balance sheet as a right-of-use asset and a related lease liability.  The lease liability is measured as the present value of the lease payments over the lease term with the right-of-use asset measured at the lease liability amount and including adjustments for certain lease incentives and initial direct costs.  Lease expense recognition will continue to differentiate between finance leases and operating leases resulting in a similar pattern of lease expense recognition as under current GAAP.  This ASU permits a modified retrospective adoption approach that includes a number of optional practical expedients that entities may elect upon adoption.  Early adoption is permitted.

January 1, 2019

We are currently identifying all of our leases that will be within the scope of this standard; as such, we continue to evaluate the quantitative impact of adopting this ASU on our Consolidated Balance Sheets. Based on our initial assessment, we do not expect there to be a significant difference in our pattern of lease expense recognition under this ASU.

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2016-05, Effect of Derivative Contract Novations on Existing Hedge Accounting Relationships

The amendments clarify that a change in the counterparty to a derivative instrument identified in a hedging relationship in and of itself does not require dedesignation of that hedging relationship provided that all other hedge accounting criteria continue to be met.  The ASU may be adopted prospectively or through a modified retrospective approach.  Early adoption is permitted.

		January 1, 2017	This amendment is not expected to have a material effect on our consolidated financial condition and results of operations.
ASU 2016-06, Contingent Put and Call Options in Debt Instruments

The amendments clarify the requirements for assessing whether contingent call and put options that can accelerate the payment of principal on debt instruments are clearly and closely related to their debt hosts.  Upon adoption of this ASU, entities will be required to assess embedded call and put options solely in accordance with the four-step decision sequence that was developed by the FASB Derivatives Implementation Group.  The ASU should be adopted based on a modified retrospective basis for existing debt instruments.  Early adoption is permitted.

		January 1, 2017	This amendment is not expected to have a material effect on our consolidated financial condition and results of operations.
ASU 2016-08, Principal versus Agent Considerations (Reporting Revenue Gross versus Net)

These amendments clarify the implementation guidance on principal versus agent considerations in ASU 2014-09, including how an entity should identify the unit of accounting for the principal versus agent evaluation.  In addition, the amendments clarify how to apply the control principle to certain types of arrangements, such as service transactions, by explaining what a principal controls before the good or service is transferred to the customer.  Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations. See comments under ASU 2014-09 for more information.
ASU 2016-10, Identifying Performance Obligations and Licensing

These amendments clarify, among other things, the accounting guidance in ASU 2014-09 regarding how an entity will determine whether promised goods or services are separately identifiable, which is an important consideration in determining whether to account for goods or services as a separate performance obligation.   Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations. See comments under ASU 2014-09 for more information.
ASU 2016-12, Narrow Scope Improvements and Practical Expedients

The standard update amends the revenue recognition guidance in ASU 2014-09 related to transition, collectability, noncash consideration and the presentation of sales and other similar taxes. The amendments clarify that, for a contract to be considered completed at transition, substantially all of the revenue must have been recognized under current GAAP.  The amendments also clarify how an entity should evaluate the collectability threshold and when an entity can recognize nonrefundable consideration received as revenue if an arrangement does not meet the standard's contract criteria.  Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations. See comments under ASU 2014-09 for more information.

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2016-13, Measurement of Credit Losses on Financial Instruments

These amendments adopt a new model to measure and recognize credit losses for most financial assets.  The method used to measure estimated credit losses for AFS debt securities will be unchanged from current GAAP; however, the amendments require credit losses to be recognized through an allowance rather than as a reduction to the amortized cost of those debt securities.  The amendments will permit entities to recognize improvements in credit loss estimates on AFS debt securities by reducing the allowance account immediately through earnings.  The amendments will be adopted through a cumulative effect adjustment to the beginning balance of retained earnings as of the first reporting period in which the amendments are effective.  Early adoption is permitted for annual periods beginning after December 15, 2018, and interim periods therein.

January 1, 2020

We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations, with a primary focus on our fixed maturity securities (see Note 6).  We currently reduce the amortized cost of the individual security when recognizing OTTI on these securities.  Upon adoption of ASU 2016-13, we will no longer reduce the amortized cost of each individual security; rather we will establish a valuation allowance, and any declines or improvements in credit quality will be recognized through the valuation allowance.

ASU 2016-15, Classification of Certain Cash Receipts and Cash Payments

These amendments clarify the classification of eight specific cash flow issues in an entity's statement of cash flows where it was determined by the FASB that there is diversity in practice.  Early adoption of the amendments is permitted, and retrospective transition is required for each period presented in the statement of cash flows.

		January 1, 2018	We are currently evaluating these disclosure requirements and will amend classifications in our Consolidated Statements of Cash Flows upon adoption as applicable.
ASU 2016-16, Intra-Entity Asset Transfers Other Than Inventory

This amendment requires an entity to recognize current and deferred income taxes for an intra-entity asset transfer, other than inventory, when the transfer occurs, thereby eliminating the current GAAP exception that prohibits the recognition of income taxes until the asset has been sold to an outside party.  Early adoption is permitted as of the beginning of the annual reporting period for which financial statements have not been issued.

		January 1, 2018	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations.
ASU 2016-18, Restricted Cash

This amendment requires that amounts generally described as restricted cash and restricted cash equivalents should be included within cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows.  Early adoption is permitted using a retrospective transition method applied to each period presented.

		January 1, 2018	We will provide these additional disclosures in our Consolidated Statements of Cash Flows upon the adoption date as applicable.
ASU 2016-20, Technical Corrections and Improvements to Topic 606, Revenue from Contracts with Customers

These amendments clarify 13 issues related to the adoption of ASU 2014-09.  The most significant issue of these amendments for us is the clarification that all contracts within the scope of Topic 944 are excluded from the scope of ASU 2014-09, rather than just insurance contracts as described in ASU 2014-09.  Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations. See comments under ASU 2014-09 for more information.

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2017-04, Simplifying the Test for Goodwill Impairment

These amendments eliminate the requirement in current GAAP to perform Step 2 of the goodwill impairment test in favor of only applying Step 1.  Under Step 1, the fair value of the reporting unit is compared with its carrying value, and an impairment charge is recognized when the carrying value exceeds the reporting unit's fair value.  An entity still has the option to first perform a qualitative assessment of an individual reporting unit to determine if the quantitative assessment in Step 1 is necessary.  ASU 2017-04 should be adopted prospectively, and early adoption is permitted on impairment testing dates after January 1, 2017.

		Impairment tests performed after January 1, 2020	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations.

3.  Dispositions

LFM

On July 16, 2015, we closed on the sale of LFM to Entercom Communications Corp. ("Entercom Parent") and Entercom Radio, LLC.  We received $75 million in cash, net of transaction expenses, and $28 million face amount of perpetual cumulative convertible preferred stock of Entercom Parent.

As of December 31, 2014, we adjusted the carrying amount of the assets and liabilities of LFM that were to be sold to fair value less cost to sell and reclassified such amounts as held-for-sale within other assets and other liabilities on our Consolidated Balance Sheets.  Accordingly, we recognized a loss of $28 million, after-tax, during the fourth quarter of 2014 reflected within income (loss) from continuing operations on our Consolidated Statements of Comprehensive Income (Loss).  During 2015, we recognized an additional loss of $2 million, after-tax, related to finalizing the transaction.

4.  Business Ceded, Recaptured and Novated

Business Ceded

We completed a reinsurance transaction during 2014 whereby we ceded a block of business to LNBAR that resulted in the release of $64 million of statutory capital previously supporting a portion of statutory reserves related to our Worksite UL business.  The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2014:

Assets
Cash and invested cash	$(1)
DAC and VOBA	(12)
Reinsurance recoverables	3
Other assets (deferred loss on business sold through reinsurance)	9
Total assets	$(1)

Liabilities
Other liabilities	(1)
Total liabilities	$(1)

We completed a reinsurance transaction during 2014 whereby we ceded an additional block of business to LNBAR that resulted in the release of $28 million of statutory capital previously supporting a portion of statutory reserves related to our UL/survivorship UL

("SUL") business.  The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2014:

Assets
Cash and invested cash	$(2)
DAC and VOBA	(8)
Reinsurance recoverables	5
Other assets (deferred loss on business sold through reinsurance)	1
Total assets	$(4)

Liabilities
Other contract holder funds	$(2)
Other liabilities	(2)
Total liabilities	$(4)

Business Recaptured

We completed a reinsurance transaction during 2014 whereby we entered into an agreement to recapture certain traditional and interest sensitive business under several yearly renewable term reinsurance treaties that were originally ceded to a reinsurer.  As part of this agreement, we received cash consideration of $500 million, of which $78 million represented reimbursement for prepaid reinsurance premiums related to the recaptured treaties.  We recognized a one-time gain of $57 million, after-tax, related to this recapture with the remaining difference between the proceeds and the gain being driven primarily by increases in reserves of $226 million and a reduction of DAC of $123 million.

5.  Variable Interest Entities

Consolidated VIEs

Credit-Linked Notes

We have invested in the Class 1 notes of two credit-linked note ("CLN") structures, which represent special purpose trusts combining ABS with credit default swaps to produce multi-class structured securities.  The CLN structures also include subordinated Class 2 notes, which are held by third parties, and, together with the Class 1 notes, represent 100% of the outstanding notes of the CLN structures.  The entities that issued the CLNs are financed by the note holders, and, as such, the note holders participate in the expected losses and residual returns of the entities.

Because the note holders do not have voting rights or similar rights, we determined the entities issuing the CLNs are VIEs, and as a note holder, our interest represented a variable interest.  We have the power to direct the most significant activity affecting the performance of both CLN structures, as we have the ability to actively manage the reference portfolios underlying the credit default swaps.  In addition, we receive returns from the CLN structures and may absorb losses that could potentially be significant to the CLN structures.  As such, we concluded that we are the primary beneficiary of the VIEs associated with the CLNs.  We reflect the assets and liabilities on our Consolidated Balance Sheets and recognize the results of operations of these VIEs on our Consolidated Statements of Comprehensive Income (Loss).

As a result of consolidating the CLNs, we also consolidate the derivative instruments in the CLN structures.  The credit default swaps create variability in the CLN structures and expose the note holders to the credit risk of the referenced portfolio.  The contingent forward contracts transfer a portion of the loss in the underlying fixed maturity corporate asset-backed credit card loan securities back to the counterparty after credit losses reach our attachment point.

The following summarizes information regarding the CLN structures (dollars in millions) as of December 31, 2016:

Amount and Date of Issuance
$200
April
2007
Original attachment point (subordination)	2.05%
Current attachment point (subordination)	1.48%
Maturity	3/20/2017
Current rating of tranche	BB
Current rating of underlying reference obligations	AAA - CCC
Number of defaults in underlying reference obligations	2
Number of entities	99
Number of countries	21

As of December 2016, our $400 million CLN matured, and we no longer reflect the assets and liabilities associated with the VIE on our Consolidated Balance Sheets or recognize the results of operations of this VIE on our Consolidated Statements of Comprehensive Income (Loss).  We did not incur any principal losses under the CLN structure, and we no longer have any exposure to losses related to this VIE.

There has been no event of default on the remaining CLN.  Based upon our analysis, the remaining subordination as represented by the attachment point should be sufficient to absorb future credit losses, subject to changing market conditions.  Similar to other debt instruments, our maximum principal loss is limited to our original investment.

The following summarizes the exposure of the CLN structure's underlying reference portfolios by industry and rating as of December 31, 2016:

	AAA	AA	A	BBB	BB	B	CCC	Total
Industry
Financial intermediaries	0.0%	3.0%	7.1%	2.0%	0.0%	0.0%	0.0%	12.1%
Telecommunications	0.0%	1.0%	2.0%	3.1%	1.0%	0.0%	0.0%	7.1%
Oil and gas	1.0%	3.0%	0.0%	5.1%	1.0%	1.0%	0.0%	11.1%
Utilities	0.0%	0.0%	3.0%	4.1%	0.0%	0.0%	0.0%	7.1%
Chemicals and plastics	0.0%	0.0%	3.1%	1.0%	1.0%	0.0%	0.0%	5.1%
Drugs	1.0%	0.0%	2.0%	0.0%	0.0%	0.0%	0.0%	3.0%
Retailers (except food
and drug)	0.0%	0.0%	3.0%	1.0%	0.0%	0.0%	0.0%	4.0%
Industrial equipment	0.0%	0.0%	3.1%	2.0%	0.0%	0.0%	0.0%	5.1%
Sovereign	0.0%	2.1%	3.0%	2.0%	1.0%	0.0%	0.0%	8.1%
Conglomerates	0.0%	1.0%	2.0%	0.0%	0.0%	0.0%	0.0%	3.0%
Forest products	0.0%	0.0%	0.0%	0.0%	1.0%	0.0%	0.0%	1.0%
Other	0.0%	1.0%	9.1%	12.1%	8.1%	2.0%	1.0%	33.3%
Total	2.0%	11.1%	37.4%	32.4%	13.1%	3.0%	1.0%	100.0%

Asset and liability information (dollars in millions) for the consolidated VIEs included on our Consolidated Balance Sheets was as follows:

	As of December 31, 2016			As of December 31, 2015
	Number			Number
	of	Notional	Carrying	of	Notional	Carrying
	Instruments	Amounts	Value	Instruments	Amounts	Value
Assets
Fixed maturity securities:
Asset-backed credit card loans (1)	N/A	$-	$200	N/A	$-	$598
Credit default swaps	1	200	-	-	-	-
Total assets	1	$200	$200	-	$-	$598

Liabilities
Non-qualifying hedges:
Credit default swaps	-	$-	$-	2	$600	$4
Contingent forwards	1	-	-	2	-	-
Total liabilities (2)	1	$-	$-	4	$600	$4

(1)	Reported in variable interest entities' fixed maturity securities on our Consolidated Balance Sheets.
(2)	Reported in variable interest entities' liabilities on our Consolidated Balance Sheets.

For details related to the fixed maturity AFS securities for these VIEs, see Note 6.

As described more fully in Note 1, we regularly review our investment holdings for OTTI.  Based upon this review, we believe that the AFS fixed maturity securities were not other-than-temporarily impaired as of December 31, 2016.

The gains (losses) for the consolidated VIEs (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended
	December 31,
	2016	2015
Non-Qualifying Hedges
Credit default swaps	$4	$9
Contingent forwards	-	-
Total non-qualifying hedges (1)	$4	$9

(1)	Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

Unconsolidated VIEs

Reinsurance Related Notes

Effective October 1, 2015, our special purpose financial insurance company subsidiary, the Lincoln Reinsurance Company of Vermont VI, issued a long-term surplus note for $275 million to a non-affiliated VIE in exchange for two corporate bond AFS securities of like principal and duration.  The activities of the VIE are primarily to acquire, hold and issue notes and loans and to pay and collect interest on the notes and loans.  The outstanding principal balance of the long-term surplus note was $474 million as of December 31, 2016, and is variable in nature; moving concurrently with any variability in the face amount of the corporate bond AFS securities.  We have concluded that we are not the primary beneficiary of the non-affiliated VIE because we do not have power over the activities that most significantly affect its economic performance.  In addition, the terms of the long-term surplus note provide us with a set-off right with the corporate bond AFS securities we purchased from the VIE; therefore, neither appears on our Consolidated Balance Sheets.

Structured Securities

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager.  These structured securities include our RMBS, CMBS, CLOs and CDOs.  We have not provided financial or other support with respect to these VIEs other than our original investment.  We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits.  Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments.  We recognize our variable interest in these VIEs at fair value on our Consolidated Balance Sheets.  For information about these structured securities, see Note 6.

Limited Partnerships and Limited Liability Companies

We invest in certain limited partnerships ("LPs") and limited liability companies ("LLCs"), including qualified affordable housing projects, that we have concluded are VIEs.  We do not hold any substantive kick-out or participation rights in the LPs and LLCs, and we do not receive any performance fees or decision maker fees from the LPs and LLCs.  Based on our analysis of the LPs and LLCs, we are not the primary beneficiary of the VIEs, as we do not have the power to direct the most significant activities of the LPs and LLCs.

The carrying amounts of our investments in the LPs and LLCs are recognized in other investments on our Consolidated Balance Sheets and were $1.3 billion and $1.2 billion as of December 31, 2016 and 2015, respectively.  Included in these carrying amounts are our investments in qualified affordable housing projects, which were $37 million and $47 million as of December 31, 2016 and 2015, respectively.  We do not have any contingent commitments to provide additional capital funding to these qualified affordable housing projects.  We receive returns from these qualified affordable housing projects in the form of income tax credits and other tax benefits, which are recognized in federal income tax expense (benefit) on our Consolidated Statements of Comprehensive Income (Loss) and were $3 million and less than $1 million for the years ended December 31, 2016 and 2015, respectively.  Our exposure to loss is limited to the capital we invest in the LPs and LLCs, and there have been no indicators of impairment that would require us to recognize an impairment loss related to the LPs and LLCs as of December 31, 2016.

6.  Investments

AFS Securities

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique.  The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

	As of December 31, 2016
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity securities:
Corporate bonds	$72,706	$4,583	$931	$(5)	$76,363
ABS	1,016	39	13	(12)	1,054
U.S. government bonds	345	34	2	-	377
Foreign government bonds	445	57	1	-	501
RMBS	3,316	141	65	(5)	3,397
CMBS	341	8	4	(1)	346
CLOs	742	1	3	(4)	744
State and municipal bonds	3,811	703	19	-	4,495
Hybrid and redeemable preferred securities	568	68	47	-	589
VIEs' fixed maturity securities	200	-	-	-	200
Total fixed maturity securities	83,490	5,634	1,085	(27)	88,066
Equity securities	260	18	3	-	275
Total AFS securities	$83,750	$5,652	$1,088	$(27)	$88,341

	As of December 31, 2015
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity securities:
Corporate bonds	$70,584	$3,787	$1,913	$1	$72,457
ABS	1,022	40	16	(12)	1,058
U.S. government bonds	346	41	2	-	385
Foreign government bonds	459	60	1	-	518
RMBS	3,400	178	35	(11)	3,554
CMBS	347	10	2	(4)	359
CLOs	587	1	3	(3)	588
State and municipal bonds	3,706	672	12	-	4,366
Hybrid and redeemable preferred securities	745	86	44	-	787
VIEs' fixed maturity securities	596	2	-	-	598
Total fixed maturity securities	81,792	4,877	2,028	(29)	84,670
Equity securities	226	17	6	-	237
Total AFS securities	$82,018	$4,894	$2,034	$(29)	$84,907

(1)	Includes unrealized (gains) and losses on impaired securities related to changes in the fair value of such securities subsequent to the impairment measurement date.

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2016, were as follows:

	Amortized	Fair
	Cost	Value
Due in one year or less	$2,920	$2,961
Due after one year through five years	18,077	18,978
Due after five years through ten years	17,694	18,022
Due after ten years	39,184	42,364
Subtotal	77,875	82,325
Structured securities (ABS, MBS, CLOs)	5,615	5,741
Total fixed maturity AFS securities	$83,490	$88,066

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2016
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$15,099	$542	$3,117	$390	$18,216	$932
ABS	201	5	281	23	482	28
U.S. government bonds	18	2	-	-	18	2
Foreign government bonds	29	1	-	-	29	1
RMBS	876	50	374	22	1,250	72
CMBS	187	4	18	2	205	6
CLOs	259	3	25	-	284	3
State and municipal bonds	208	11	47	8	255	19
Hybrid and redeemable preferred securities	75	3	142	44	217	47
Total fixed maturity securities	16,952	621	4,004	489	20,956	1,110
Equity securities	4	2	44	2	48	4
Total AFS securities	$16,956	$623	$4,048	$491	$21,004	$1,114

Total number of AFS securities in an unrealized loss position						1,692

	As of December 31, 2015
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$19,285	$1,307	$2,349	$613	$21,634	$1,920
ABS	212	4	257	27	469	31
U.S. government bonds	15	2	-	-	15	2
Foreign government bonds	37	1	-	-	37	1
RMBS	593	21	362	21	955	42
CMBS	114	2	11	2	125	4
CLOs	271	2	49	1	320	3
State and municipal bonds	124	8	27	4	151	12
Hybrid and redeemable preferred securities	37	1	147	43	184	44
Total fixed maturity securities	20,688	1,348	3,202	711	23,890	2,059
Equity securities	47	6	-	-	47	6
Total AFS securities	$20,735	$1,354	$3,202	$711	$23,937	$2,065

Total number of AFS securities in an unrealized loss position						1,923

For information regarding our investments in VIEs, see Note 5.

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2016
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$164	$49	$2	19
Nine months or greater, but less than twelve months	1	1	-	2
Twelve months or greater	358	166	10	62
Total	$523	$216	$12	83

	As of December 31, 2015
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$1,536	$678	$2	135
Six months or greater, but less than nine months	76	85	-	19
Nine months or greater, but less than twelve months	39	38	-	2
Twelve months or greater	153	83	15	60
Total	$1,804	$884	$17	216

(1)	We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI.  Our gross unrealized losses, including the portion of OTTI recognized in OCI, on AFS securities decreased $951 million for the year ended December 31, 2016.  As discussed further below, we believe the unrealized loss position as of December 31, 2016, did not represent OTTI as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; (iii) the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities; and (iv) we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2016, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2016, the unrealized losses associated with our corporate bond securities were attributable primarily to widening credit spreads and rising interest rates since purchase.  We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2016, the unrealized losses associated with our MBS and ABS were attributable primarily to collateral losses and credit spreads.  We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates.  We estimated losses for a security by forecasting the underlying loans in each transaction.  The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable.  Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data.  Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost of each temporarily impaired security.

As of December 31, 2016, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers.  For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Balance as of beginning-of-year	$363	$360	$378
Increases attributable to:
Credit losses on securities for which an OTTI was not previously recognized	83	19	4
Credit losses on securities for which an OTTI was previously recognized	16	15	15
Decreases attributable to:
Securities sold, paid down or matured	(51)	(31)	(37)
Balance as of end-of-year	$411	$363	$360

During 2016, 2015 and 2014, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security.  The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

•	Failure of the issuer of the security to make scheduled payments;
•	Deterioration of creditworthiness of the issuer;
•	Deterioration of conditions specifically related to the security;
•	Deterioration of fundamentals of the industry in which the issuer operates; and
•	Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

Details of the amount of credit loss of OTTI recognized in net income (loss) for which a portion related to other factors was recognized in OCI (in millions), were as follows:

	As of December 31, 2016
		Net
		Unrealized		OTTI in
	Amortized	Gain/(Loss)	Fair	Credit
	Cost	Position	Value	Losses
Corporate bonds	$80	$5	$85	$77
ABS	201	12	213	106
RMBS	310	6	316	183
CMBS	29	1	30	37
CLOs	11	3	14	5
State and municipal bonds	2	-	2	3
Total	$633	$27	$660	$411

	As of December 31, 2015
		Net
		Unrealized		OTTI in
	Amortized	Gain/(Loss)	Fair	Credit
	Cost	Position	Value	Losses
Corporate bonds	$31	$(2)	$29	$28
ABS	186	13	199	101
RMBS	341	10	351	182
CMBS	34	4	38	47
CLOs	11	2	13	5
Total	$603	$27	$630	$363

Trading Securities

Trading securities at fair value (in millions) consisted of the following:

	As of December 31,
	2016	2015
Fixed maturity securities:
Corporate bonds	$1,275	$1,328
ABS	19	25
U.S. government bonds	164	221
Foreign government bonds	23	24
RMBS	95	102
CMBS	2	4
CLOs	6	10
State and municipal bonds	17	17
Hybrid and redeemable preferred securities	23	31
Total trading securities	$1,624	$1,762

The portion of the market adjustment for trading gains and losses recognized in realized gain (loss) that relate to trading securities still held as of December 31, 2016, 2015 and 2014, was $(3) million, $(96) million and $40 million, respectively.

Mortgage Loans on Real Estate

Mortgage loans on real estate principally involve commercial real estate.  The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in California, which accounted for 20% and 21%, respectively, and Texas, which accounted for 11% and 10%, respectively, of mortgage loans on real estate as of December 31, 2016 and 2015.

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

	As of December 31,
	2016	2015
Current	$9,762	$8,512
Valuation allowance associated with impaired mortgage loans on real estate	(2)	(2)
Unamortized premium (discount)	1	3
Total carrying value	$9,761	$8,513

The number of impaired mortgage loans on real estate, each of which had an associated specific valuation allowance, and the carrying value of impaired mortgage loans on real estate (dollars in millions) were as follows:

	As of December 31,
	2016	2015
Number of impaired mortgage loans on real estate	2	2

Principal balance of impaired mortgage loans on real estate	$7	$8
Valuation allowance associated with impaired mortgage loans on real estate	(2)	(2)
Carrying value of impaired mortgage loans on real estate	$5	$6

The changes in the valuation allowance associated with impaired mortgage loans on real estate (in millions) were as follows:

	As of December 31,
	2016	2015	2014
Balance as of beginning-of-year	$2	$3	$3
Additions	-	-	-
Charge-offs, net of recoveries	-	(1)	-
Balance as of end-of-year	$2	$2	$3

The average carrying value on the impaired mortgage loans on real estate (in millions) was as follows:

	For the Years Ended December 31,
	2016	2015	2014
Average carrying value for impaired mortgage loans on real estate	$6	$17	$24
Interest income recognized on impaired mortgage loans on real estate	-	1	2
Interest income collected on impaired mortgage loans on real estate	-	1	2

As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans, which were as follows (dollars in millions):

	As of December 31, 2016			As of December 31, 2015
			Debt-			Debt-
			Service			Service
	Carrying	% of	Coverage	Carrying	% of	Coverage
Loan-to-Value Ratio	Value	Total	Ratio	Value	Total	Ratio
Less than 65%	$8,604	88.1%	2.16	$7,591	89.2%	2.07
65% to 74%	1,009	10.3%	1.87	650	7.6%	1.60
75% to 100%	143	1.5%	0.86	266	3.1%	0.80
Greater than 100%	5	0.1%	1.04	6	0.1%	1.05
Total mortgage loans on real estate	$9,761	100.0%		$8,513	100.0%

Alternative Investments

As of December 31, 2016 and 2015, alternative investments included investments in 202 and 190 different partnerships, respectively, and the portfolio represented approximately 1% of our overall invested assets.

Net Investment Income

The major categories of net investment income (in millions) on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Fixed maturity AFS securities	$4,019	$3,981	$3,937
Equity AFS securities	11	9	9
Trading securities	94	102	119
Mortgage loans on real estate	413	385	367
Real estate	1	1	3
Policy loans	139	150	153
Invested cash	12	3	1
Commercial mortgage loan prepayment and bond make-whole premiums	115	98	132
Alternative investments	75	88	130
Consent fees	5	5	2
Other investments	4	6	(2)
Investment income	4,888	4,828	4,851
Investment expense	(257)	(217)	(203)
Net investment income	$4,631	$4,611	$4,648

Realized Gain (Loss) Related to Certain Investments

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

	For The Years Ended December 31,
	2016	2015	2014
Fixed maturity AFS securities: (1)
Gross gains	$65	$41	$37
Gross losses	(227)	(94)	(28)
Equity AFS securities:
Gross gains	8	3	5
Gross losses	(1)	-	-
Gain (loss) on other investments	(62)	(7)	4
Associated amortization of DAC, VOBA, DSI and DFEL
and changes in other contract holder funds	(24)	(26)	(31)
Total realized gain (loss) related to certain investments, pre-tax	$(241)	$(83)	$(13)

(1)	These amounts are represented net of related fair value hedging activity. See Note 7 for more information.

Details underlying write-downs taken as a result of OTTI that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above and the portion of OTTI recognized in OCI (in millions) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
OTTI Recognized in Net Income (Loss)
Fixed maturity securities:
Corporate bonds	$(80)	$(42)	$(1)
ABS	(5)	(6)	(10)
RMBS	(10)	(7)	(7)
CMBS	(1)	(1)	(1)
State and municipal bonds	(3)	-	-
Total fixed maturity securities	(99)	(56)	(19)
Equity securities	(1)	-	-
Gross OTTI recognized in net income (loss)	(100)	(56)	(19)
Associated amortization of DAC, VOBA, DSI and DFEL	-	6	4
Net OTTI recognized in net income (loss), pre-tax	$(100)	$(50)	$(15)

Portion of OTTI Recognized in OCI
Gross OTTI recognized in OCI	$53	$29	$11
Change in DAC, VOBA, DSI and DFEL	(12)	(4)	(1)
Net portion of OTTI recognized in OCI, pre-tax	$41	$25	$10

Determination of Credit Losses on Corporate Bonds and ABS

As of December 31, 2016 and 2015, we reviewed our corporate bond and ABS portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs.  The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

Credit ratings express opinions about the credit quality of a security.  Securities rated investment grade, that is those rated BBB- or higher by Standard & Poor's ("S&P") Rating Services or Baa3 or higher by Moody's Investors Service ("Moody's"), are generally considered by the rating agencies and market participants to be low credit risk.  As of December 31, 2016 and 2015, 95% and 96%, respectively, of the fair value of our corporate bond portfolio was rated investment grade.  As of December 31, 2016 and 2015, the portion of our corporate bond portfolio rated below investment grade had an amortized cost of $3.7 billion and $3.6 billion, respectively, and a fair value of $3.6 billion and $3.2 billion, respectively.  As of December 31, 2016 and 2015, 96% and 95%, respectively, of the fair value of our ABS portfolio was rated investment grade.  As of December 31, 2016 and 2015, the portion of our ABS portfolio rated below investment grade had an amortized cost of $87 million and $104 million, respectively, and a fair value of $73 million and $89 million, respectively.  Based upon the analysis discussed above, we believed as of December 31, 2016 and 2015, that we would recover the amortized cost of each investment grade corporate bond and ABS security.

Determination of Credit Losses on MBS

As of December 31, 2016 and 2015, default rates were projected by considering underlying MBS loan performance and collateral type.  Projected default rates on existing delinquencies vary between 10% to 100% depending on loan type and severity of delinquency status.  In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history.  Finally, we develop a default rate timing curve by aggregating the defaults for all loans in the pool (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) and the associated loan-level loss severities.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans.  Second lien loans are assigned 100% severity, if defaulted.  For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further adjusted by housing price assumptions.  With the default rate timing curve and loan-level severity, we derive the future expected credit losses.

Payables for Collateral on Investments

The carrying value of the payables for collateral on investments (in millions) included on our Consolidated Balance Sheets and the fair value of the related investments or collateral consisted of the following:

	As of December 31, 2016		As of December 31, 2015
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Collateral payable for derivative investments (1)	$813	$813	$1,294	$1,294
Securities pledged under securities lending agreements (2)	217	209	242	231
Securities pledged under repurchase agreements (3)	530	555	674	706
Investments pledged for Federal Home Loan Bank of
Indianapolis ("FHLBI") (4)	3,350	4,947	2,355	3,391
Total payables for collateral on investments	$4,910	$6,524	$4,565	$5,622

(1)    We obtain collateral based upon contractual provisions with our counterparties.  These agreements take into consideration the counterparties' credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash.  See Note 7 for additional information.

(2)    Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively.  We value collateral daily and obtain additional collateral when deemed appropriate.  The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.

(3)    Our pledged securities under repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary.  The cash received in our repurchase program is typically invested in fixed maturity AFS securities.

(4)    Our pledged investments for FHLBI are included in fixed maturity AFS securities and mortgage loans on real estate on our Consolidated Balance Sheets.  The collateral requirements are generally 105% to 115% of the fair value for fixed maturity AFS securities and 155% to 175% of the fair value for mortgage loans on real estate.  The cash received in these transactions is primarily invested in cash and invested cash or fixed maturity AFS securities.

Increase (decrease) in payables for collateral on investments (in millions) consisted of the following:

	For the Years Ended December 31,
	2016	2015	2014
Collateral payable for derivative investments	$(481)	$(283)	$1,313
Securities pledged under securities lending agreements	(25)	38	20
Securities pledged under repurchase agreements	(144)	69	75
Securities pledged for Term Asset-Backed Securities Loan Facility	-	-	(36)
Investments pledged for FHLBI	995	430	74
Total increase (decrease) in payables for collateral on investments	$345	$254	$1,446

We have elected not to offset our repurchase agreements and securities lending transactions in our financial statements.  The remaining contractual maturities of repurchase agreements and securities lending transactions accounted for as secured borrowings were as follows:

	As of December 31, 2016
	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater Than 90 Days	Total
Repurchase Agreements
RMBS	$-	$-	$-	$-	$-
Corporate bonds	-	-	384	146	530
Total	-	-	384	146	530
Securities Lending
Corporate bonds	212	-	-	-	212
Foreign government bonds	5	-	-	-	5
Total	217	-	-	-	217
Total secured borrowings	$217	$-	$384	$146	$747

	As of December 31, 2015
	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater Than 90 Days	Total
Repurchase Agreements
RMBS	$-	$-	$-	$250	$250
Corporate bonds	-	-	275	149	424
Total	-	-	275	399	674
Securities Lending
Corporate bonds	242	-	-	-	242
Foreign government bonds	-	-	-	-	-
Total	242	-	-	-	242
Total secured borrowings	$242	$-	$275	$399	$916

We accept collateral in the form of securities in connection with repurchase agreements. In instances where we are permitted to sell or re-pledge the securities received, we report the fair value of the collateral received and a related obligation to return the collateral in the financial statements.  In addition, we receive securities in connection with securities borrowing agreements which we are permitted to sell or re-pledge.  As of December 31, 2016, the fair value of all collateral received that we are permitted to sell or re-pledge was $171 million.  As of December 31, 2016, we have not sold or re-pledged this collateral.

Investment Commitments

As of December 31, 2016, our investment commitments were $1.2 billion, which included $741 million of LPs, $183 million of private placement securities and $259 million of mortgage loans on real estate.

Concentrations of Financial Instruments

As of December 31, 2016 and 2015, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $1.5 billion and $1.7 billion, respectively, or 1% and 2% of our invested assets portfolio, respectively, and our investments in securities issued by Fannie Mae with a fair value of $1.1 billion and $1.2 billion, respectively, or 1% of our invested assets portfolio.

As of December 31, 2016 and 2015, our most significant investments in one industry were our investment securities in the consumer non-cyclical industry with a fair value of $13.0 billion and $11.7 billion, respectively, or 12% of our invested assets portfolio, and our investment securities in the utilities industry with a fair value of $12.8 billion and $12.3 billion, respectively, or 12% of our invested assets portfolio.

Assets on Deposit

The Company had investment assets on deposit with regulatory agencies with a fair market value of $67 million and $66 million as of December 31, 2016 and 2015, respectively.

7.  Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, default risk, basis risk and credit risk.  We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees.  The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources.  The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.  See Note 21 for additional disclosures related to the fair value of our derivative instruments and Note 5 for derivative instruments related to our consolidated VIEs.

Interest Rate Contracts

We use derivative instruments as part of our interest rate risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Forward-Starting Interest Rate Swaps

We use forward-starting interest rate swaps designated and qualifying as cash flow hedges to hedge our exposure to interest rate fluctuations related to the forecasted purchases of certain assets.

Interest Rate Cap Corridors

We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for certain life insurance products and annuity contracts.  Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate.  For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate.  The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate.  There is no additional liability to us other than the purchase price associated with the interest rate cap corridor.

Interest Rate Futures

We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Interest Rate Swap Agreements

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges to hedge the interest rate risk of floating-rate bond coupon payments by replicating a fixed-rate bond.

Finally, we use interest rate swap agreements designated and qualifying as fair value hedges to hedge against changes in the fair value of certain fixed-rate securities due to interest rate risks.

Reverse Treasury Locks

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the anticipated purchase of fixed-rate securities. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Foreign Currency Contracts

We use derivative instruments as part of our foreign currency risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Currency Futures

We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products.  Currency futures exchange one currency for another at a specified date in the future at a specified rate of exchange.

Foreign Currency Swaps

We use foreign currency swaps designated and qualifying as cash flow hedges, to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies.  A foreign currency swap is a contractual agreement to exchange one currency for another at specified dates in the future at a specified rate of exchange.

Equity Market Contracts

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

Call Options Based on the S&P 500 Index®

Our indexed annuity and indexed universal life ("IUL") contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index® ("S&P 500").  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Consumer Price Index Swaps

We use consumer price index swaps to hedge the liability exposure on certain options in fixed annuity products.  Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed-rate determined as of inception.

Equity Futures

We use equity futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Put Options

We use put options to hedge the liability exposure on certain options in variable annuity products.  Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

Total Return Swaps

We use total return swaps to hedge the liability exposure on certain options in variable annuity products.  We receive a floating rate of interest and pay the total return on a portfolio of indexes.

In addition, we use total return swaps to hedge a portion of the liability related to our deferred compensation plans.  We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

Variance Swaps

We use variance swaps to hedge the liability exposure on certain options in variable annuity products.  Variance swaps are contracts entered into at no cost whose payoff is the difference between the realized variance rate of an underlying index and the fixed variance rate determined as of inception of the contract.

Credit Contracts

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

Credit Default Swaps - Buying Protection

We use credit default swaps to hedge the liability exposure on certain options in variable annuity products.

We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows us to put the bond back to the counterparty at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Credit Default Swaps - Selling Protection

We sell credit default swaps to offer credit protection to contract holders and investors.  The credit default swaps hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers.  A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer.  A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Embedded Derivatives

We have embedded derivatives that include:

GLB Reserves Embedded Derivatives

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GLBs offered in our variable annuity products, including products with GWB and GIB features.  Changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities hedge the income statement effect of changes in embedded derivative GLB reserves caused by those same factors.    We rebalance our hedge positions based upon changes in these factors as needed.  While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.  However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives, as well as the cash flow activity, to be reflected on LNBAR.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC ("benefit reserves") and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC ("embedded derivative reserves").  We calculate the value of the benefit reserves and the embedded derivative reserves based on the specific characteristics of each GLB feature.

Indexed Annuity and IUL Contracts Embedded Derivatives

Our indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500.  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Reinsurance Related Embedded Derivatives

We have certain Modco arrangements and CFW reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds.  These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements.

We are involved in an inter-company reinsurance agreement where we cede the risk under certain UL contracts for no lapse benefit guarantees to LNBAR.  If our contract holders' account value is not sufficient to pay the cost of insurance charges required to keep the policy inforce, and the contract holder has made required deposits, LNBAR will reimburse us for the charges.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure.  Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2016			As of December 31, 2015
	Notional	Fair Value		Notional	Fair Value
	Amounts	Asset	Liability	Amounts	Asset	Liability
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$2,089	$68	$77	$1,474	$192	$29
Foreign currency contracts (1)	1,177	153	10	910	84	2
Total cash flow hedges	3,266	221	87	2,384	276	31
Fair value hedges:
Interest rate contracts (1)	637	-	182	654	-	198
Non-Qualifying Hedges
Interest rate contracts (1)	70,290	985	701	71,899	1,087	330
Foreign currency contracts (1)	14	-	-	74	-	-
Equity market contracts (1)	28,142	542	616	27,712	680	269
Credit contracts (2)	66	-	-	103	-	9
Embedded derivatives:
GLB reserves (3)	-	371	-	-	952	-
GLB reserves (2)	-	-	371	-	-	952
Reinsurance related (4)	-	58	-	-	95	-
Indexed annuity and IUL contracts (5)	-	-	1,139	-	-	1,100
Total derivative instruments	$102,415	$2,177	$3,096	$102,826	$3,090	$2,889

(1)	Reported in derivative investments and other liabilities on our Consolidated Balance Sheets.
(2)	Reported in other liabilities on our Consolidated Balance Sheets.
(3)	Reported in other assets on our Consolidated Balance Sheets.
(4)	Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.
(5)	Reported in future contract benefits on our Consolidated Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

	Remaining Life as of December 31, 2016
	Less Than	1 - 5	6 - 10	11 - 30	Over 30
	1 Year	Years	Years	Years	Years	Total
Interest rate contracts (1)	$11,102	$25,280	$23,164	$13,470	$-	$73,016
Foreign currency contracts (2)	50	109	346	686	-	1,191
Equity market contracts	15,751	9,369	1,872	17	1,133	28,142
Credit contracts	50	16	-	-	-	66
Total derivative instruments
with notional amounts	$26,953	$34,774	$25,382	$14,173	$1,133	$102,415

(1)	As of December 31, 2016, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was November 2046.
(2)	As of December 31, 2016, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was December 2045.

The change in our unrealized gain (loss) on derivative instruments in AOCI (in millions) was as follows:

	For the Years Ended December 31,
	2016	2015	2014
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$157	$127	$5
Other comprehensive income (loss):
Unrealized holding gains (losses) arising during the period:
Cash flow hedges:
Interest rate contracts	(165)	(202)	78
Foreign currency contracts	(10)	17	36
Change in foreign currency exchange rate adjustment	96	48	50
Change in DAC, VOBA, DSI and DFEL	2	3	2
Income tax benefit (expense)	27	46	(58)
Less:
Reclassification adjustment for gains (losses) included in net income (loss):
Cash flow hedges:
Interest rate contracts (1)	5	(190)	(22)
Interest rate contracts (2)	1	-	-
Foreign currency contracts (1)	11	6	-
Foreign currency contracts (2)	7	-	-
Associated amortization of DAC, VOBA, DSI and DFEL	(2)	2	1
Income tax benefit (expense)	(8)	64	7
Balance as of end-of-year	$93	$157	$127

(1)	The OCI offset is reported within net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2)	The OCI offset is reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The gains (losses) on derivative instruments (in millions) recorded within net income (loss) on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$5	$8	$(22)
Interest rate contracts (2)	1	-	-
Foreign currency contracts (1)	11	6	-
Foreign currency contracts (2)	7	-	-
Total cash flow hedges	24	14	(22)
Fair value hedges:
Interest rate contracts (1)	(28)	(30)	-
Interest rate contracts (2)	16	(198)	-
Total fair value hedges	(12)	(228)	-
Non-Qualifying Hedges
Interest rate contracts (2)	181	304	1,304
Foreign currency contracts (2)	(14)	(11)	(8)
Equity market contracts (2)	(1,253)	(118)	(215)
Equity market contracts (3)	12	1	11
Credit contracts (2)	(5)	(6)	(1)
Embedded derivatives:
Other assets - GLB reserves (2)	(581)	778	1,391
Other liabilities - GLB reserves (2)	581	(778)	(1,391)
Reinsurance related (2)	(57)	221	(242)
Indexed annuity and IUL contracts (2)	(120)	(57)	(210)
Total derivative instruments	$(1,244)	$120	$617

(1)	Reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2)	Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(3)	Reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Gains (losses) recognized as a component of OCI (in millions) on derivative instruments designated and qualifying as cash flow hedges were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Offset to net investment income	$16	14	(22)
Offset to realized gain (loss)	8	-	-

As of December 31, 2016, $21 million of the deferred net gains (losses) on derivative instruments in AOCI were expected to be reclassified to earnings during the next 12 months.  This reclassification would be due primarily to interest rate variances related to our interest rate swap agreements.

For the years ended December 31, 2016 and 2015, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

Information related to our credit default swap liabilities for which we are the seller (dollars in millions) was as follows:

As of December 31, 2016
			Credit
	Reason	Nature	Rating of	Number		Maximum
	for	of	Underlying	of	Fair	Potential
Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout
3/20/2017 (3)	(4)	(5)	BBB+	2	$-	$40
				2	$-	$40

As of December 31, 2015
			Credit
	Reason	Nature	Rating of	Number		Maximum
	for	of	Underlying	of	Fair	Potential
Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout
12/20/2016 (3)	(4)	(5)	BBB-	2	$(2)	$45
3/20/2017 (3)	(4)	(5)	BBB-	3	(7)	58
				5	$(9)	$103

(1)	Represents average credit ratings based on the midpoint of the applicable ratings among Moody's, S&P and Fitch Ratings, as scaled to the corresponding S&P ratings.
(2)	Broker quotes are used to determine the market value of our credit default swaps.
(3)	These credit default swaps were sold to a counterparty of the consolidated VIEs discussed in Note 5.
(4)	Credit default swaps were entered into in order to generate income by providing default protection in return for a quarterly payment.
(5)	Sellers do not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.

Details underlying the associated collateral of our credit default swaps for which we are the seller if credit risk-related contingent features were triggered (in millions) were as follows:

	As of December 31,
	2016	2015
Maximum potential payout	$40	$103
Less: Counterparty thresholds	-	-
Maximum collateral potentially required to post	$40	$103

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding.  If these netting agreements were not in place, we would have been required to post less than $1 million of collateral as of December 31, 2016.

Credit Risk

We are exposed to credit loss in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or NPR.  The NPR is based upon assumptions for each counterparty's credit spread over the estimated weighted average life of the counterparty exposure less collateral held.  As of December 31, 2016, the NPR adjustment was less than $1 million.  The credit risk associated with such agreements is minimized by entering into agreements with financial institutions with long-standing, superior performance records.  Additionally, we maintain a policy of requiring derivative contracts to be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement.  We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements.  Under some ISDA agreements, our insurance subsidiaries have agreed to maintain certain financial strength or claims-paying ratings.  A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts.  In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds.  These thresholds vary by counterparty and credit rating.  The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor.  As of December 31, 2016, our exposure was $5 million.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

	As of December 31, 2016		As of December 31, 2015
	Collateral	Collateral	Collateral	Collateral
	Posted by	Posted by	Posted by	Posted by
S&P	Counter-	LNL	Counter-	LNL
Credit	Party	(Held by	Party	(Held by
Rating of	(Held by	Counter-	(Held by	Counter-
Counterparty	LNL)	Party)	LNL)	Party)

AA-	$53	$(32)	$92	$-
A+	10	(217)	67	-
A	394	(335)	791	(107)
A-	67	-	11	-
BBB+	289	-	333	-
	$813	$(584)	$1,294	$(107)

Balance Sheet Offsetting

Information related to the effects of offsetting on our Consolidated Balance Sheets (in millions) was as follows:

	As of December 31, 2016
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$1,211	$429	$1,640
Gross amounts offset	(311)	-	(311)
Net amount of assets	900	429	1,329
Gross amounts not offset:
Cash collateral	(813)	-	(813)
Net amount	$87	$429	$516

Financial Liabilities
Gross amount of recognized liabilities	$1,274	$1,510	$2,784
Gross amounts offset	(536)	-	(536)
Net amount of liabilities	738	1,510	2,248
Gross amounts not offset:
Cash collateral	(584)	-	(584)
Net amount	$154	$1,510	$1,664

	As of December 31, 2015
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$1,981	$1,048	$3,029
Gross amounts offset	(496)	-	(496)
Net amount of assets	1,485	1,048	2,533
Gross amounts not offset:
Cash collateral	(1,294)	-	(1,294)
Net amount	$191	$1,048	$1,239

Financial Liabilities
Gross amount of recognized liabilities	$340	$2,053	$2,393
Gross amounts offset	(61)	-	(61)
Net amount of liabilities	279	2,053	2,332
Gross amounts not offset:
Cash collateral	(107)	-	(107)
Net amount	$172	$2,053	$2,225

8.  Federal Income Taxes

The federal income tax expense (benefit) (in millions) was as follows:

	For the Years Ended December 31,
	2016	2015	2014
Current	$25	$71	$104
Deferred	242	224	116
Federal income tax expense (benefit)	$267	$295	$220

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2016	2015	2014
Tax rate of 35% times pre-tax income	$504	$514	$425
Effect of:
Tax-preferred investment income	(196)	(192)	(174)
Tax credits	(28)	(26)	(24)
Change in uncertain tax positions	(11)	1	(12)
Excess tax benefits from share-based
compensation	(4)	-	-
Other items	2	(2)	5
Federal income tax expense (benefit)	$267	$295	$220
Effective tax rate	19%	20%	18%

The effective tax rate is the ratio of tax expense over pre-tax income (loss).  The tax preferred investment income relates primarily to the separate account dividends-received deduction.  The separate account dividends-received deduction benefit was $175 million, $188 million and $158 million for the years ended December 31, 2016, 2015 and 2014.  Tax benefits for uncertain tax positions for the year ended December 31, 2016, are primarily attributable to the release of reserves associated with prior tax years that closed during 2016.  A tax benefit was also recorded for the year ended December 31, 2016, in association with the early adoption of ASU 2016-09, Improvements to Employee-Based Payment Accounting.  For more information, see Note 2.  We file with a consolidated group, however we calculate our tax expense on a separate company basis.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2016	2015
Current	$164	$104
Deferred	(3,062)	(2,422)
Total federal income tax asset (liability)	$(2,898)	$(2,318)

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2016	2015
Deferred Tax Assets
Future contract benefits and other contract holder funds	$986	$960
Deferred gain on business sold through reinsurance	-	30
Reinsurance related embedded derivative asset	-	25
Compensation and benefit plans	187	186
Tax credits	85	33
Other	19	172
Total deferred tax assets	1,277	1,406
Deferred Tax Liabilities
DAC	2,038	2,147
VOBA	306	306
Net unrealized gain on AFS securities	1,596	1,084
Net unrealized gain on trading securities	65	67
Intangibles	20	7
Investment activity	125	183
Deferred gain on business sold through reinsurance	51	-
Reinsurance related embedded derivative asset	20	-
Other	118	34
Total deferred tax liabilities	4,339	3,828
Net deferred tax asset (liability)	$(3,062)	$(2,422)

As of December 31, 2016, we had $85 million of alternative minimum tax credits that are not subject to expiration.  Although realization is not assured, management believes that it is more likely than not that we will realize the benefits of our deferred tax assets, and, accordingly, no valuation allowance has been recorded.

As of December 31, 2016 and 2015, $1 million and $10 million, respectively, of our unrecognized tax benefits presented below, if recognized, would have affected our income tax expense and our effective tax rate.  We are not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year.  A reconciliation of the unrecognized tax benefits (in millions) was as follows:

	For the Years Ended
	December 31,
	2016	2015
Balance as of beginning-of-year	$10	$10
Increases for current year tax positions	1	-
Decreases for expiring statutes	(10)	-
Balance as of end-of-year	$1	$10

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense.  For the years ended December 31, 2016, 2015 and 2014, we recognized interest and penalty expense (benefit) related to uncertain tax positions of $(2) million, $1 million and $(12) million, respectively.  We had accrued interest and penalty expense related to the unrecognized tax benefits of zero and $2 million as of December 31, 2016 and 2015, respectively.

We are subject to examination by U.S. federal, state, local and non-U.S. income authorities.  We are currently not under examination by the Internal Revenue Service; however, tax years 2013 and forward remain open.  We are currently under examination by several state and local taxing jurisdictions; however, we do not expect these examinations will materially impact us.

9.  DAC, VOBA, DSI and DFEL

Changes in DAC (in millions) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Balance as of beginning-of-year	$8,620	$7,527	$7,690
Business acquired (sold) through reinsurance	-	38	(20)
Deferrals	1,339	1,483	1,525
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(879)	(813)	(956)
Unlocking	(276)	(232)	18
Adjustment related to realized (gains) losses	(51)	(44)	(58)
Adjustment related to unrealized (gains) losses	(484)	661	(672)
Balance as of end-of-year	$8,269	$8,620	$7,527

Changes in VOBA (in millions) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Balance as of beginning-of-year	$873	$628	$1,169
Business acquired (sold) through reinsurance	-	(22)	2
Deferrals	3	8	9
Amortization:
Amortization, excluding unlocking	(105)	(128)	(185)
Unlocking	36	(82)	(21)
Accretion of interest (1)	52	56	64
Adjustment related to realized (gains) losses	(2)	(1)	(1)
Adjustment related to unrealized (gains) losses	17	414	(409)
Balance as of end-of-year	$874	$873	$628

(1)	The interest accrual rates utilized to calculate the accretion of interest ranged from 4.2% to 6.9%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2016, was as follows:

2017	$60
2018	59
2019	69
2020	73
2021	73

Changes in DSI (in millions) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Balance as of beginning-of-year	$301	$285	$310
Deferrals	25	29	13
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(28)	(33)	(37)
Unlocking	(2)	2	2
Adjustment related to realized (gains) losses	(2)	(1)	(3)
Adjustment related to unrealized (gains) losses	(1)	19	-
Balance as of end-of-year	$293	$301	$285

Changes in DFEL (in millions) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Balance as of beginning-of-year	$1,923	$1,365	$1,899
Business acquired (sold) through reinsurance	-	-	(2)
Deferrals	628	537	400
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(345)	(299)	(326)
Unlocking	(63)	(66)	(50)
Adjustment related to realized (gains) losses	(11)	(8)	(8)
Adjustment related to unrealized (gains) losses	(277)	394	(548)
Balance as of end-of-year	$1,855	$1,923	$1,365

10.  Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

	For the Years Ended December 31,
	2016	2015	2014
Direct insurance premiums and fee income	$9,373	$9,354	$8,880
Reinsurance assumed	105	83	16
Reinsurance ceded	(1,728)	(1,652)	(1,917)
Total insurance premiums and fee income	$7,750	$7,785	$6,979

Direct insurance benefits	$6,112	$6,304	$5,970
Reinsurance recoveries netted against benefits	(1,865)	(1,775)	(1,616)
Total benefits	$4,247	$4,529	$4,354

We cede insurance to other companies.  The portion of our life insurance and annuity risks exceeding our retention limit is reinsured with other insurers.  We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management.  As discussed in Note 24, a portion of this reinsurance activity is with affiliated companies.

As of December 31, 2016, the policy for our reinsurance program was to retain up to $20 million on a single insured life. As the amount we retain varies by policy, we reinsured approximately 25% of the mortality risk on newly issued life insurance contracts in 2016.  As of December 31, 2016, approximately 36% of our total individual life in-force amount was reinsured.  Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks.  As of December 31, 2016, the reserves associated with these reinsurance arrangements totaled $584 million.

We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers.  Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders.  Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to us.  We regularly evaluate the financial condition of our reinsurers and monitor concentrations of credit risk related to reinsurance activities.  Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers.  The amounts recoverable from reinsurers were $6.8 billion and $7.1 billion as of December 31, 2016 and 2015, respectively.  Our reinsurance operations were acquired by Swiss Re in December 2001 through a series of indemnity reinsurance transactions.  As such, Swiss Re reinsured certain liabilities and obligations under the indemnity reinsurance agreements and thereby represents our largest reinsurance exposure.  As we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured policies remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $2.2 billion and $2.4 billion as of December 31, 2016 and 2015, respectively.  Swiss Re has funded a trust, with a balance of $2.6 billion as of December 31, 2016, to support this business.  In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves.  These assets consist of those reported as trading securities and certain mortgage loans.  Our liabilities for funds withheld and embedded derivatives as of December 31, 2016, included $495 million and $47 million, respectively, related to the business sold to Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions with Swiss Re as a deferred gain on business sold through reinsurance on our Consolidated Balance Sheets.  The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.  We amortized $48 million, after-tax, of deferred gain on business sold through reinsurance during 2016, 2015 and 2014, respectively.  The deferred gain on business sold through reinsurance will be substantially amortized during the first quarter of 2017.

11.  Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

	For the Year Ended December 31, 2016
	Gross	Accumulated
	Goodwill	Impairment		Net
	as of	as of		Goodwill
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$440
Retirement Plan Services	20	-	-	20
Life Insurance	2,186	(647)	-	1,539
Group Protection	274	-	-	274
Total goodwill	$3,520	$(1,247)	$-	$2,273

	For the Year Ended December 31, 2015
	Gross	Accumulated
	Goodwill	Impairment		Net
	as of	as of		Goodwill
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$440
Retirement Plan Services	20	-	-	20
Life Insurance	2,186	(647)	-	1,539
Group Protection	274	-	-	274
Total goodwill	$3,520	$(1,247)	$-	$2,273

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

	As of December 31, 2016		As of December 31, 2015
	Gross		Gross
	Carrying	Accumulated	Carrying	Accumulated
	Amount	Amortization	Amount	Amortization
Life Insurance:
Sales force	$100	$43	$100	$39
Retirement Plan Services:
Mutual fund contract rights (1)	5	-	5	-
Total	$105	$43	$105	$39

(1)	No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2016, was as follows:

2017	$4
2018	4
2019	4
2020	4
2021	4
Thereafter	37

12.  Guaranteed Benefit Features

Information on the GDB features outstanding (dollars in millions) was as follows:

	As of December 31,
	2016 (1)	2015 (1)
Return of Net Deposits
Total account value	$87,707	$85,345
Net amount at risk (2)	824	1,201
Average attained age of contract holders	63 years	63 years

Minimum Return
Total account value	$105	$111
Net amount at risk (2)	22	24
Average attained age of contract holders	75 years	75 years
Guaranteed minimum return	5%	5%

Anniversary Contract Value
Total account value	$24,605	$24,659
Net amount at risk (2)	782	1,345
Average attained age of contract holders	69 years	69 years

(1)    Our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

(2)    Represents the amount of death benefit in excess of the account balance that is subject to market fluctuations.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.

The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

	For the Years Ended December 31,
	2016	2015	2014
Balance as of beginning-of-year	$115	$89	$73
Changes in reserves	34	52	34
Benefits paid	(39)	(26)	(18)
Balance as of end-of-year	$110	$115	$89

Variable Annuity Contracts

Account balances of variable annuity contracts, including those with guarantees, (in millions) were invested in separate account investment options as follows:

	As of December 31,
	2016	2015
Asset Type
Domestic equity	$50,337	$46,668
International equity	16,714	17,686
Bonds	26,318	25,386
Money market	11,477	12,488
Total	$104,846	$102,228

Percent of total variable annuity
separate account values	99%	99%

Secondary Guarantee Products

Future contract benefits and other contract holder funds include reserves for our secondary guarantee products sold through our Life Insurance segment.  These UL and VUL products with secondary guarantees represented 36% of total life insurance in-force reserves as of December 31, 2016 and 2015.    UL and VUL products with secondary guarantees represented 33% of total sales for the years ended December 31, 2016 and 2015, and 39% for the year ended December 31, 2014.

13.  Short-Term and Long-Term Debt

Details underlying short-term and long-term debt (in millions) were as follows:

	As of December 31,
	2016	2015
Short-Term Debt
Short-term debt (1)	$280	$90

Long-Term Debt, Excluding Current Portion
LIBOR + 3 bps loan, due 2017	$-	$250
Surplus notes due LNC:
LIBOR + 142 bps surplus note, due 2023	240	240
9.76% surplus note, due 2024	50	50
6.56% surplus note, due 2028	500	500
LIBOR + 111 bps surplus note, due 2028	71	71
LIBOR + 226 bps surplus note, due 2028	533	479
6.03% surplus note, due 2028	750	750
LIBOR + 200 bps surplus note, due 2035	30	30
LIBOR + 100 bps surplus note, due 2037	375	375
Total surplus notes	2,549	2,495
Total long-term debt	$2,549	$2,745

(1)    The short-term debt represents short-term notes payable to LNC.

Future principal payments due on long-term debt (in millions) as of December 31, 2016, were as follows:

2017	$-
2018	-
2019	-
2020	-
2021	-
Thereafter	2,549
Total	$2,549

We prepaid the $250 million floating-rate loan outstanding under our borrowing capacity with the FHLBI due June 20, 2017, in December 2016.

On June 28, 2013, we issued a surplus note of $240 million to LNC.  The note calls for us to pay the principal amount of the note on or before June 28, 2023, and interest to be paid quarterly at an annual rate of the London Interbank Offered Rate ("LIBOR") + 142 bps.  Subject to approval by the Indiana Insurance Commissioner (the "Commissioner"), we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

We issued a surplus note of $50 million to LNC in 1994.  The note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%.  Subject to approval by the Commissioner, we have the right to repay the note on any March 31 or September 30.

We issued a surplus note of $500 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%.  Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital as of the date of note issuance of $2.3 billion, and subject to approval by the Commissioner.

On October 1, 2013, we issued a surplus note of $71 million to LNC.  The note calls for us to pay the principal amount of the note on or before September 24, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 111 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On December 17, 2013, we issued a variable surplus note to a wholly-owned subsidiary of LNC with an initial outstanding principal amount of $287 million.  The outstanding principal amount as of December 31, 2016, was $533 million.  The note calls for us to pay the principal amount of the note on or before October 1, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 226 bps.

We issued a surplus note of $750 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%.  Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Commissioner.

On October 1, 2015, we issued a surplus note of $30 million to LNC.  The note calls for us to pay the principal amount of the note on or before September 28, 2035, and interest to be paid quarterly at an annual rate of LIBOR + 200 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On October 9, 2007, we issued a surplus note of $375 million that LNC has held effective December 31, 2008.  The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 100 bps.

14.  Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, laws governing the activities of broker-dealers, registered investment advisors and unclaimed property laws.

LNL and its affiliates are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise.  In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought.  Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief.  Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court.  In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding verdicts obtained in the jurisdiction for similar matters.  This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain.  Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal.  Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.  It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2016.  While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LNL's financial condition.

For some matters, the Company is able to estimate a reasonably possible range of loss.  For such matters in which a loss is probable, an accrual has been made.  For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made.  Accordingly, the estimate contained in this paragraph reflects two types of matters.  For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued.  In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount.  For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable.  In these cases, the estimate reflects the reasonably possible loss or range of loss.  As of December 31, 2016, we estimate the aggregate range of reasonably possible losses to be up to approximately $50 million.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss.  We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts and the progress of settlement negotiations.  On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

Cost of Insurance Litigation

Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company, filed in the U.S. District Court for the District of Connecticut, No. 3:16cv00827, is a putative class action that was served on LNL on June 8, 2016.  Plaintiff is the owner of a universal life insurance policy who alleges that LNL charged more for cost of insurance than permitted by the policy.  Plaintiff seeks to represent all universal life and variable universal life policyholders who owned policies containing cost of insurance provisions that are similar to those of Plaintiff's policy and seeks damages on behalf of all such policyholders.  We are vigorously defending this matter.

Helen Hanks v. The Lincoln Life and Annuity Company of New York  and Voya Retirement Insurance and Annuity Company ("Voya"), filed in the U.S. District Court for the Southern District of New York, No. 16cv6399, is a putative class action that was served on LLANY on August 12, 2016.  Plaintiff owns a universal life policy originally issued by Aetna (now Voya) and alleges that (i) Voya breached the terms of the policy when it increased cost of insurance rates on Plaintiff's policy; and (ii) LLANY, as reinsurer and administrator of Plaintiff's policy, engaged in wrongful conduct related to the cost of insurance increase and was unjustly enriched as a result.  Plaintiff seeks to represent all owners of Aetna life insurance policies that were subject to cost of insurance rate increases in 2016 and seeks damages on their behalf.  We are vigorously defending this matter.

EFG Bank AG, Cayman Branch, et al. v. The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Central District of California, No. 2:17-cv-00817, is a civil action filed on February 1, 2017.  Plaintiffs own Legend Series universal life insurance policies originally issued by Jefferson-Pilot (now Lincoln).  Plaintiffs allege that Lincoln breached the terms of policyholders' contracts when it increased cost of insurance rates beginning in 2016.  We are vigorously defending this matter.

Swenson, et al. v. The Lincoln National Life Insurance Company, Lincoln Life & Annuity Company of New York, Lincoln National Corporation, Voya Retirement Insurance and Annuity Company, and Voya Financial, Inc., pending in the U.S. District Court for the Eastern District of Washington, No. 2:17-cv-00048, is a putative class action filed on February 1, 2017.  Plaintiffs own universal life insurance policies originally issued by Aetna (now Voya).  Plaintiffs allege that Lincoln breached the terms of policyholders' contracts when it increased cost of insurance rates beginning in 2016.  Plaintiffs seek to represent multiple subclasses of policy owners and seek damages on their behalf.  We are vigorously defending this matter.

In re: Lincoln National COI Litigation, pending in the U.S. District Court for the Eastern District of Pennsylvania, Master File No. 16-cv-06605-GJP, is a consolidated litigation matter related to multiple putative class action filings that were consolidated by an order dated March 20, 2017. In addition to consolidating a number of existing matters, the order also covers any future filed cases in the same district related to the same subject matter.  Plaintiffs own universal life insurance policies originally issued by Jefferson Pilot (now Lincoln). Plaintiffs allege that LNL breached the terms of policyholders' contracts when it increased cost of insurance rates beginning in 2016. Plaintiffs seek to represent classes of policyowners and seek damages on their behalf. We are vigorously defending this matter.

Commitments

Operating Leases

We lease our home office properties.  In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019.  We retain our right and option to exercise the remaining four extended terms of five years each in accordance with the lease agreement.  These agreements also provide us with the right of first refusal to purchase the properties at a price defined in the agreements and the option to purchase the leased properties at fair market value on the last day of any renewal period.  In 2012, we exercised the right and option to extend the Hartford lease for one extended term such that the lease shall expire in 2018.  In 2016, we renegotiated this lease with a new term expiring in 2028.  During 2016, a lease commenced in Atlanta, Georgia at our RiverEdge Summit location and the lease shall expire in 2027.

Total rental expense on operating leases for the years ended December 31, 2016, 2015 and 2014, was $37 million, $35 million and $38 million, respectively.  Future minimum rental commitments (in millions) as of December 31, 2016, were as follows:

2017	$36
2018	34
2019	31
2020	25
2021	21
Thereafter	61
Total	$208

Capital Leases

In December 2016 and 2015, we entered into sale-leaseback transactions on $85 million and $47 million, respectively,  (net of amortization) of assets.  These transactions have been classified as capital leases on our Consolidated Balance Sheets.  These assets will continue to be amortized on a straight-line basis over the assets' remaining lives.  Total accumulated amortization related to these leased assets as of December 31, 2016 and 2015, was $92 million and $64 million, respectively.  Future minimum lease payments under capital leases (in millions) as of December 31, 2016, were as follows:

2017	$5
2018	5
2019	87
2020	50
2021	60
Thereafter	27
Total minimum lease payments	234
Less: Amount representing interest	20
Present value of minimum lease payments	$214

Vulnerability from Concentrations

As of December 31, 2016, we did not have a concentration of:  business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial condition.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity ("ALVA") product offered in our Annuities segment is significant to this segment.  The ALVA product accounted for 21%, 18% and 20% of Annuities' variable annuity product deposits in 2016, 2015 and 2014, respectively, and represented approximately 41%, 42% and 44% of the segment's total variable annuity product account values as of December 31, 2016, 2015 and 2014, respectively.  In addition, fund choices for certain of our other variable annuity products offered in our Annuities segment include American Fund Insurance SeriesSM ("AFIS") funds.  For the Annuities segment, AFIS funds accounted for 23%, 20% and 22% of variable annuity product deposits in 2016, 2015 and 2014, respectively, and represented 47%, 48% and 50% of the segment's total variable annuity product account values as of December 31, 2016, 2015 and 2014, respectively.

Other Contingency Matters

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies.  Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states.  We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments (recoveries) of $(10) million and $(17) million as of December 31, 2016 and 2015, respectively.

15.  Shares and Stockholder's Equity

All authorized and issued shares of LNL are owned by LNC.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2016	2015	2014
Unrealized Gain (Loss) on AFS Securities
Balance as of beginning-of-year	$934	$3,054	$1,453
Unrealized holding gains (losses) arising during the year	1,549	(4,386)	3,745
Change in foreign currency exchange rate adjustment	(100)	(45)	(47)
Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds	(460)	1,293	(1,252)
Income tax benefit (expense)	(351)	1,095	(857)
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(155)	147	14
Associated amortization of DAC, VOBA, DSI and DFEL	(22)	(28)	(32)
Income tax benefit (expense)	62	(42)	6
Balance as of end-of-year	$1,687	$934	$3,054
Unrealized OTTI on AFS Securities
Balance as of beginning-of-year	$19	$19	$(10)
(Increases) attributable to:
Gross OTTI recognized in OCI during the year	(53)	(29)	(11)
Change in DAC, VOBA, DSI and DFEL	12	4	1
Income tax benefit (expense)	14	8	3
Decreases attributable to:
Changes in fair value, sales, maturities or other settlements of AFS securities	51	43	61
Change in DAC, VOBA, DSI and DFEL	(7)	(17)	(6)
Income tax benefit (expense)	(15)	(9)	(19)
Balance as of end-of-year	$22	$19	$19
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$157	$127	$5
Unrealized holding gains (losses) arising during the year	(175)	(185)	114
Change in foreign currency exchange rate adjustment	96	48	50
Change in DAC, VOBA, DSI and DFEL	2	3	2
Income tax benefit (expense)	27	46	(58)
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	24	(184)	(22)
Associated amortization of DAC, VOBA, DSI and DFEL	(2)	2	1
Income tax benefit (expense)	(8)	64	7
Balance as of end-of-year	$93	$157	$127
Funded Status of Employee Benefit Plans
Balance as of beginning-of-year	$(19)	$(21)	$(18)
Adjustment arising during the year	(2)	3	(5)
Income tax benefit (expense)	1	(1)	2
Balance as of end-of-year	$(20)	$(19)	$(21)

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item in the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2016	2015	2014
Unrealized Gain (Loss) on AFS Securities
Gross reclassification	$(155)	$147	$14	Total realized gain (loss)
Associated amortization of DAC,
VOBA, DSI and DFEL	(22)	(28)	(32)	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	(177)	119	(18)	operations before taxes
Income tax benefit (expense)	62	(42)	6	Federal income tax expense (benefit)
Reclassification, net of income tax	$(115)	$77	$(12)	Net income (loss)

Unrealized OTTI on AFS Securities
Gross reclassification	$3	$2	$61	Total realized gain (loss)
Change in DAC, VOBA, DSI and DFEL	-	-	(6)	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	3	2	55	operations before taxes
Income tax benefit (expense)	-	-	(19)	Federal income tax expense (benefit)
Reclassification, net of income tax	$3	$2	$36	Net income (loss)

Unrealized Gain (Loss) on Derivative Instruments
Gross reclassifications:
Interest rate contracts	$5	$(190)	$(22)	Net investment income
Interest rate contracts	1	-	-	Total realized gain (loss)
Foreign currency contracts	11	6	-	Net investment income
Foreign currency contracts	7	-	-	Total realized gain (loss)
Total gross reclassifications	24	(184)	(22)
Associated amortization of DAC,
VOBA, DSI and DFEL	(2)	2	1	Commissions and other expenses
Reclassifications before income				Income (loss) from continuing
tax benefit (expense)	22	(182)	(21)	operations before taxes
Income tax benefit (expense)	(8)	64	7	Federal income tax expense (benefit)
Reclassification, net of income tax	$14	$(118)	$(14)	Net income (loss)

16.  Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Total realized gain (loss) related to certain investments (1)	$(241)	$(83)	$(13)
Realized gain (loss) on the mark-to-market on certain instruments (2)	(66)	123	(250)
Indexed annuity and IUL contracts net derivatives results: (3)
Gross gain (loss)	(1)	(78)	(35)
Associated amortization of DAC, VOBA, DSI and DFEL	(4)	14	6
Variable annuity net derivatives results: (4)
Gross gain (loss)	(166)	(161)	(150)
Associated amortization of DAC, VOBA, DSI and DFEL	(32)	(34)	(36)
Realized gain (loss) on sale of subsidiaries/businesses (5)	-	(3)	(46)
Total realized gain (loss)	$(510)	$(222)	$(524)

(1)	See "Realized Gain (Loss) Related to Certain Investments" section in Note 6.
(2)

Represents changes in the fair values of certain derivative investments (not including those associated with our variable and indexed annuity and IUL contracts net derivatives results), reinsurance related embedded derivatives and trading securities.

(3)

Represents the net difference between the change in the fair value of the S&P 500 call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity and IUL contracts along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.

(4)

Includes the net difference in the change in embedded derivative reserves of our GLB riders and the change in the fair value of the derivative instruments we own to hedge the change in embedded derivative reserves on our GLB riders and the benefit ratio unlocking on our GDB riders, including the cost of purchasing the hedging instruments.

(5)	See "LFM" in Note 3.

17.  Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Commissions	$1,927	$2,082	$2,100
General and administrative expenses	1,623	1,683	1,582
Expenses associated with reserve financing and unrelated LOCs	40	32	31
DAC and VOBA deferrals and interest, net of amortization	(170)	(292)	(454)
Broker-dealer expenses	320	329	302
Specifically identifiable intangible asset amortization	4	4	4
Media expenses	-	28	60
Taxes, licenses and fees	261	243	251
Total	$4,005	$4,109	$3,876

18.  Retirement and Deferred Compensation Plans

Defined Benefit Pension and Other Postretirement Benefit Plans

We maintain defined benefit pension plans in which certain agents are participants.  These defined benefit pension plans are closed to new entrants and existing participants do not accrue any additional benefits.  We comply with applicable minimum funding requirements and do not expect to be required to make any contributions to these pension plans in 2017.  We sponsor other postretirement benefit plans that provide health care and life insurance to certain retired agents.  Total net periodic cost (recovery) for these plans was $3 million during 2016, 2015 and 2014.  In 2017, we expect to make benefit payments of approximately $12 million for these plans.

Information (in millions) with respect to these plans was as follows:

	As of or For the Years Ended December 31,
	2016	2015	2016	2015

			Other Postretirement
	Pension Plans		Benefit Plans
Fair value of plan assets	$117	$124	$7	$7
Projected benefit obligation	117	117	11	15
Funded status of plan	$-	$7	$(4)	$(8)

Amounts Recognized on the
Consolidated Balance Sheets
Other assets	$2	$9	$-	$-
Other liabilities	(2)	(2)	(4)	(8)
Net amount recognized	$-	$7	$(4)	$(8)

Weighted-Average Assumptions
Benefit obligations:
Weighted-average discount rate	4.50%	4.50%	4.50%	4.50%
Net periodic benefit cost:
Weighted-average discount rate	4.50%	4.00%	4.50%	4.00%
Expected return on plan assets	5.50%	5.00%	6.50%	6.50%

The weighted average discount rate was determined based on a corporate yield curve as of December 31, 2016, and projected benefit obligation cash flows.  The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans' target plan allocation.  We reevaluate these assumptions each plan year.

The following summarizes our fair value measurements of our benefit plans' assets (in millions) on a recurring basis by asset category:

	As of December 31,
	2016	2015

Fixed maturity securities:
Corporate bonds	$21	$25
U.S. government bonds	93	94
Cash and invested cash	2	5
Other investments	8	7
Total	$124	$131

See "Fair Value Measurement" in Note 1 for discussion on how we categorize our pension plans' assets into the three-level fair value hierarchy.  See "Financial Instruments Carried at Fair Value" in Note 21 for a summary of our fair value measurement of our pension plans' assets by the three-level fair value hierarchy.

Participation in Defined Benefit Pension and Other Postretirement Benefit Plans

We participate in defined benefit pension plans that are sponsored by LNC for certain employees and non-employee directors.  These defined benefit pension plans are closed to new entrants, and existing participants do not accrue any additional benefits.  We also participate in other postretirement benefit plans sponsored by LNC that provide health care and life insurance to certain retired employees.  Our expense for these plans was $9 million, $30 million and $1 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Defined Contribution Plans

We sponsor tax-qualified defined contribution plans for eligible agents that are administered in accordance with the plan documents and various limitations under section 401(a) of the Internal Revenue Code of 1986.  We also participate in defined contribution plans sponsored by LNC for eligible employees.  Our expense for these plans was $83 million, $79 million and $75 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Deferred Compensation Plans

We sponsor non-qualified, unfunded, deferred compensation plans for certain current and former agents.  Certain current employees participate in non-qualified, unfunded, deferred compensation plans sponsored by LNC.  The results of certain notional investment options within some of the plans are hedged by total return swaps.  Our expenses increase or decrease in direct proportion to the change in market value of the participants' investment options.  Participants of certain plans are able to select LNC stock as a notional investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans.  For further discussion of total return swaps related to our deferred compensation plans, see Note 7.  Our expense for these plans was $22 million, $12 million and $21 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Information (in millions) with respect to these plans was as follows:

	As of December 31,
	2016	2015
Total liabilities (1)	$440	$417
Investments dedicated to fund liabilities (2)	159	151

(1)Reported in other liabilities on our Consolidated Balance Sheets.

(2)Reported in other assets on our Consolidated Balance Sheets.

19.  Stock-Based Incentive Compensation Plans

Our employees and agents are included in LNC's various incentive plans that provide for the issuance of stock options, performance shares (performance-vested shares as opposed to time-vested shares), stock appreciation rights ("SARs") and restricted stock units ("RSUs").  LNC issues new shares to satisfy option exercises.

Total compensation expense (in millions) for all of our stock-based incentive plans was as follows:

	For the Years Ended December 31,
	2016	2015	2014
Stock options	$9	$7	$9
Performance shares	10	11	12
SARs	3	-	2
RSUs	22	21	15
Total	$44	$39	$38

Recognized tax benefit	$15	$14	$13

20.  Statutory Information and Restrictions

We prepare financial statements in accordance with statutory accounting principles ("SAP") prescribed or permitted by the insurance departments of our states of domicile, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules.  Permitted SAP encompasses all accounting practices not so prescribed.  The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our states of domicile.  Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends to the LNC holding company amounts (in millions) below consist of all or a combination of the following entities:  LNL, Lincoln Reinsurance Company of South

Carolina, LLANY, Lincoln Reinsurance Company of Vermont I, Lincoln Reinsurance Company of Vermont II, Lincoln Reinsurance

Company of Vermont III, Lincoln Reinsurance Company of Vermont IV, Lincoln Reinsurance Company of Vermont V and Lincoln Reinsurance Company of Vermont VI.

	As of December 31,
	2016	2015
U.S. capital and surplus	$8,017	$7,614

	For the Years Ended December 31,
	2016	2015	2014
U.S. net gain (loss) from operations, after-tax	$1,088	$583	$1,170
U.S. net income (loss)	982	786	1,401
U.S. dividends to LNC holding company	950	1,121	705

Comparison of 2016 to 2015

Statutory net income (loss) increased due primarily to changes in estimate on reserves for certain products and gains related to reinsurance transactions, partially offset by lower realized gains on investments.

Comparison of 2015 to 2014

Statutory net income (loss) decreased due primarily to the recapture in 2014 of certain traditional and interest sensitive business under several yearly renewable term reinsurance treaties that were originally ceded to a reinsurer, a change in estimate on reserves for certain products in 2014 and a decrease in favorable tax items.

Our states of domicile, Indiana for LNL and New York for LLANY, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP.  These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves as prescribed by the state of New York, the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana for policies issued before January 1, 2006, and the use of a more conservative valuation interest rate on certain annuities prescribed by the states of Indiana and New York.  The Vermont insurance subsidiaries also have an accounting practice permitted by the state of Vermont that differs from that found in NAIC SAP.  Specifically, the permitted practice involves accounting for the lesser of the face amount of all amounts outstanding under a letter of credit ("LOC") and the value of the Valuation of Life Insurance Policies Model Regulation ("XXX") additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2016 and 2015.  The permitted practice is related to structures that continue to be allowed in accordance with the grandfathered structures under the provisions of Actuarial Guideline 48 ("AG48").

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

	As of December 31,
	2016	2015
State Prescribed Practices
Calculation of reserves using the Indiana universal life method	$79	$109
Calculation of reserves using continuous CARVM	-	(1)
Conservative valuation rate on certain annuities	(49)	(43)
Vermont Subsidiaries Permitted Practice
Lesser of LOC and XXX additional reserve as surplus (1)	2,855	2,835

(1)The permitted practice is related to structures that continue to be allowed in accordance with the grandfathered structures under the provisions of AG48.

During the third quarter of 2013, the New York State Department of Financial Services announced that it would not recognize the NAIC revisions to Actuarial Guideline 38 in applying the New York law governing the reserves to be held for UL and VUL products containing secondary guarantees. The change, which was effective as of December 31, 2013, impacts our New York-domiciled insurance subsidiary, LLANY. Although LLANY discontinued the sale of these products in early 2013, the change affected those policies previously sold. We began phasing in the increase in reserves in 2013 at $90 million per year over five years. As of December 31, 2016, we had increased reserves by $360 million.

The NAIC has adopted risk-based capital ("RBC") requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks.  The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.  Under RBC requirements, regulatory compliance is determined by the ratio of a company's total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the "RBC ratio"), also as defined by the NAIC.  The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake.  As of December 31, 2016, the Company's RBC ratio was nearly five times the aforementioned company action level.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company.  Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Commissioner, only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation.  The current statutory limitation is the lesser of 10% of the insurer's contract holders' surplus, as shown on its last annual statement on file with the Commissioner or the insurer's statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus.  Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits.  LNL's subsidiary, LLANY, a New York domiciled insurance company, is bound by similar restrictions, under New York law, with the applicable statutory limitation on dividends equal to the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains.  We expect that we could pay dividends of approximately $745 million in 2017 without prior approval from the respective state commissioner.

All payments of principal and interest on surplus notes must be approved by the respective Commissioner of Insurance.

21.  Fair Value of Financial Instruments

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

	As of December 31, 2016		As of December 31, 2015
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Assets
AFS securities:
Fixed maturity securities	$87,866	$87,866	$84,072	$84,072
VIEs' fixed maturity securities	200	200	598	598
Equity securities	275	275	237	237
Trading securities	1,624	1,624	1,762	1,762
Mortgage loans on real estate	9,761	9,719	8,513	8,762
Derivative investments (1)	900	900	1,486	1,486
Other investments	2,034	2,034	1,588	1,588
Cash and invested cash	2,057	2,057	2,400	2,400
Reinsurance related embedded derivatives	58	58	95	95
Other assets - reinsurance recoverable	371	371	952	952
Separate account assets	128,397	128,397	123,619	123,619

Liabilities
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives	(1,139)	(1,139)	(1,100)	(1,100)
Other contract holder funds:
Remaining guaranteed interest and similar contracts	(629)	(629)	(687)	(687)
Account values of certain investment contracts	(31,475)	(35,647)	(30,346)	(34,567)
Short-term debt	(280)	(280)	(90)	(90)
Long-term debt	(2,549)	(2,739)	(2,745)	(2,662)
VIEs' liabilities - derivative instruments	-	-	(4)	(4)
Other liabilities:
Credit default swaps	-	-	(9)	(9)
Derivative liabilities (1)	(738)	(738)	(271)	(271)
GLB reserves embedded derivatives (2)	(371)	(371)	(952)	(952)

Benefit Plans' Assets (3)	124	124	131	131

(1)	We have master netting agreements with each of our derivative counterparties, which allow for the netting of our derivative asset and liability positions by counterparty.
(2)	Portions of our GLB reserves embedded derivatives are ceded to third-party reinsurance counterparties. Refer to Note 7 for additional detail.
(3)	Included in the funded statuses of the benefit plans, which is reported in other liabilities on our Consolidated Balance Sheets. Refer to Note 18 for information regarding our benefit plans.

Valuation Methodologies and Associated Inputs for Financial Instruments Not Carried at Fair Value

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets.  Considerable judgment is required to develop these assumptions used to measure fair value.  Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income.  The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record.  The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price or the fair value of the collateral if the loan is collateral dependent.  The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.

Other Investments

The carrying value of our assets classified as other investments approximates fair value.  Other investments includes primarily LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs.  The inputs used to measure the fair value of our LPs and other privately held investments are classified as Level 3 within the fair value hierarchy.  Other investments also includes securities that are not LPs or other privately held investments and the inputs used to measure the fair  value of these securities are classified as Level 1 within the fair value hierarchy.

Other Contract Holder Funds

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts.  The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date.  These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.  As of December 31, 2016 and 2015, the remaining guaranteed interest and similar contracts carrying value approximated fair value.  The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.  The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

Short-Term and Long-Term Debt

The fair value of long-term debt is based on quoted market prices.  For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value.  The inputs used to measure the fair value of our short-term and long-term debt are classified as Level 2 within the fair value hierarchy.

Financial Instruments Carried at Fair Value

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2016 or 2015, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

	As of December 31, 2016
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$71,554	$4,809	$76,363
ABS	-	1,021	33	1,054
U.S. government bonds	366	11	-	377
Foreign government bonds	-	390	111	501
RMBS	-	3,394	3	3,397
CMBS	-	339	7	346
CLOs	-	676	68	744
State and municipal bonds	-	4,495	-	4,495
Hybrid and redeemable preferred securities	60	453	76	589
VIEs' fixed maturity securities	-	200	-	200
Equity AFS securities	17	81	177	275
Trading securities	102	1,457	65	1,624
Derivative investments (1)	-	1,148	599	1,747
Cash and invested cash	-	2,057	-	2,057
Reinsurance related embedded derivatives	-	58	-	58
Other assets - reinsurance recoverable	-	-	371	371
Separate account assets	813	127,584	-	128,397
Total assets	$1,358	$214,918	$6,319	$222,595

Liabilities
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(1,139)	$(1,139)
Other liabilities:
Derivative liabilities (1)	-	(893)	(692)	(1,585)
GLB reserves embedded derivatives	-	-	(371)	(371)
Total liabilities	$-	$(893)	$(2,202)	$(3,095)

Benefit Plans' Assets	$-	$124	$-	$124

	As of December 31, 2015
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$60	$68,124	$4,273	$72,457
ABS	-	1,013	45	1,058
U.S. government bonds	369	16	-	385
Foreign government bonds	-	407	111	518
RMBS	-	3,553	1	3,554
CMBS	-	349	10	359
CLOs	-	37	551	588
State and municipal bonds	-	4,366	-	4,366
Hybrid and redeemable preferred securities	47	646	94	787
VIEs' fixed maturity securities	-	598	-	598
Equity AFS securities	8	65	164	237
Trading securities	160	1,529	73	1,762
Derivative investments (1)	-	1,190	853	2,043
Cash and invested cash	-	2,400	-	2,400
Reinsurance related embedded derivatives	-	95	-	95
Other assets - reinsurance recoverable	-	-	952	952
Separate account assets	1,053	122,566	-	123,619
Total assets	$1,697	$206,954	$7,127	$215,778

Liabilities
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(1,100)	$(1,100)
VIEs' liabilities - derivative instruments	-	-	(4)	(4)
Other liabilities:
Credit default swaps	-	-	(9)	(9)
Derivative liabilities (1)	-	(530)	(298)	(828)
GLB reserves embedded derivatives	-	-	(952)	(952)
Total liabilities	$-	$(530)	$(2,363)	$(2,893)

Benefit Plans' Assets	$-	$131	$-	$131

(1)	Derivative investment assets and liabilities presented within the fair value hierarchy are presented on a gross basis by derivative type and not on a master netting basis by counterparty.

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy.  This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL.  The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

	For the Year Ended December 31, 2016
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)	Value
Investments: (4)
Fixed maturity AFS securities:
Corporate bonds	$4,273	$4	$(29)	$159	$402	$4,809
ABS	45	-	(1)	14	(25)	33
U.S. government bonds	-	-	-	(2)	2	-
Foreign government bonds	111	-	-	-	-	111
RMBS	1	-	-	54	(52)	3
CMBS	10	2	(1)	27	(31)	7
CLOs	551	-	-	138	(621)	68
Hybrid and redeemable
preferred securities	94	-	(3)	(15)	-	76
Equity AFS securities	164	5	(4)	12	-	177
Trading securities	73	3	-	6	(17)	65
Derivative investments	555	(483)	(1)	(164)	-	(93)
Other assets - reinsurance recoverable (5)	952	(581)	-	-	-	371
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives (5)	(1,100)	(120)	-	81	-	(1,139)
VIEs' liabilities - derivative instruments (6)	(4)	4	-	-	-	-
Other liabilities:
Credit default swaps (6)	(9)	(6)	-	15	-	-
GLB reserves embedded derivatives (5)	(952)	581	-	-	-	(371)
Total, net	$4,764	$(591)	$(39)	$325	$(342)	$4,117

	For the Year Ended December 31, 2015
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)	Value
Investments: (4)
Fixed maturity AFS securities:
Corporate bonds	$4,052	$4	$(138)	$298	$57	$4,273
ABS	33	-	-	12	-	45
Foreign government bonds	110	-	1	-	-	111
RMBS	1	3	-	(3)	-	1
CMBS	15	1	8	(14)	-	10
CLOs	368	-	1	194	(12)	551
Hybrid and redeemable
preferred securities	55	-	(3)	-	42	94
Equity AFS securities	157	1	4	3	(1)	164
Trading securities	73	2	(2)	-	-	73
Derivative investments	989	(90)	(41)	(303)	-	555
Other assets - reinsurance recoverable (5)	174	778	-	-	-	952
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives (5)	(1,170)	(57)	-	127	-	(1,100)
VIEs' liabilities - derivative instruments (6)	(13)	9	-	-	-	(4)
Other liabilities:
Credit default swaps (6)	(3)	(6)	-	-	-	(9)
GLB reserves embedded derivatives (5)	(174)	(778)	-	-	-	(952)
Total, net	$4,667	$(133)	$(170)	$314	$86	$4,764

	For the Year Ended December 31, 2014
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)(3)	Value
Investments: (4)
Fixed maturity AFS securities:
Corporate bonds	$2,951	$8	$28	$1,039	$26	$4,052
ABS	9	-	-	-	24	33
Foreign government bonds	78	-	7	-	25	110
RMBS	1	-	-	-	-	1
CMBS	20	-	2	(13)	6	15
CLOs	178	-	6	134	50	368
State and municipal bonds	28	-	-	-	(28)	-
Hybrid and redeemable
preferred securities	66	-	-	(5)	(6)	55
Equity AFS securities	161	4	(3)	(5)	-	157
Trading securities	53	3	7	10	-	73
Derivative investments	866	72	357	(280)	(26)	989
Other assets: (5)
GLB reserves embedded derivatives	1,244	(1,264)	-	-	20	-
Reinsurance recoverable	-	174	-	-	-	174
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives (5)	(1,048)	(210)	-	88	-	(1,170)
VIEs' liabilities - derivative instruments (6)	(27)	14	-	-	-	(13)
Other liabilities:
Credit default swaps (6)	(2)	(1)	-	-	-	(3)
GLB reserves embedded derivatives (5)	(1,244)	1,090	-	-	(20)	(174)
Total, net	$3,334	$(110)	$404	$968	$71	$4,667

(1)	The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 7).
(2)

Transfers into or out of Level 3 for AFS and trading securities are displayed at amortized cost as of the beginning-of-year.  For AFS and trading securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.

(3)	Transfers into or out of Level 3 for GLB reserves embedded derivatives between future contract benefits, other assets and other liabilities on our Consolidated Balance Sheets.
(4)

Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

(5)	Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(6)	The changes in fair value of the credit default swaps and contingency forwards are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

 The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

	For the Year Ended December 31, 2016
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$560	$(62)	$(23)	$(176)	$(140)	$159
ABS	15	-	-	(1)	-	14
U.S. government bonds	-	-	-	(2)	-	(2)
RMBS	54	-	-	-	-	54
CMBS	31	(1)	-	(3)	-	27
CLOs	140	-	-	(2)	-	138
Hybrid and redeemable
preferred securities	-	(15)	-	-	-	(15)
Equity AFS securities	18	(6)	-	-	-	12
Trading securities	7	-	-	(1)	-	6
Derivative investments	176	(169)	(171)	-	-	(164)
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives	(70)	-	-	151	-	81
Other liabilities - credit default swaps	-	15	-	-	-	15
Total, net	$931	$(238)	$(194)	$(34)	$(140)	$325

	For the Year Ended December 31, 2015
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$537	$(38)	$(44)	$(117)	$(40)	$298
ABS	13	-	-	(1)	-	12
RMBS	-	(3)	-	-	-	(3)
CMBS	-	-	-	(13)	(1)	(14)
CLOs	217	-	-	(23)	-	194
Equity AFS securities	43	(40)	-	-	-	3
Trading securities	1	-	-	(1)	-	-
Derivative investments	179	(162)	(320)	-	-	(303)
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives	(51)	-	-	178	-	127
Total, net	$939	$(243)	$(364)	$23	$(41)	$314

	For the Year Ended December 31, 2014
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,939	$(576)	$(115)	$(47)	$(162)	$1,039
CMBS	-	-	-	(13)	-	(13)
CLOs	185	-	-	(46)	(5)	134
Hybrid and redeemable preferred
securities	-	(5)	-	-	-	(5)
Equity AFS securities	-	(5)	-	-	-	(5)
Trading securities	14	-	-	(4)	-	10
Derivative investments	160	(87)	(353)	-	-	(280)
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives	(69)	-	-	157	-	88
Total, net	$2,229	$(673)	$(468)	$47	$(167)	$968

The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2016	2015	2014
Derivative investments	$(432)	$(102)	$(15)
Embedded derivatives:
Indexed annuity and IUL contracts	(16)	(84)	(37)
Other assets - GLB reserves	1,122	(244)	(678)
Other liabilities - GLB reserves	(1,122)	244	678
VIEs' liabilities - derivative instruments	4	9	14
Credit default swaps	-	(6)	(1)
Total, net (1)	$(444)	$(183)	$(39)

(1)	Included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

	For the Year Ended December 31, 2016
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$605	$(203)	$402
ABS	3	(28)	(25)
U.S. government bonds	9	(7)	2
RMBS	2	(54)	(52)
CMBS	-	(31)	(31)
CLOs	-	(621)	(621)
Trading securities	1	(18)	(17)
Total, net	$620	$(962)	$(342)

	For the Year Ended December 31, 2015
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$224	$(167)	$57
Foreign government bonds	4	(4)	-
CLOs	4	(16)	(12)
Hybrid and redeemable preferred securities	47	(5)	42
Equity AFS securities	-	(1)	(1)
Trading securities	4	(4)	-
Total, net	$283	$(197)	$86

	For the Year Ended December 31, 2014
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$473	$(447)	$26
ABS	26	(2)	24
Foreign government bonds	25	-	25
CMBS	6	-	6
CLOs	50	-	50
State and municipal bonds	-	(28)	(28)
Hybrid and redeemable preferred securities	17	(23)	(6)
Trading securities	10	(10)	-
Derivative investments	-	(26)	(26)
Other assets - GLB reserves embedded derivatives	20	-	20
Other liabilities - GLB reserves embedded derivatives	-	(20)	(20)
Total, net	$627	$(556)	$71

Transfers into and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors.  For the years ended December 31, 2016, 2015 and 2014, transfers in and out of Level 3 were attributable primarily to the securities' observable market information no longer being available or becoming available.  Transfers in and out for GLB reserves embedded derivatives represent reclassifications between future contract benefits and other assets or other liabilities.  Transfers into and out of Levels 1 and 2 are generally the result of a change in the type of input used to measure the fair value of an asset or liability at the end of the reporting period.  When quoted prices in active markets become available, transfers from Level 2 to Level 1 will result.  When quoted prices in active markets become unavailable, but we are able to employ a valuation methodology using significant observable inputs, transfers from Level 1 to Level 2 will result.  For the years ended December 31, 2016 and 2014, the transfers between Levels 1 and 2 of the fair value hierarchy were less than $1 million for our financial instruments carried at fair value.  For the year ended December 31, 2015, the transfers from Level 2 to Level 1 of the fair value hierarchy were $172 million for our financial instruments carried at fair value which was attributable to quoted market prices becoming available.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2016:

	Fair	Valuation	Significant	Assumption or
	Value	Technique	Unobservable Inputs	Input Ranges
Assets
Investments:
Fixed maturity AFS and trading
securities:
Corporate bonds	$1,780	Discounted cash flow	Liquidity/duration adjustment (1)	0.9%	-	20.4%
ABS	24	Discounted cash flow	Liquidity/duration adjustment (1)	3.5%	-	3.5%
Foreign government bonds	76	Discounted cash flow	Liquidity/duration adjustment (1)	1.8%	-	5.0%
Hybrid and redeemable
preferred securities	4	Discounted cash flow	Liquidity/duration adjustment (1)	2.1%	-	2.1%
Equity AFS securities	26	Discounted cash flow	Liquidity/duration adjustment (1)	4.5%	-	5.1%
Other assets - reinsurance
recoverable	371	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	85%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	80%	-	115%
			NPR (5)	0.02%	-	0.35%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	29%
Liabilities
Future contract benefits - indexed
annuity and IUL contracts
embedded derivatives	$(1,139)	Discounted cash flow	Lapse rate (2)	1%	-	9%
			Mortality rate (6)			(8)
Other liabilities - GLB reserves
embedded derivatives	(371)	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	85%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	80%	-	115%
			NPR (5)	0.02%	-	0.35%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	29%

(1)

The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.

(2)

The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits.  The range for indexed annuity and IUL contracts represents the lapse rates during the surrender charge period.

(3)	The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(4)

The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.

(5)	The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(6)	The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(7)

The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets.  Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.

(8)	The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources.  We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us.  Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants.  The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability.  Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above may result in a significant change in the fair value measurement of the asset or liability as follows:

•	Investments - An increase in the liquidity/duration adjustment input would result in a decrease in the fair value measurement.
•

Reinsurance recoverable asset - An increase in our lapse rate, NPR or mortality rate inputs would result in a decrease in the fair value measurement; and an increase in the utilization of guaranteed withdrawal or volatility inputs would result in an increase in the fair value measurement.

•	Indexed annuity and IUL contracts embedded derivatives - An increase in the lapse rate or mortality rate inputs would result in a decrease in the fair value measurement.
•

GLB reserves embedded derivatives - Assuming our GLB reserves embedded derivatives are in a liability position:  an increase in our lapse rate, NPR or mortality rate inputs would result in a decrease in the fair value measurement; and an increase in the utilization of guaranteed withdrawal or volatility inputs would result in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary.  For more information, see "Summary of Significant Accounting Policies" above.

22.  Segment Information

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments.  We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments.  Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business.  The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), IUL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products.

The Group Protection segment offers principally group non-medical insurance products, including term life, universal life, disability, dental, vision, accident and critical illness insurance to the employer market place through various forms of contributory and non-contributory plans.  Its products are marketed primarily through a national distribution system of regional group offices.  These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to our excess capital; investments in media properties (see Note 3 for more information) and other corporate investments; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance; the results of certain disability income business; our run-off institutional pension business, the majority of which was sold on a group annuity basis; and debt costs.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments.  Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

•	Realized gains and losses associated with the following ("excluded realized gain (loss)"):
▪	Sales or disposals and impairments of securities;
▪	Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities;
▪	Changes in the fair value of the derivatives we own to hedge our GDB riders within our variable annuities;
▪	Changes in the fair value of the embedded derivatives of our GLB riders reflected within variable annuity net derivative results accounted for at fair value;
▪	Changes in the fair value of the derivatives we own to hedge our GLB riders reflected within variable annuity net derivative results; and

▪

Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value;

•	Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders;
•	Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
•	Gains (losses) on early extinguishment of debt;
•	Losses from the impairment of intangible assets;
•	Income (loss) from discontinued operations; and
•	Income (loss) from the initial adoption of new accounting standards.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

•	Excluded realized gain (loss);
•	Revenue adjustments from the initial adoption of new accounting standards;
•	Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
•	Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.  Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

	For the Years Ended December 31,
	2016	2015	2014
Revenues
Operating revenues:
Annuities	$3,710	$3,815	$3,450
Retirement Plan Services	1,092	1,090	1,081
Life Insurance	5,798	5,484	5,343
Group Protection	2,129	2,356	2,445
Other Operations	301	335	406
Excluded realized gain (loss), pre-tax	(690)	(400)	(689)
Amortization of deferred gain arising from reserve changes on business
sold through reinsurance, pre-tax	3	3	3
Total revenues	$12,343	$12,683	$12,039

	For the Years Ended December 31,
	2016	2015	2014
Net Income (Loss)
Income (loss) from operations:
Annuities	$971	$1,032	$901
Retirement Plan Services	121	134	154
Life Insurance	464	296	373
Group Protection	65	42	23
Other Operations	-	(73)	(13)
Excluded realized gain (loss), after-tax	(450)	(260)	(446)
Income (loss) from reserve changes (net of related amortization)
on business sold through reinsurance, after-tax	2	2	2
Net income (loss)	$1,173	$1,173	$994

	For the Years Ended December 31,
	2016	2015	2014
Net Investment Income
Annuities	$983	$977	$1,013
Retirement Plan Services	855	842	828
Life Insurance	2,403	2,390	2,376
Group Protection	176	183	180
Other Operations	214	219	251
Total net investment income	$4,631	$4,611	$4,648

	For the Years Ended December 31,
	2016	2015	2014
Amortization of DAC and VOBA, Net of Interest
Annuities	$310	$284	$346
Retirement Plan Services	27	29	37
Life Insurance	709	806	640
Group Protection	126	80	57
Total amortization of DAC and VOBA, net of interest	$1,172	$1,199	$1,080

	For the Years Ended December 31,
	2016	2015	2014
Federal Income Tax Expense (Benefit)
Annuities	$261	$281	$225
Retirement Plan Services	43	46	48
Life Insurance	210	118	167
Group Protection	35	23	12
Other Operations	(42)	(33)	10
Excluded realized gain (loss)	(241)	(141)	(243)
Reserve changes (net of related amortization)
on business sold through reinsurance	1	1	1
Total federal income tax expense (benefit)	$267	$295	$220

	As of December 31,
	2016	2015
Assets
Annuities	$132,956	$130,840
Retirement Plan Services	34,346	32,651
Life Insurance	75,868	70,695
Group Protection	4,007	4,182
Other Operations	14,874	14,320
Total assets	$262,051	$252,688

23.  Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

	For the Years Ended December 31,
	2016	2015	2014
Interest paid	$91	$106	$104
Income taxes paid (received)	121	125	172
Significant non-cash investing and financing transactions:
Disposal of note receivable from affiliate	-	-	(500)
Acquisition of note receivable from affiliate	42	54	712
Other assets received in our financing transaction	-	252	-
Exchange of surplus note for promissory note with affiliate:
Carrying value of asset	124	123	88
Carrying value of liability	(124)	(123)	(88)
Net asset (liability) from exchange	$-	$-	$-
Reinsurance ceded:
Carrying value of assets	$-	$-	$15
Carrying value of liabilities	-	-	15
Total reinsurance ceded	$-	$-	$30

24.  Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Balance Sheets:

T

	As of December 31,
	2016	2015
Assets with affiliates:
Accrued inter-company interest receivable	$8	$4	Accrued investment income
Bonds	1,611	1,534	Fixed maturity AFS securities
Ceded reinsurance contracts	(191)	(226)	Deferred acquisition costs and value of
			business acquired
Ceded reinsurance contracts	2,148	1,983	Reinsurance recoverables
Ceded reinsurance contracts	112	184	Reinsurance related embedded derivatives
Ceded reinsurance contracts	198	714	Other assets
Cash management agreement investment	164	98	Other assets
Service agreement receivable	27	42	Other assets
Ceded reinsurance contracts	9	9	Other assets

Liabilities with affiliates:
Accrued inter-company interest payable	26	2	Other liabilities
Assumed reinsurance contracts	31	34	Future contract benefits
Assumed reinsurance contracts	403	414	Other contract holder funds
Service agreement payable	34	34	Other liabilities
Ceded reinsurance contracts	(47)	(50)	Other contract holder funds
Ceded reinsurance contracts	2,851	3,841	Funds withheld reinsurance liabilities
Ceded reinsurance contracts
Ceded reinsurance contracts	84	81	Other liabilities
Inter-company short-term debt	280	90	Short-term debt
Inter-company long-term debt	2,549	2,495	Long-term debt

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended
	December 31,
	2016	2015	2014
Revenues with affiliates:
Premiums received on assumed reinsurance contracts	$(389)	$(411)	$(574)	Insurance premiums
Net investment income on intercompany notes	38	31	12	Net investment income
Fees for management of general account	(117)	(109)	(105)	Net investment income
Net investment income on ceded funds withheld treaties	(69)	(62)	-	Net investment income
Realized gains (losses) on ceded reinsurance contracts:
GLB reserves embedded derivatives	(516)	664	1,265	Realized gain (loss)
Reinsurance related settlements	488	(881)	(1,573)	Realized gain (loss)
Other gains (losses)	(93)	157	(199)	Realized gain (loss)

Benefits and expenses with affiliates:
Reinsurance (recoveries) benefits on ceded reinsurance	(424)	(478)	255	Benefits
Ceded reinsurance contracts	(14)	(15)	-	Commissions and other
				expenses
Service agreement payments	76	42	76	Commissions and other
				expenses
Interest expense on inter-company debt	111	102	102	Interest and debt expense
Interest credited on assumed reinsurance contracts	61	59	15	Interest credited

Bonds

LNC issues bonds to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate.

Cash Management Agreement

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs.  The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs.  The borrowing and lending limit is currently 3% of our admitted assets as of our most recent year end.

Service Agreement

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead.  Corporate overhead expenses are allocated based on specific methodologies for each function.  The majority of the expenses are allocated based on the following methodologies:  headcount, capital, investments by product, weighted policies in force, and sales.

Ceded Reinsurance Contracts

As discussed in Note 10, we cede insurance contracts to and assume insurance contracts from affiliated companies.  We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR.  As discussed in Note 7, we cede the GLB reserves embedded derivatives and the related hedge results to LNBAR.  As discussed in Note 4, we also cede the risks for no-lapse benefit guarantees under certain UL contracts to LNBAR.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies.  To take reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary of LOCs aggregating to $320 million and $401 million as of December 31, 2016 and 2015, respectively.  The LOCs are obtained by the affiliate reinsurer and issued by banks in order for the Company to recognize the reserve credit.

25.  Subsequent Events

Management evaluated subsequent events for the Company through March 31, 2017, the date the financial statements were available to be issued.  On March 28, 2017, LNL paid a cash dividend in the amount of $210 million to LNC.  Management identified no other items or events required for disclosure.

Lincoln National Variable Annuity Account L

Lincoln National Variable Annuity Account L

Statements of assets and liabilities

December 31, 2016

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
AB VPS Global Thematic Growth Portfolio Class B	$1,701,579	$1,295	$1,702,874	$—	$92	$1,702,782
AB VPS Growth Portfolio Class B	1,378,326	1,033	1,379,359	—	74	1,379,285
American Century VP Balanced Fund Class I	13,546,173	—	13,546,173	189	726	13,545,258
American Funds Global Growth Fund Class 2	5,386,101	2,432	5,388,533	—	287	5,388,246
American Funds Growth Fund Class 2	26,520,380	13,007	26,533,387	—	1,424	26,531,963
American Funds Growth-Income Fund Class 2	12,441,936	1,877	12,443,813	—	673	12,443,140
American Funds International Fund Class 2	8,736,092	4,945	8,741,037	—	472	8,740,565
BlackRock Global Allocation V.I. Fund Class I	1,446,846	31	1,446,877	—	79	1,446,798
Delaware VIP Diversified Income Series Standard Class	4,709,139	1,666	4,710,805	—	254	4,710,551
Delaware VIP High Yield Series Standard Class	2,165,513	296	2,165,809	—	117	2,165,692
Delaware VIP REIT Series Service Class	12,456,406	—	12,456,406	9,054	664	12,446,688
Delaware VIP Small Cap Value Series Service Class	9,752,657	1,432	9,754,089	—	526	9,753,563
Delaware VIP Smid Cap Growth Series Service Class	5,282,451	6,553	5,289,004	—	286	5,288,718
Deutsche Alternative Asset Allocation VIP Portfolio Class A	229,591	616	230,207	—	13	230,194
Fidelity VIP Asset Manager Portfolio Initial Class	31,856,740	16,913	31,873,653	—	1,719	31,871,934
Fidelity VIP Contrafund Portfolio Service Class 2	21,067,680	1,800	21,069,480	—	1,144	21,068,336
Fidelity VIP Government Money Market Portfolio Initial Class	67,680	671	68,351	—	—	68,351
Fidelity VIP Growth Portfolio Initial Class	69,668,714	—	69,668,714	5,842	3,769	69,659,103
Janus Aspen Global Research Portfolio Institutional Shares	8,089,901	602	8,090,503	—	432	8,090,071
LVIP Baron Growth Opportunities Fund Service Class	13,767,959	2,959	13,770,918	—	740	13,770,178
LVIP BlackRock Inflation Protected Bond Fund Standard Class	755,126	907	756,033	—	41	755,992
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class	1,265,900	—	1,265,900	616	68	1,265,216
LVIP Blended Mid Cap Managed Volatility Fund Standard Class	20,997	237	21,234	—	1	21,233
LVIP Clarion Global Real Estate Fund Standard Class	693,718	161	693,879	—	36	693,843
LVIP Delaware Bond Fund Standard Class	3,792,687	100,963	3,893,650	—	204	3,893,446
LVIP Delaware Diversified Floating Rate Fund Service Class	202,934	23	202,957	—	11	202,946
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	406,929	416	407,345	—	22	407,323
LVIP Delaware Foundation Conservative Allocation Fund Standard Class	1,190,952	1,125	1,192,077	—	61	1,192,016
LVIP Delaware Foundation Moderate Allocation Fund Standard Class	302,922	403	303,325	—	17	303,308
LVIP Delaware Social Awareness Fund Standard Class	14,542,658	1,229	14,543,887	—	784	14,543,103
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	5,319,517	3,094	5,322,611	—	286	5,322,325
LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class	47,926	158	48,084	—	3	48,081

See accompanying notes.

Lincoln National Variable Annuity Account L

Statements of assets and liabilities (continued)

December 31, 2016

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	$1,248,143	$928	$1,249,071	$—	$68	$1,249,003
LVIP Global Growth Allocation Managed Risk Fund Standard Class	4,087,679	1,142	4,088,821	—	221	4,088,600
LVIP Global Income Fund Standard Class	318,005	112	318,117	—	17	318,100
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	18,303,522	470,853	18,774,375	—	322	18,774,053
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class	184,809	79	184,888	—	10	184,878
LVIP Managed Risk Profile 2010 Fund Standard Class	448,338	—	448,338	43	25	448,270
LVIP Managed Risk Profile 2020 Fund Standard Class	1,991,849	429	1,992,278	—	108	1,992,170
LVIP Managed Risk Profile 2030 Fund Standard Class	4,570,680	2,835	4,573,515	—	248	4,573,267
LVIP Managed Risk Profile 2040 Fund Standard Class	1,695,507	4,470	1,699,977	—	93	1,699,884
LVIP Managed Risk Profile 2050 Fund Standard Class	626,166	5,701	631,867	—	34	631,833
LVIP Mondrian International Value Fund Standard Class	2,844,846	2,400	2,847,246	—	147	2,847,099
LVIP SSGA Bond Index Fund Standard Class	591,804	48	591,852	—	32	591,820
LVIP SSGA Emerging Markets 100 Fund Standard Class	1,007,095	225	1,007,320	—	54	1,007,266
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class	1,558,054	943	1,558,997	—	84	1,558,913
LVIP SSGA International Index Fund Standard Class	203,448	—	203,448	4	11	203,433
LVIP SSGA International Managed Volatility Fund Standard Class	39,986	587	40,573	—	2	40,571
LVIP SSGA S&P 500 Index Fund Standard Class	103,709,197	18,203	103,727,400	—	5,551	103,721,849
LVIP SSGA Small-Cap Index Fund Standard Class	27,767,472	11,118	27,778,590	—	1,496	27,777,094
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	17,480,250	389	17,480,639	—	941	17,479,698
Neuberger Berman AMT Large Cap Value Portfolio I Class	5,529,660	680	5,530,340	—	298	5,530,042
T. Rowe Price International Stock Portfolio	8,440,834	1,376	8,442,210	—	454	8,441,756

See accompanying notes.

Lincoln National Variable Annuity Account L

Statements of operations

Year Ended December 31, 2016

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
AB VPS Global Thematic Growth Portfolio Class B	$—	$(17,178)	$(17,178)	$89,330
AB VPS Growth Portfolio Class B	—	(14,247)	(14,247)	58,452
American Century VP Balanced Fund Class I	209,202	(128,190)	81,012	(20,608)
American Funds Global Growth Fund Class 2	49,634	(52,579)	(2,945)	23,223
American Funds Growth Fund Class 2	197,131	(248,747)	(51,616)	274,553
American Funds Growth-Income Fund Class 2	175,650	(115,826)	59,824	61,292
American Funds International Fund Class 2	121,832	(87,319)	34,513	(58,268)
BlackRock Global Allocation V.I. Fund Class I	18,479	(14,779)	3,700	(15,843)
Delaware VIP Diversified Income Series Standard Class	182,852	(53,163)	129,689	(1,915)
Delaware VIP High Yield Series Standard Class	159,886	(22,072)	137,814	(77,192)
Delaware VIP REIT Series Service Class	131,681	(125,410)	6,271	239,310
Delaware VIP Small Cap Value Series Service Class	58,060	(79,380)	(21,320)	45,279
Delaware VIP Smid Cap Growth Series Service Class	—	(51,081)	(51,081)	50,252
Deutsche Alternative Asset Allocation VIP Portfolio Class A	4,739	(2,139)	2,600	(1,621)
Fidelity VIP Asset Manager Portfolio Initial Class	472,994	(324,179)	148,815	(72,137)
Fidelity VIP Contrafund Portfolio Service Class 2	126,728	(204,451)	(77,723)	228,918
Fidelity VIP Government Money Market Portfolio Initial Class	152	—	152	—
Fidelity VIP Growth Portfolio Initial Class	27,056	(701,355)	(674,299)	2,450,042
Janus Aspen Global Research Portfolio Institutional Shares	89,890	(81,051)	8,839	76,753
LVIP Baron Growth Opportunities Fund Service Class	69,660	(138,104)	(68,444)	584,560
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	1,680	(267)	1,413	(7,215)
LVIP BlackRock Inflation Protected Bond Fund Standard Class	9,695	(6,979)	2,716	(7,545)
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class	5,902	(13,295)	(7,393)	107,727
LVIP Blended Mid Cap Managed Volatility Fund Standard Class	—	(156)	(156)	(2,811)
LVIP Clarion Global Real Estate Fund Standard Class	29,088	(6,068)	23,020	17,462
LVIP Delaware Bond Fund Standard Class	105,497	(42,399)	63,098	41,389
LVIP Delaware Diversified Floating Rate Fund Service Class	—	(1,958)	(1,958)	(841)
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	6,973	(3,550)	3,423	949
LVIP Delaware Foundation Conservative Allocation Fund Standard Class	30,112	(11,222)	18,890	(9,799)
LVIP Delaware Foundation Moderate Allocation Fund Standard Class	5,736	(3,001)	2,735	(2,125)
LVIP Delaware Social Awareness Fund Standard Class	223,020	(141,728)	81,292	147,836
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	84,380	(50,031)	34,349	21,716
LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class	727	(383)	344	(119)
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	27,822	(13,016)	14,806	17,909
LVIP Global Growth Allocation Managed Risk Fund Standard Class	79,217	(43,365)	35,852	80,917
LVIP Global Income Fund Standard Class	—	(3,376)	(3,376)	(2,123)
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	335,840	(54,766)	281,074	(89,069)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class	1,324	(2,579)	(1,255)	738
LVIP Managed Risk Profile 2010 Fund Standard Class	8,754	(4,731)	4,023	10,407
LVIP Managed Risk Profile 2020 Fund Standard Class	40,189	(22,783)	17,406	31,994
LVIP Managed Risk Profile 2030 Fund Standard Class	89,937	(43,990)	45,947	33,409
LVIP Managed Risk Profile 2040 Fund Standard Class	31,837	(16,039)	15,798	12,198
LVIP Managed Risk Profile 2050 Fund Standard Class	11,661	(5,168)	6,493	(5,354)
LVIP Mondrian International Value Fund Standard Class	85,394	(28,476)	56,918	(111,260)
LVIP SSGA Bond Index Fund Standard Class	13,765	(6,068)	7,697	636
LVIP SSGA Emerging Markets 100 Fund Standard Class	27,688	(9,976)	17,712	(79,237)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class	30,431	(15,489)	14,942	(650)
LVIP SSGA International Index Fund Standard Class	5,754	(1,874)	3,880	(4,808)
LVIP SSGA International Managed Volatility Fund Standard Class	398	(24)	374	(4)
LVIP SSGA S&P 500 Index Fund Standard Class	2,013,217	(976,791)	1,036,426	1,704,538
LVIP SSGA Small-Cap Index Fund Standard Class	352,090	(248,124)	103,966	332,033
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	50,834	(172,275)	(121,441)	633,811
Neuberger Berman AMT Large Cap Value Portfolio I Class	37,105	(45,716)	(8,611)	(3,338)
T. Rowe Price International Stock Portfolio	94,134	(89,274)	4,860	92,266

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
AB VPS Global Thematic Growth Portfolio Class B	$—	$89,330	$(105,277)	$(33,125)
AB VPS Growth Portfolio Class B	175,050	233,502	(230,191)	(10,936)
American Century VP Balanced Fund Class I	585,890	565,282	108,548	754,842
American Funds Global Growth Fund Class 2	458,819	482,042	(505,577)	(26,480)
American Funds Growth Fund Class 2	2,288,156	2,562,709	(446,366)	2,064,727
American Funds Growth-Income Fund Class 2	1,296,132	1,357,424	(238,026)	1,179,222
American Funds International Fund Class 2	760,622	702,354	(521,923)	214,944
BlackRock Global Allocation V.I. Fund Class I	—	(15,843)	59,113	46,970
Delaware VIP Diversified Income Series Standard Class	—	(1,915)	5,338	133,112
Delaware VIP High Yield Series Standard Class	—	(77,192)	192,340	252,962
Delaware VIP REIT Series Service Class	776,840	1,016,150	(477,332)	545,089
Delaware VIP Small Cap Value Series Service Class	722,875	768,154	1,440,410	2,187,244
Delaware VIP Smid Cap Growth Series Service Class	688,463	738,715	(353,287)	334,347
Deutsche Alternative Asset Allocation VIP Portfolio Class A	—	(1,621)	7,461	8,440
Fidelity VIP Asset Manager Portfolio Initial Class	1,438,118	1,365,981	(888,146)	626,650
Fidelity VIP Contrafund Portfolio Service Class 2	1,705,704	1,934,622	(540,076)	1,316,823
Fidelity VIP Government Money Market Portfolio Initial Class	—	—	—	152
Fidelity VIP Growth Portfolio Initial Class	7,037,018	9,487,060	(9,127,994)	(315,233)
Janus Aspen Global Research Portfolio Institutional Shares	—	76,753	(14,062)	71,530
LVIP Baron Growth Opportunities Fund Service Class	979,110	1,563,670	(867,799)	627,427
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	—	(7,215)	7,167	1,365
LVIP BlackRock Inflation Protected Bond Fund Standard Class	—	(7,545)	22,610	17,781
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class	—	107,727	(141,768)	(41,434)
LVIP Blended Mid Cap Managed Volatility Fund Standard Class	449	(2,362)	1,461	(1,057)
LVIP Clarion Global Real Estate Fund Standard Class	—	17,462	(48,788)	(8,306)
LVIP Delaware Bond Fund Standard Class	42,629	84,018	(68,988)	78,128
LVIP Delaware Diversified Floating Rate Fund Service Class	—	(841)	4,766	1,967
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	31,950	32,899	(19,889)	16,433
LVIP Delaware Foundation Conservative Allocation Fund Standard Class	42,026	32,227	(8,512)	42,605
LVIP Delaware Foundation Moderate Allocation Fund Standard Class	16,336	14,211	(6,825)	10,121
LVIP Delaware Social Awareness Fund Standard Class	1,802,075	1,949,911	(1,261,820)	769,383
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	1,816,344	1,838,060	(1,230,195)	642,214
LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class	—	(119)	1,079	1,304
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	20,201	38,110	(1,405)	51,511
LVIP Global Growth Allocation Managed Risk Fund Standard Class	—	80,917	38,762	155,531
LVIP Global Income Fund Standard Class	1,425	(698)	3,290	(784)
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	191,187	102,118	283,312	666,504
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class	—	738	22,523	22,006
LVIP Managed Risk Profile 2010 Fund Standard Class	17,370	27,777	(16,595)	15,205
LVIP Managed Risk Profile 2020 Fund Standard Class	56,488	88,482	(31,668)	74,220
LVIP Managed Risk Profile 2030 Fund Standard Class	108,995	142,404	(69,008)	119,343
LVIP Managed Risk Profile 2040 Fund Standard Class	29,859	42,057	(10,255)	47,600
LVIP Managed Risk Profile 2050 Fund Standard Class	3,525	(1,829)	14,974	19,638
LVIP Mondrian International Value Fund Standard Class	100,575	(10,685)	37,802	84,035
LVIP SSGA Bond Index Fund Standard Class	—	636	(1,392)	6,941
LVIP SSGA Emerging Markets 100 Fund Standard Class	—	(79,237)	202,373	140,848
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class	—	(650)	55,651	69,943
LVIP SSGA International Index Fund Standard Class	—	(4,808)	822	(106)
LVIP SSGA International Managed Volatility Fund Standard Class	—	(4)	(544)	(174)
LVIP SSGA S&P 500 Index Fund Standard Class	1,379,587	3,084,125	6,069,325	10,189,876
LVIP SSGA Small-Cap Index Fund Standard Class	554,434	886,467	3,634,656	4,625,089
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	884,702	1,518,513	(333,326)	1,063,746
Neuberger Berman AMT Large Cap Value Portfolio I Class	406,740	403,402	702,162	1,096,953
T. Rowe Price International Stock Portfolio	323,586	415,852	(326,392)	94,320

Lincoln National Variable Annuity Account L

Statements of changes in net assets

Years Ended December 31, 2015 and 2016

	AB VPS Global Thematic Growth Portfolio Class B Subaccount	AB VPS Growth Portfolio Class B Subaccount	American Century VP Balanced Fund Class I Subaccount	American Funds Global Growth Fund Class 2 Subaccount	American Funds Growth Fund Class 2 Subaccount	American Funds Growth-Income Fund Class 2 Subaccount	American Funds International Fund Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2015	$1,969,007	$1,485,769	$16,070,495	$5,599,280	$26,773,410	$11,877,200	$10,765,065
Changes From Operations:
• Net investment income (loss)	(20,186)	(15,336)	108,929	2,566	(100,584)	39,349	47,826
• Net realized gain (loss) on investments	83,085	365,185	1,565,616	692,943	6,263,105	1,957,902	735,959
• Net change in unrealized appreciation or depreciation on investments	(37,567)	(241,861)	(2,176,833)	(380,091)	(4,647,985)	(1,947,184)	(1,291,970)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	25,332	107,988	(502,288)	315,418	1,514,536	50,067	(508,185)
Changes From Unit Transactions:
• Contract purchases	101,478	63,271	204,336	264,944	735,815	480,612	356,856
• Contract withdrawals	(165,912)	(116,226)	(2,178,540)	(617,476)	(2,651,158)	(1,042,166)	(1,100,139)
• Contract transfers	(77,520)	120,756	(328,304)	136,864	(79,601)	378,092	(380,190)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(141,954)	67,801	(2,302,508)	(215,668)	(1,994,944)	(183,462)	(1,123,473)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(116,622)	175,789	(2,804,796)	99,750	(480,408)	(133,395)	(1,631,658)
NET ASSETS AT DECEMBER 31, 2015	1,852,385	1,661,558	13,265,699	5,699,030	26,293,002	11,743,805	9,133,407
Changes From Operations:
• Net investment income (loss)	(17,178)	(14,247)	81,012	(2,945)	(51,616)	59,824	34,513
• Net realized gain (loss) on investments	89,330	233,502	565,282	482,042	2,562,709	1,357,424	702,354
• Net change in unrealized appreciation or depreciation on investments	(105,277)	(230,191)	108,548	(505,577)	(446,366)	(238,026)	(521,923)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(33,125)	(10,936)	754,842	(26,480)	2,064,727	1,179,222	214,944
Changes From Unit Transactions:
• Contract purchases	84,236	67,224	263,371	271,568	723,600	455,796	309,737
• Contract withdrawals	(83,392)	(212,686)	(701,124)	(357,259)	(1,768,242)	(790,189)	(677,600)
• Contract transfers	(117,322)	(125,875)	(37,530)	(198,613)	(781,124)	(145,494)	(239,923)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(116,478)	(271,337)	(475,283)	(284,304)	(1,825,766)	(479,887)	(607,786)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(149,603)	(282,273)	279,559	(310,784)	238,961	699,335	(392,842)
NET ASSETS AT DECEMBER 31, 2016	$1,702,782	$1,379,285	$13,545,258	$5,388,246	$26,531,963	$12,443,140	$8,740,565

See accompanying notes.

	BlackRock Global Allocation V.I. Fund Class I Subaccount	Delaware VIP Diversified Income Series Standard Class Subaccount	Delaware VIP High Yield Series Standard Class Subaccount	Delaware VIP REIT Series Service Class Subaccount	Delaware VIP Small Cap Value Series Service Class Subaccount	Delaware VIP Smid Cap Growth Series Service Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$1,526,870	$5,744,785	$2,829,067	$13,509,561	$9,887,517	$5,224,630
Changes From Operations:
• Net investment income (loss)	2,221	112,945	139,891	4,129	(44,944)	(43,824)
• Net realized gain (loss) on investments	78,461	81,332	16,146	359,611	1,229,666	602,471
• Net change in unrealized appreciation or depreciation on investments	(110,439)	(304,750)	(335,781)	(100,244)	(1,813,019)	(241,384)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(29,757)	(110,473)	(179,744)	263,496	(628,297)	317,263
Changes From Unit Transactions:
• Contract purchases	149,317	297,749	129,392	347,955	305,800	177,381
• Contract withdrawals	(106,113)	(428,389)	(312,819)	(1,097,909)	(906,509)	(481,563)
• Contract transfers	(7,818)	(188,097)	(206,302)	(532,247)	(826,466)	146,343
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	35,386	(318,737)	(389,729)	(1,282,201)	(1,427,175)	(157,839)
TOTAL INCREASE (DECREASE) IN NET ASSETS	5,629	(429,210)	(569,473)	(1,018,705)	(2,055,472)	159,424
NET ASSETS AT DECEMBER 31, 2015	1,532,499	5,315,575	2,259,594	12,490,856	7,832,045	5,384,054
Changes From Operations:
• Net investment income (loss)	3,700	129,689	137,814	6,271	(21,320)	(51,081)
• Net realized gain (loss) on investments	(15,843)	(1,915)	(77,192)	1,016,150	768,154	738,715
• Net change in unrealized appreciation or depreciation on investments	59,113	5,338	192,340	(477,332)	1,440,410	(353,287)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	46,970	133,112	252,962	545,089	2,187,244	334,347
Changes From Unit Transactions:
• Contract purchases	125,721	270,397	122,971	336,620	272,589	204,040
• Contract withdrawals	(57,858)	(360,293)	(401,434)	(1,072,771)	(631,311)	(511,441)
• Contract transfers	(200,534)	(648,240)	(68,401)	146,894	92,996	(122,282)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(132,671)	(738,136)	(346,864)	(589,257)	(265,726)	(429,683)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(85,701)	(605,024)	(93,902)	(44,168)	1,921,518	(95,336)
NET ASSETS AT DECEMBER 31, 2016	$1,446,798	$4,710,551	$2,165,692	$12,446,688	$9,753,563	$5,288,718

Lincoln National Variable Annuity Account L

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	Deutsche Alternative Asset Allocation VIP Portfolio Class A Subaccount	Fidelity VIP Asset Manager Portfolio Initial Class Subaccount	Fidelity VIP Contrafund Portfolio Service Class 2 Subaccount	Fidelity VIP Government Money Market Portfolio Initial Class Subaccount	Fidelity VIP Growth Portfolio Initial Class Subaccount	Janus Aspen Global Research Portfolio Institutional Shares Subaccount	LVIP Baron Growth Opportunities Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$224,367	$39,121,218	$22,983,179	$9,873	$79,461,794	$9,760,515	$17,112,866
Changes From Operations:
• Net investment income (loss)	3,976	201,505	(45,485)	4	(577,970)	(31,351)	(160,748)
• Net realized gain (loss) on investments	732	2,960,199	2,539,522	—	6,101,636	117,937	2,090,555
• Net change in unrealized appreciation or depreciation on investments	(19,688)	(3,372,504)	(2,591,726)	—	(788,222)	(369,844)	(2,819,701)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(14,980)	(210,800)	(97,689)	4	4,735,444	(283,258)	(889,894)
Changes From Unit Transactions:
• Contract purchases	13,697	646,332	688,872	110,203	842,209	182,255	351,192
• Contract withdrawals	(3,322)	(3,766,504)	(1,872,534)	(10,422)	(7,014,429)	(651,862)	(1,486,557)
• Contract transfers	(21,144)	(1,033,024)	(131,040)	(74,693)	(1,194,328)	(157,598)	(434,641)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(10,769)	(4,153,196)	(1,314,702)	25,088	(7,366,548)	(627,205)	(1,570,006)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(25,749)	(4,363,996)	(1,412,391)	25,092	(2,631,104)	(910,463)	(2,459,900)
NET ASSETS AT DECEMBER 31, 2015	198,618	34,757,222	21,570,788	34,965	76,830,690	8,850,052	14,652,966
Changes From Operations:
• Net investment income (loss)	2,600	148,815	(77,723)	152	(674,299)	8,839	(68,444)
• Net realized gain (loss) on investments	(1,621)	1,365,981	1,934,622	—	9,487,060	76,753	1,563,670
• Net change in unrealized appreciation or depreciation on investments	7,461	(888,146)	(540,076)	—	(9,127,994)	(14,062)	(867,799)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	8,440	626,650	1,316,823	152	(315,233)	71,530	627,427
Changes From Unit Transactions:
• Contract purchases	18,649	539,511	645,626	195,325	605,210	165,926	300,679
• Contract withdrawals	(10,371)	(2,616,749)	(1,477,487)	(30,710)	(5,524,927)	(742,412)	(1,283,186)
• Contract transfers	14,858	(1,434,700)	(987,414)	(131,381)	(1,936,637)	(255,025)	(527,708)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	23,136	(3,511,938)	(1,819,275)	33,234	(6,856,354)	(831,511)	(1,510,215)
TOTAL INCREASE (DECREASE) IN NET ASSETS	31,576	(2,885,288)	(502,452)	33,386	(7,171,587)	(759,981)	(882,788)
NET ASSETS AT DECEMBER 31, 2016	$230,194	$31,871,934	$21,068,336	$68,351	$69,659,103	$8,090,071	$13,770,178

See accompanying notes.

	LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class Subaccount	LVIP BlackRock Inflation Protected Bond Fund Standard Class Subaccount	LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class Subaccount	LVIP Blended Mid Cap Managed Volatility Fund Standard Class Subaccount	LVIP Clarion Global Real Estate Fund Standard Class Subaccount	LVIP Delaware Bond Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$23,703	$843,424	$1,714,917	$410	$600,333	$5,067,417
Changes From Operations:
• Net investment income (loss)	195	1,690	(16,064)	(255)	12,709	58,378
• Net realized gain (loss) on investments	(1,599)	(13,609)	71,290	(1,443)	19,736	53,582
• Net change in unrealized appreciation or depreciation on investments	(3,816)	(15,791)	(48,564)	(2,080)	(46,976)	(133,059)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(5,220)	(27,710)	6,662	(3,778)	(14,531)	(21,099)
Changes From Unit Transactions:
• Contract purchases	6,221	72,045	44,691	2,814	45,794	194,203
• Contract withdrawals	(201)	(94,026)	(152,281)	(233)	(41,747)	(646,205)
• Contract transfers	966	(82,848)	(27,262)	23,840	11,925	(253,900)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	6,986	(104,829)	(134,852)	26,421	15,972	(705,902)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,766	(132,539)	(128,190)	22,643	1,441	(727,001)
NET ASSETS AT DECEMBER 31, 2015	25,469	710,885	1,586,727	23,053	601,774	4,340,416
Changes From Operations:
• Net investment income (loss)	1,413	2,716	(7,393)	(156)	23,020	63,098
• Net realized gain (loss) on investments	(7,215)	(7,545)	107,727	(2,362)	17,462	84,018
• Net change in unrealized appreciation or depreciation on investments	7,167	22,610	(141,768)	1,461	(48,788)	(68,988)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,365	17,781	(41,434)	(1,057)	(8,306)	78,128
Changes From Unit Transactions:
• Contract purchases	10,682	99,748	40,247	8,709	49,140	193,162
• Contract withdrawals	(152)	(53,302)	(208,090)	(56)	(27,263)	(699,891)
• Contract transfers	(37,364)	(19,120)	(112,234)	(9,416)	78,498	(18,369)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(26,834)	27,326	(280,077)	(763)	100,375	(525,098)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(25,469)	45,107	(321,511)	(1,820)	92,069	(446,970)
NET ASSETS AT DECEMBER 31, 2016	$—	$755,992	$1,265,216	$21,233	$693,843	$3,893,446

Lincoln National Variable Annuity Account L

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	LVIP Delaware Diversified Floating Rate Fund Service Class Subaccount	LVIP Delaware Foundation Aggressive Allocation Fund Standard Class Subaccount	LVIP Delaware Foundation Conservative Allocation Fund Standard Class Subaccount	LVIP Delaware Foundation Moderate Allocation Fund Standard Class Subaccount	LVIP Delaware Social Awareness Fund Standard Class Subaccount	LVIP Dimensional U.S. Core Equity 1 Fund Standard Class Subaccount	LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$742,087	$282,347	$1,312,086	$539,318	$16,083,660	$5,665,734	$24,004
Changes From Operations:
• Net investment income (loss)	413	2,848	22,257	2,298	75,359	33,887	163
• Net realized gain (loss) on investments	(9,419)	14,379	52,635	26,705	2,040,648	770,424	(49)
• Net change in unrealized appreciation or depreciation on investments	4,666	(25,494)	(97,267)	(34,299)	(2,353,178)	(971,866)	(2,951)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(4,340)	(8,267)	(22,375)	(5,296)	(237,171)	(167,555)	(2,837)
Changes From Unit Transactions:
• Contract purchases	35,074	80,451	102,459	73,973	251,298	156,533	7,686
• Contract withdrawals	(36,953)	(12,447)	(138,320)	(94,794)	(1,269,406)	(472,053)	(18)
• Contract transfers	(539,584)	(10,372)	(47,788)	(213,442)	243,052	29,167	850
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(541,463)	57,632	(83,649)	(234,263)	(775,056)	(286,353)	8,518
TOTAL INCREASE (DECREASE) IN NET ASSETS	(545,803)	49,365	(106,024)	(239,559)	(1,012,227)	(453,908)	5,681
NET ASSETS AT DECEMBER 31, 2015	196,284	331,712	1,206,062	299,759	15,071,433	5,211,826	29,685
Changes From Operations:
• Net investment income (loss)	(1,958)	3,423	18,890	2,735	81,292	34,349	344
• Net realized gain (loss) on investments	(841)	32,899	32,227	14,211	1,949,911	1,838,060	(119)
• Net change in unrealized appreciation or depreciation on investments	4,766	(19,889)	(8,512)	(6,825)	(1,261,820)	(1,230,195)	1,079
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,967	16,433	42,605	10,121	769,383	642,214	1,304
Changes From Unit Transactions:
• Contract purchases	32,000	82,726	85,913	44,305	233,608	167,050	14,473
• Contract withdrawals	(20,553)	(13,160)	(126,955)	(30,745)	(1,141,507)	(559,400)	(426)
• Contract transfers	(6,752)	(10,388)	(15,609)	(20,132)	(389,814)	(139,365)	3,045
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	4,695	59,178	(56,651)	(6,572)	(1,297,713)	(531,715)	17,092
TOTAL INCREASE (DECREASE) IN NET ASSETS	6,662	75,611	(14,046)	3,549	(528,330)	110,499	18,396
NET ASSETS AT DECEMBER 31, 2016	$202,946	$407,323	$1,192,016	$303,308	$14,543,103	$5,322,325	$48,081
See accompanying notes.

	LVIP Global Conservative Allocation Managed Risk Fund Standard Class Subaccount	LVIP Global Growth Allocation Managed Risk Fund Standard Class Subaccount	LVIP Global Income Fund Standard Class Subaccount	LVIP Global Moderate Allocation Managed Risk Fund Standard Class Subaccount	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class Subaccount	LVIP Managed Risk Profile 2010 Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$1,860,347	$5,484,539	$308,252	$7,327,663	$163,647	$554,795
Changes From Operations:
• Net investment income (loss)	13,476	44,682	7,468	272,212	(413)	5,235
• Net realized gain (loss) on investments	82,578	117,269	2,248	158,704	(108)	33,847
• Net change in unrealized appreciation or depreciation on investments	(140,604)	(381,122)	(20,262)	(1,330,098)	(23,789)	(53,757)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(44,550)	(219,171)	(10,546)	(899,182)	(24,310)	(14,675)
Changes From Unit Transactions:
• Contract purchases	78,540	243,844	26,022	9,539,380	7,510	48,781
• Contract withdrawals	(372,404)	(820,924)	(22,521)	(1,570,214)	(3,066)	(24,375)
• Contract transfers	(178,730)	(44,085)	48,289	1,841,413	106,730	(2,173)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(472,594)	(621,165)	51,790	9,810,579	111,174	22,233
TOTAL INCREASE (DECREASE) IN NET ASSETS	(517,144)	(840,336)	41,244	8,911,397	86,864	7,558
NET ASSETS AT DECEMBER 31, 2015	1,343,203	4,644,203	349,496	16,239,060	250,511	562,353
Changes From Operations:
• Net investment income (loss)	14,806	35,852	(3,376)	281,074	(1,255)	4,023
• Net realized gain (loss) on investments	38,110	80,917	(698)	102,118	738	27,777
• Net change in unrealized appreciation or depreciation on investments	(1,405)	38,762	3,290	283,312	22,523	(16,595)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	51,511	155,531	(784)	666,504	22,006	15,205
Changes From Unit Transactions:
• Contract purchases	72,524	201,962	18,158	2,193,315	16,513	44,337
• Contract withdrawals	(186,259)	(566,821)	(54,496)	(1,395,353)	(3,155)	(143,996)
• Contract transfers	(31,976)	(346,275)	5,726	1,070,527	(100,997)	(29,629)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(145,711)	(711,134)	(30,612)	1,868,489	(87,639)	(129,288)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(94,200)	(555,603)	(31,396)	2,534,993	(65,633)	(114,083)
NET ASSETS AT DECEMBER 31, 2016	$1,249,003	$4,088,600	$318,100	$18,774,053	$184,878	$448,270

Lincoln National Variable Annuity Account L

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	LVIP Managed Risk Profile 2020 Fund Standard Class Subaccount	LVIP Managed Risk Profile 2030 Fund Standard Class Subaccount	LVIP Managed Risk Profile 2040 Fund Standard Class Subaccount	LVIP Managed Risk Profile 2050 Fund Standard Class Subaccount	LVIP Mondrian International Value Fund Standard Class Subaccount	LVIP SSGA Bond Index Fund Standard Class Subaccount	LVIP SSGA Emerging Markets 100 Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$2,261,930	$4,455,329	$1,740,247	$310,945	$3,671,267	$587,200	$1,144,576
Changes From Operations:
• Net investment income (loss)	22,892	33,987	11,807	3,500	67,084	9,406	36,903
• Net realized gain (loss) on investments	114,919	331,894	158,426	(5,500)	(38,002)	(880)	(29,133)
• Net change in unrealized appreciation or depreciation on investments	(226,974)	(531,029)	(236,993)	(17,678)	(177,748)	(14,195)	(219,907)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(89,163)	(165,148)	(66,760)	(19,678)	(148,666)	(5,669)	(212,137)
Changes From Unit Transactions:
• Contract purchases	246,328	475,648	339,055	225,973	148,566	18,003	110,107
• Contract withdrawals	(160,870)	(566,601)	(374,337)	(69,025)	(364,335)	(93,702)	(56,397)
• Contract transfers	218,683	23,316	(32,523)	(18,485)	(106,773)	86,223	(15,493)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	304,141	(67,637)	(67,805)	138,463	(322,542)	10,524	38,217
TOTAL INCREASE (DECREASE) IN NET ASSETS	214,978	(232,785)	(134,565)	118,785	(471,208)	4,855	(173,920)
NET ASSETS AT DECEMBER 31, 2015	2,476,908	4,222,544	1,605,682	429,730	3,200,059	592,055	970,656
Changes From Operations:
• Net investment income (loss)	17,406	45,947	15,798	6,493	56,918	7,697	17,712
• Net realized gain (loss) on investments	88,482	142,404	42,057	(1,829)	(10,685)	636	(79,237)
• Net change in unrealized appreciation or depreciation on investments	(31,668)	(69,008)	(10,255)	14,974	37,802	(1,392)	202,373
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	74,220	119,343	47,600	19,638	84,035	6,941	140,848
Changes From Unit Transactions:
• Contract purchases	202,400	454,587	377,361	255,600	123,932	30,773	92,966
• Contract withdrawals	(310,292)	(527,842)	(386,213)	(70,739)	(457,468)	(108,042)	(185,555)
• Contract transfers	(451,066)	304,635	55,454	(2,396)	(103,459)	70,093	(11,649)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(558,958)	231,380	46,602	182,465	(436,995)	(7,176)	(104,238)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(484,738)	350,723	94,202	202,103	(352,960)	(235)	36,610
NET ASSETS AT DECEMBER 31, 2016	$1,992,170	$4,573,267	$1,699,884	$631,833	$2,847,099	$591,820	$1,007,266

See accompanying notes.

	LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class Subaccount	LVIP SSGA International Index Fund Standard Class Subaccount	LVIP SSGA International Managed Volatility Fund Standard Class Subaccount	LVIP SSGA S&P 500 Index Fund Standard Class Subaccount	LVIP SSGA Small-Cap Index Fund Standard Class Subaccount	LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$1,901,995	$180,858	$—	$112,348,626	$30,614,796	$19,742,185
Changes From Operations:
• Net investment income (loss)	34,605	3,249	—	924,198	(26,274)	(166,984)
• Net realized gain (loss) on investments	16,592	346	—	3,551,447	1,388,343	2,000,338
• Net change in unrealized appreciation or depreciation on investments	(181,774)	(10,061)	—	(4,164,448)	(2,890,485)	(1,607,047)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(130,577)	(6,466)	—	311,197	(1,528,416)	226,307
Changes From Unit Transactions:
• Contract purchases	82,489	36,082	—	2,001,109	443,423	288,121
• Contract withdrawals	(159,800)	(31,445)	—	(11,834,801)	(3,010,165)	(1,620,992)
• Contract transfers	(67,643)	22,664	—	(1,651,693)	(803,910)	(119,689)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(144,954)	27,301	—	(11,485,385)	(3,370,652)	(1,452,560)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(275,531)	20,835	—	(11,174,188)	(4,899,068)	(1,226,253)
NET ASSETS AT DECEMBER 31, 2015	1,626,464	201,693	—	101,174,438	25,715,728	18,515,932
Changes From Operations:
• Net investment income (loss)	14,942	3,880	374	1,036,426	103,966	(121,441)
• Net realized gain (loss) on investments	(650)	(4,808)	(4)	3,084,125	886,467	1,518,513
• Net change in unrealized appreciation or depreciation on investments	55,651	822	(544)	6,069,325	3,634,656	(333,326)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	69,943	(106)	(174)	10,189,876	4,625,089	1,063,746
Changes From Unit Transactions:
• Contract purchases	69,341	44,737	1,197	1,690,295	428,194	253,415
• Contract withdrawals	(185,756)	(34,592)	(609)	(7,802,822)	(2,506,319)	(1,593,310)
• Contract transfers	(21,079)	(8,299)	40,157	(1,529,938)	(485,598)	(760,085)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(137,494)	1,846	40,745	(7,642,465)	(2,563,723)	(2,099,980)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(67,551)	1,740	40,571	2,547,411	2,061,366	(1,036,234)
NET ASSETS AT DECEMBER 31, 2016	$1,558,913	$203,433	$40,571	$103,721,849	$27,777,094	$17,479,698

Lincoln National Variable Annuity Account L

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	Neuberger Berman AMT Large Cap Value Portfolio I Class Subaccount	T. Rowe Price International Stock Portfolio Subaccount
NET ASSETS AT JANUARY 1, 2015	$5,487,288	$10,716,030
Changes From Operations:
• Net investment income (loss)	(12,062)	(9,295)
• Net realized gain (loss) on investments	451,444	430,914
• Net change in unrealized appreciation or depreciation on investments	(1,094,109)	(556,931)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(654,727)	(135,312)
Changes From Unit Transactions:
• Contract purchases	105,457	296,490
• Contract withdrawals	(369,993)	(1,265,613)
• Contract transfers	(208,114)	(131,896)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(472,650)	(1,101,019)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,127,377)	(1,236,331)
NET ASSETS AT DECEMBER 31, 2015	4,359,911	9,479,699
Changes From Operations:
• Net investment income (loss)	(8,611)	4,860
• Net realized gain (loss) on investments	403,402	415,852
• Net change in unrealized appreciation or depreciation on investments	702,162	(326,392)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,096,953	94,320
Changes From Unit Transactions:
• Contract purchases	79,851	217,474
• Contract withdrawals	(314,310)	(1,051,910)
• Contract transfers	307,637	(297,827)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	73,178	(1,132,263)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,170,131	(1,037,943)
NET ASSETS AT DECEMBER 31, 2016	$5,530,042	$8,441,756

See accompanying notes.

Lincoln National Variable Annuity Account L

Notes to financial statements

December 31, 2016

1. Accounting Policies and Variable Account Information

The Variable Account: Lincoln National Variable Annuity Account L (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on September 26, 1996, are part of the operations of the Company. The Variable Account consists of three products as follows:

•  Group Variable Annuity

•  Lincoln Secured Retirement Income

•  Lincoln Retirement Income Rollover

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of fifty-three mutual funds (the Funds) of eleven open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (AB VPS):

AB VPS Global Thematic Growth Portfolio Class B

AB VPS Growth Portfolio Class B

American Century Variable Portfolios, Inc. (American Century VP):

American Century VP Balanced Fund Class I

American Funds Insurance Series (American Funds):

American Funds Global Growth Fund Class 2

American Funds Growth Fund Class 2

American Funds Growth-Income Fund Class 2

American Funds International Fund Class 2

BlackRock Variable Series Funds, Inc. (BlackRock):

BlackRock Global Allocation V.I. Fund Class I

Delaware VIP Trust (Delaware VIP):

Delaware VIP Diversified Income Series Standard Class

Delaware VIP High Yield Series Standard Class

Delaware VIP REIT Series Service Class

Delaware VIP Small Cap Value Series Service Class

Delaware VIP Smid Cap Growth Series Service Class

Deutsche Investments VIT Funds (Deutsche):

Deutsche Alternative Asset Allocation VIP Portfolio Class A

Fidelity Variable Insurance Products Fund (Fidelity VIP):

Fidelity VIP Asset Manager Portfolio Initial Class

Fidelity VIP Contrafund Portfolio Service Class 2

Fidelity VIP Government Money Market Portfolio Initial Class

Fidelity VIP Growth Portfolio Initial Class

Janus Aspen Series:

Janus Aspen Global Research Portfolio Institutional Shares

Lincoln Variable Insurance Products Trust (LVIP)*:

LVIP Baron Growth Opportunities Fund Service Class

LVIP BlackRock Inflation Protected Bond Fund Standard Class

LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class

LVIP Blended Mid Cap Managed Volatility Fund Standard Class

LVIP Clarion Global Real Estate Fund Standard Class

LVIP Delaware Bond Fund Standard Class

LVIP Delaware Diversified Floating Rate Fund Service Class

LVIP Delaware Foundation Aggressive Allocation Fund Standard Class

LVIP Delaware Foundation Conservative Allocation Fund Standard Class

LVIP Delaware Foundation Moderate Allocation Fund Standard Class

LVIP Delaware Social Awareness Fund Standard Class

LVIP Dimensional U.S. Core Equity 1 Fund Standard Class

LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class

LVIP Global Conservative Allocation Managed Risk Fund Standard Class

LVIP Global Growth Allocation Managed Risk Fund Standard Class

LVIP Global Income Fund Standard Class

LVIP Global Moderate Allocation Managed Risk Fund Standard Class

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class

LVIP Managed Risk Profile 2010 Fund Standard Class

LVIP Managed Risk Profile 2020 Fund Standard Class

LVIP Managed Risk Profile 2030 Fund Standard Class

LVIP Managed Risk Profile 2040 Fund Standard Class

LVIP Managed Risk Profile 2050 Fund Standard Class

Lincoln National Variable Annuity Account L

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

LVIP Mondrian International Value Fund Standard Class

LVIP SSGA Bond Index Fund Standard Class

LVIP SSGA Emerging Markets 100 Fund Standard Class

LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class

LVIP SSGA International Index Fund Standard Class

LVIP SSGA International Managed Volatility Fund Standard Class

LVIP SSGA S&P 500 Index Fund Standard Class

LVIP SSGA Small-Cap Index Fund Standard Class

LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class

Neuberger Berman Advisors Management Trust (Neuberger Berman AMT):

Neuberger Berman AMT Large Cap Value Portfolio I Class

T. Rowe Price International Series, Inc. (T. Rowe Price):

T. Rowe Price International Stock Portfolio

*  Denotes an affiliate of the Company.

The Fidelity VIP Government Money Market Portfolio is used only for investments of initial contributions for which the Company has not received complete order instructions. Upon receipt of complete order instructions, the payments transferred to the Fidelity VIP Government Money Market Portfolio are allocated to purchase shares of one or more of the above Funds.

Each subaccount invests in shares of a single underlying Fund. The investment performance of each subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders' investments in the Funds and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2016. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.

Investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) are excluded from the fair value hierarchy. Accordingly, the Variable Account's investments in the Funds have not been classified in the fair value hierarchy.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

ASC 946-10-15, "Financial Services - Investment Companies (Topic 946) - Scope and Scope Exceptions" provides accounting guidance for assessing whether an entity is an investment company. This guidance evaluates the entity's purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore applies the accounting requirements of ASC 946.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date with the exception of Fidelity VIP Money Market Portfolio, which is invested monthly. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

Lincoln National Variable Annuity Account L

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Investment Fund Changes: During 2015, the following funds changed their names:

Previous Fund Name	New Fund Name
ABVPSF Global Thematic Growth Fund Class B	AB VPS Global Thematic Growth Portfolio Class B
ABVPSF Growth Fund Class B	AB VPS Growth Portfolio Class B
Fidelity VIP Money Market Portfolio Initial Class	Fidelity VIP Government Money Market Portfolio Initial Class
LVIP BlackRock Emerging Markets RPM Fund Standard Class	LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class
LVIP Delaware Growth and Income Fund Standard Class	LVIP Dimensional U.S. Core Equity 1 Fund Standard Class
LVIP Managed Risk Profile Conservative Fund Standard Class	LVIP Global Conservative Allocation Managed Risk Fund Standard Class
LVIP Managed Risk Profile Growth Fund Standard Class	LVIP Global Growth Allocation Managed Risk Fund Standard Class
LVIP Managed Risk Profile Moderate Fund Standard Class	LVIP Global Moderate Allocation Managed Risk Fund Standard Class
LVIP Columbia Small-Mid Cap Growth RPM Fund Standard Class	LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class
LVIP JPMorgan Mid Cap Value RPM Fund Standard Class	LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class
LVIP SSgA Global Tactical Allocation RPM Fund Standard Class	LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class
LVIP Templeton Growth RPM Fund Standard Class	LVIP Templeton Growth Managed Volatility Fund Standard Class
LVIP UBS Large Cap Growth RPM Fund Standard Class	LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class

During 2016, the following funds changed their names:

Previous Fund Name	New Fund Name
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class	LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class
LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class	LVIP Blended Mid Cap Managed Volatility Fund Standard Class
LVIP Templeton Growth Managed Volatility Fund Standard Class	LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class
LVIP SSgA Bond Index Fund Standard Class	LVIP SSGA Bond Index Fund Standard Class
LVIP SSgA Emerging Markets 100 Fund Standard Class	LVIP SSGA Emerging Markets 100 Fund Standard Class
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class	LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class
LVIP SSgA International Index Fund Standard Class	LVIP SSGA International Index Fund Standard Class
LVIP SSgA S&P 500 Index Fund Standard Class	LVIP SSGA S&P 500 Index Fund Standard Class
LVIP SSgA Small-Cap Index Fund Standard Class	LVIP SSGA Small-Cap Index Fund Standard Class

During 2016, the following fund mergers occurred:

Fund Acquired	Acquiring Fund
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	LVIP SSGA International Managed Volatility Fund Standard Class

2. Mortality and Expense Guarantees and Other Transactions with Affiliates

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day with the exception of Fidelity VIP Government Money Market Portfolio, which does not have a mortality and expense charge. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of operations. The ranges of rates are as follows for the three contract types within the Variable Account:

•  Group Variable Annuity at a daily rate of .0020548% to .0027397% (.75% to 1.00% on an annual basis)

•  Lincoln Secured Retirement Income at a daily rate of .0001370% to .0017808% (.05% to .65% on an annual basis)

•  Lincoln Retirement Income Rollover at a daily rate of .0001370% to .0017808% (.05% to .65% on an annual basis)

During May, 2013, the fund replacement listed below occurred in certain products. The replacement fund has higher fund expenses than the fund it replaced, so the Company enacted a mortality and expense guarantee (M&E) reduction to ensure that overall fund expenses were the same after the replacement. The M&E reduction ended during May, 2016. The fund replacement was as follows:

Previous Fund Name	Replacement Fund Name	M&E Reduction
American Century VP Inflation Protection Class I Fund	LVIP BlackRock Inflation Protected Bond Standard Class Fund	0.06%

The Company charges an annual account fee which varies by product. Refer to the product prospectus for the account fee rate. The account fees are for items such as processing applications, issuing contracts, policy value calculation, confirmations and periodic reports. The Company, upon surrender of a policy, may assess a surrender charge. Amounts retained by the Company for account fees and surrender charges for 2016 and 2015 were $217,979 and $240,936, respectively.

Surrender, contract and all other charges are included within Contract withdrawals on the Statements of Changes in Net Assets.

Lincoln National Variable Annuity Account L

Notes to financial statements (continued)

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2016, follows:

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
AB VPS Global Thematic Growth Portfolio Class B
	2016		0.75%	1.00%	$5.79	$6.03	293,802	$1,702,782	-1.86%	-1.62%	0.00%
	2015		0.75%	1.00%	5.90	6.13	313,715	1,852,385	1.63%	1.88%	0.00%
	2014		0.75%	1.00%	5.80	6.01	338,951	1,969,007	3.76%	4.02%	0.00%
	2013		0.75%	1.00%	5.59	5.78	355,281	1,989,204	21.70%	22.01%	0.02%
	2012		0.75%	1.00%	4.60	4.74	407,020	1,872,402	12.11%	12.40%	0.00%
AB VPS Growth Portfolio Class B
	2016		0.75%	1.00%	13.01	13.55	105,554	1,379,285	-0.15%	0.10%	0.00%
	2015		0.75%	1.00%	13.03	13.54	127,091	1,661,558	7.74%	8.01%	0.00%
	2014		0.75%	1.00%	12.10	12.54	122,461	1,485,769	11.84%	12.12%	0.00%
	2013		0.75%	1.00%	10.82	11.18	140,737	1,525,730	32.40%	32.73%	0.03%
	2012		0.75%	1.00%	8.17	8.42	145,376	1,190,058	12.45%	12.73%	0.00%
AB VPS Growth and Income Portfolio Class B
	2013		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.18%
	2012		0.75%	1.00%	13.21	13.50	91,918	1,214,796	16.08%	16.37%	1.38%
American Century VP Balanced Fund Class I
	2016		0.75%	1.00%	42.74	44.65	315,713	13,545,258	5.93%	6.19%	1.46%
	2015		0.75%	1.00%	40.35	42.05	327,511	13,265,699	-3.54%	-3.30%	1.72%
	2014		0.75%	1.00%	41.83	43.48	382,815	16,070,495	8.76%	9.03%	1.52%
	2013		0.75%	1.00%	38.46	39.88	434,732	16,768,685	16.26%	16.55%	1.58%
	2012		0.75%	1.00%	33.08	34.22	483,889	16,049,324	10.69%	10.97%	2.06%
American Century VP Inflation Protection Fund Class I
	2013		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.54%
	2012		0.75%	1.00%	13.08	13.20	124,230	1,625,228	6.48%	6.75%	2.82%
American Funds Global Growth Fund Class 2
	2016		0.75%	1.00%	24.62	25.42	218,019	5,388,246	-0.38%	-0.13%	0.84%
	2015		0.75%	1.00%	24.72	25.45	229,813	5,699,030	5.87%	6.14%	1.01%
	2014		0.75%	1.00%	23.35	23.98	239,094	5,599,280	1.30%	1.55%	1.14%
	2013		0.75%	1.00%	23.05	23.61	259,684	6,000,890	27.89%	28.21%	1.26%
	2012		0.75%	1.00%	18.02	18.42	274,966	4,966,016	21.34%	21.65%	0.91%
American Funds Growth Fund Class 2
	2016		0.75%	1.00%	18.12	18.88	1,458,298	26,531,963	8.40%	8.67%	0.71%
	2015		0.75%	1.00%	16.72	17.37	1,566,846	26,293,002	5.79%	6.06%	0.60%
	2014		0.75%	1.00%	15.80	16.38	1,688,620	26,773,410	7.43%	7.70%	0.78%
	2013		0.75%	1.00%	14.71	15.21	1,845,206	27,219,661	28.81%	29.13%	0.93%
	2012		0.75%	1.00%	11.42	11.78	2,046,065	23,427,228	16.72%	17.01%	0.79%
American Funds Growth-Income Fund Class 2
	2016		0.75%	1.00%	21.84	22.54	568,668	12,443,140	10.41%	10.69%	1.37%
	2015		0.75%	1.00%	19.78	20.37	592,659	11,743,805	0.45%	0.70%	1.32%
	2014		0.75%	1.00%	19.70	20.22	602,195	11,877,200	9.53%	9.81%	1.32%
	2013		0.75%	1.00%	17.98	18.42	602,597	10,850,076	32.17%	32.50%	1.41%
	2012		0.75%	1.00%	13.60	13.90	582,370	7,932,965	16.31%	16.60%	1.63%
American Funds International Fund Class 2
	2016		0.75%	1.00%	14.68	15.29	594,190	8,740,565	2.50%	2.76%	1.26%
	2015		0.75%	1.00%	14.33	14.88	636,510	9,133,407	-5.48%	-5.24%	1.46%
	2014		0.75%	1.00%	15.16	15.71	709,340	10,765,065	-3.62%	-3.38%	1.34%
	2013		0.75%	1.00%	15.72	16.25	767,401	12,083,542	20.42%	20.73%	1.35%
	2012		0.75%	1.00%	13.06	13.46	868,210	11,350,715	16.73%	17.03%	1.42%
BlackRock Global Allocation V.I. Fund Class I
	2016		0.75%	1.00%	15.08	15.37	95,894	1,446,798	3.08%	3.34%	1.14%
	2015		0.75%	1.00%	14.63	14.87	104,709	1,532,499	-1.70%	-1.45%	1.13%
	2014		0.75%	1.00%	14.88	15.09	102,561	1,526,870	1.09%	1.35%	2.23%
	2013		0.75%	1.00%	14.72	14.89	106,183	1,563,568	13.62%	13.90%	1.26%
	2012		0.75%	1.00%	12.96	13.07	93,759	1,215,132	9.18%	9.46%	1.48%

Lincoln National Variable Annuity Account L

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Delaware VIP Diversified Income Series Standard Class
	2016		0.75%	1.00%	$17.84	$18.41	263,775	$4,710,551	2.49%	2.75%	3.12%
	2015		0.75%	1.00%	17.40	17.91	305,107	5,315,575	-2.07%	-1.82%	3.02%
	2014		0.75%	1.00%	17.77	18.25	323,001	5,744,785	4.27%	4.53%	2.26%
	2013		0.75%	1.00%	17.04	17.45	346,914	5,916,303	-2.24%	-2.00%	2.37%
	2012		0.75%	1.00%	17.43	17.81	404,524	7,056,169	6.13%	6.39%	3.09%
Delaware VIP High Yield Series Standard Class
	2016		0.75%	1.00%	19.24	19.81	112,364	2,165,692	12.04%	12.32%	6.56%
	2015		0.75%	1.00%	17.18	17.64	131,395	2,259,594	-7.53%	-7.29%	6.52%
	2014		0.75%	1.00%	18.57	19.02	152,142	2,829,067	-1.28%	-1.03%	6.53%
	2013		0.75%	1.00%	18.81	19.22	152,088	2,864,216	8.13%	8.40%	7.40%
	2012		0.75%	1.00%	17.40	17.73	176,736	3,077,698	16.65%	16.94%	8.56%
Delaware VIP REIT Series Service Class
	2016		0.75%	1.00%	40.73	42.42	304,963	12,446,688	4.56%	4.83%	0.95%
	2015		0.75%	1.00%	38.95	40.46	319,994	12,490,856	2.49%	2.75%	1.02%
	2014		0.75%	1.00%	38.00	39.38	354,974	13,509,561	27.84%	28.16%	1.11%
	2013		0.75%	1.00%	29.73	30.73	364,544	10,850,558	0.91%	1.16%	1.32%
	2012		0.75%	1.00%	29.46	30.38	392,488	11,576,227	15.45%	15.74%	1.30%
Delaware VIP Small Cap Value Series Service Class
	2016		0.75%	1.00%	29.64	30.59	328,415	9,753,563	29.78%	30.11%	0.66%
	2015		0.75%	1.00%	22.84	23.51	342,295	7,832,045	-7.39%	-7.16%	0.49%
	2014		0.75%	1.00%	24.66	25.33	400,294	9,887,517	4.57%	4.83%	0.33%
	2013		0.75%	1.00%	23.58	24.16	445,837	10,528,843	31.85%	32.18%	0.51%
	2012		0.75%	1.00%	17.89	18.28	450,097	8,060,937	12.50%	12.79%	0.35%
Delaware VIP Smid Cap Growth Series Service Class
	2016		0.75%	1.00%	19.13	19.92	275,984	5,288,718	6.94%	7.21%	0.00%
	2015		0.75%	1.00%	17.89	18.58	300,527	5,384,054	6.24%	6.51%	0.16%
	2014		0.75%	1.00%	16.84	17.44	309,856	5,224,630	1.85%	2.10%	0.00%
	2013		0.75%	1.00%	16.53	17.09	392,019	6,490,913	39.57%	39.92%	0.00%
	2012		0.75%	1.00%	11.84	12.21	363,549	4,312,965	9.61%	9.88%	0.01%
Dreyfus VIF Opportunistic Small Cap Portfolio Initial Class
	2012		0.75%	1.00%	23.82	24.64	1,016,901	24,277,228	19.36%	19.66%	0.00%
Dreyfus VIF Stock Index Fund Initial Class
	2013		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.45%
	2012		0.75%	1.00%	47.72	49.36	1,018,877	48,754,441	14.59%	14.87%	2.02%
Deutsche Alternative Asset Allocation VIP Portfolio Class A
	2016		0.75%	1.00%	12.96	13.20	17,766	230,194	4.25%	4.51%	2.03%
	2015		0.75%	1.00%	12.43	12.63	15,980	198,618	-7.23%	-6.99%	2.92%
	2014		0.75%	1.00%	13.40	13.58	16,747	224,367	2.47%	2.73%	1.75%
	2013		0.75%	1.00%	13.07	13.22	14,420	188,525	-0.07%	0.18%	1.81%
	2012		0.75%	1.00%	13.08	13.20	10,010	130,967	8.63%	8.90%	3.26%
Deutsche Equity 500 Index VIP Portfolio Class A
	2013		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.90%
	2012		0.75%	1.00%	14.00	14.30	125,401	1,756,809	14.55%	14.83%	2.09%
Deutsche Small Cap Index VIP Portfolio Class A
	2013		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.77%
	2012		0.75%	1.00%	15.31	15.65	130,153	1,997,201	15.09%	15.38%	0.88%
Fidelity VIP Asset Manager Portfolio Initial Class
	2016		0.75%	1.00%	42.77	44.69	743,480	31,871,934	2.05%	2.30%	1.32%
	2015		0.75%	1.00%	41.92	43.68	827,635	34,757,222	-0.85%	-0.61%	1.53%
	2014		0.75%	1.00%	42.28	43.95	923,700	39,121,218	4.78%	5.04%	1.46%
	2013		0.75%	1.00%	40.35	41.84	1,006,553	40,680,237	14.56%	14.84%	1.53%
	2012		0.75%	1.00%	35.22	36.43	1,117,038	39,405,183	11.36%	11.64%	1.52%
Fidelity VIP Contrafund Portfolio Service Class 2
	2016		0.75%	1.00%	23.16	24.12	908,140	21,068,336	6.66%	6.93%	0.56%
	2015		0.75%	1.00%	21.71	22.56	991,770	21,570,788	-0.58%	-0.33%	0.79%
	2014		0.75%	1.00%	21.84	22.63	1,050,549	22,983,179	10.54%	10.82%	0.73%
	2013		0.75%	1.00%	19.76	20.42	1,128,066	22,321,096	29.65%	29.97%	0.83%
	2012		0.75%	1.00%	15.24	15.71	1,205,276	18,394,701	14.99%	15.27%	1.13%

Lincoln National Variable Annuity Account L

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Fidelity VIP Equity-Income Portfolio Initial Class
	2012		0.75%	1.00%	$33.42	$34.57	1,160,289	$38,900,117	16.14%	16.43%	3.06%
Fidelity VIP Government Money Market Portfolio Initial Class
	2016		0.00%	0.00%	18.05	18.08	3,786	68,351	0.20%	0.20%	0.19%
	2015		0.00%	0.00%	18.02	18.04	1,941	34,965	0.02%	0.03%	0.02%
	2014		0.00%	0.00%	18.01	18.04	548	9,873	0.01%	0.01%	0.01%
	2013		0.00%	0.00%	18.01	18.04	450	8,104	0.03%	0.03%	0.03%
	2012		0.00%	0.00%	18.00	18.03	449	8,090	0.12%	0.14%	0.14%
Fidelity VIP Growth Portfolio Initial Class
	2016		0.75%	1.00%	71.92	75.13	965,781	69,659,103	-0.20%	0.05%	0.03%
	2015		0.75%	1.00%	72.06	75.10	1,063,302	76,830,690	6.11%	6.37%	0.25%
	2014		0.75%	1.00%	67.91	70.60	1,167,218	79,461,794	10.19%	10.47%	0.18%
	2013		0.75%	1.00%	61.63	63.91	1,263,909	78,065,251	34.98%	35.32%	0.28%
	2012		0.75%	1.00%	45.66	47.23	1,415,464	64,761,253	13.55%	13.83%	0.59%
Janus Aspen Global Research Portfolio Institutional Shares
	2016		0.75%	1.00%	18.79	19.63	428,756	8,090,071	1.05%	1.30%	0.99%
	2015		0.75%	1.00%	18.60	19.38	474,214	8,850,052	-3.26%	-3.02%	0.65%
	2014		0.75%	1.00%	19.22	19.98	506,118	9,760,515	6.37%	6.64%	1.07%
	2013		0.75%	1.00%	18.07	18.74	549,580	9,962,894	27.15%	27.47%	1.21%
	2012		0.75%	1.00%	14.21	14.70	620,209	8,840,691	18.89%	19.18%	0.87%
LVIP Baron Growth Opportunities Fund Service Class
	2016		0.75%	1.00%	54.85	57.31	250,256	13,770,178	4.52%	4.78%	0.45%
	2015		0.75%	1.00%	52.48	54.70	278,447	14,652,966	-5.72%	-5.48%	0.00%
	2014		0.75%	1.00%	55.66	57.87	306,639	17,112,866	3.81%	4.07%	0.18%
	2013		0.75%	1.00%	53.62	55.60	351,269	18,887,194	38.67%	39.02%	0.43%
	2012		0.75%	1.00%	38.67	40.00	362,634	14,060,367	17.07%	17.36%	1.14%
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class
	2016		0.00%	0.00%	—	—	—	—	0.00%	0.00%	5.21%
	2015		0.75%	1.00%	7.83	7.83	3,254	25,469	-15.86%	-15.86%	1.75%
	2014	5/27/14	1.00%	1.00%	9.30	9.30	2,549	23,703	-8.29%	-8.29%	1.60%
LVIP BlackRock Inflation Protected Bond Fund Standard Class
	2016		0.75%	1.00%	9.38	9.49	80,502	755,992	2.56%	2.82%	1.23%
	2015		0.69%	0.94%	9.15	9.23	77,644	710,885	-3.73%	-3.49%	1.14%
	2014		0.69%	0.94%	9.51	9.57	88,703	843,424	2.10%	2.36%	1.42%
	2013		0.69%	0.94%	9.31	9.31	102,316	952,551	-9.25%	-9.25%	0.95%
	2012	5/17/12	1.00%	1.00%	10.26	10.26	6,748	69,225	2.22%	2.22%	0.00%
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class
	2016		0.75%	1.00%	9.67	10.07	130,333	1,265,216	-2.29%	-2.05%	0.40%
	2015		0.75%	1.00%	9.89	10.28	159,858	1,586,727	0.33%	0.58%	0.00%
	2014		0.75%	1.00%	9.86	10.22	173,436	1,714,917	4.30%	4.56%	0.00%
	2013		0.75%	1.00%	9.46	9.77	179,209	1,698,511	24.25%	24.56%	0.00%
	2012		0.75%	1.00%	7.61	7.85	199,348	1,521,247	15.23%	15.52%	0.00%
LVIP Blended Mid Cap Managed Volatility Fund Standard Class
	2016		0.75%	1.00%	9.74	9.81	2,177	21,233	1.24%	1.48%	0.00%
	2015		0.75%	1.00%	9.62	9.62	2,394	23,053	-5.15%	-5.15%	0.00%
	2014	6/17/14	1.00%	1.00%	10.15	10.15	40	410	-0.06%	-0.06%	0.00%
LVIP Clarion Global Real Estate Fund Standard Class
	2016		0.75%	1.00%	9.53	9.77	72,541	693,843	0.18%	0.43%	4.20%
	2015		0.75%	1.00%	9.52	9.72	63,079	601,774	-2.21%	-1.96%	3.03%
	2014		0.75%	1.00%	9.73	9.92	61,557	600,333	12.76%	13.04%	2.79%
	2013		0.75%	1.00%	8.63	8.77	76,485	661,014	2.28%	2.53%	0.00%
	2012		0.75%	1.00%	8.44	8.56	73,829	623,618	23.44%	23.75%	0.00%
LVIP Delaware Bond Fund Standard Class
	2016		0.75%	1.00%	16.27	16.79	238,942	3,893,446	1.70%	1.96%	2.26%
	2015		0.75%	1.00%	16.00	16.47	271,002	4,340,416	-0.61%	-0.36%	2.25%
	2014		0.75%	1.00%	16.10	16.53	314,538	5,067,417	4.92%	5.18%	1.97%
	2013		0.75%	1.00%	15.34	15.71	374,119	5,746,772	-3.28%	-3.04%	1.56%
	2012		0.75%	1.00%	15.86	16.21	498,292	7,912,925	5.55%	5.81%	2.00%

Lincoln National Variable Annuity Account L

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Delaware Diversified Floating Rate Fund Service Class
	2016		0.75%	1.00%	$9.84	$9.99	20,628	$202,946	0.99%	1.40%	0.00%
	2015		0.75%	1.00%	9.74	9.74	20,149	196,284	-1.96%	-1.96%	1.17%
	2014		1.00%	1.00%	9.94	9.94	74,690	742,087	-0.63%	-0.63%	2.53%
	2013		1.00%	1.00%	10.00	10.00	12,862	128,606	-0.50%	-0.50%	0.90%
	2012		1.00%	1.00%	10.05	10.05	2,511	25,234	2.93%	2.93%	1.35%
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class
	2016		1.00%	1.00%	18.25	18.25	22,324	407,323	4.57%	4.57%	1.80%
	2015		1.00%	1.00%	17.45	17.45	19,011	331,712	-2.31%	-2.31%	1.91%
	2014		1.00%	1.00%	17.86	17.86	15,807	282,347	3.30%	3.30%	2.49%
	2013		1.00%	1.00%	17.29	17.29	13,400	231,692	19.04%	19.04%	1.72%
	2012		1.00%	1.00%	14.52	14.52	10,788	156,687	12.16%	12.16%	2.07%
LVIP Delaware Foundation Conservative Allocation Fund Standard Class
	2016		0.75%	1.00%	15.74	16.24	75,190	1,192,016	3.67%	3.93%	2.32%
	2015		0.75%	1.00%	15.18	15.63	78,946	1,206,062	-1.93%	-1.68%	2.70%
	2014		0.75%	1.00%	15.48	15.90	84,283	1,312,086	3.83%	4.09%	2.70%
	2013		0.75%	1.00%	14.91	15.27	82,482	1,235,729	8.25%	8.52%	2.22%
	2012		0.75%	1.00%	13.77	14.07	81,986	1,134,046	9.53%	9.81%	2.41%
LVIP Delaware Foundation Moderate Allocation Fund Standard Class
	2016		0.75%	1.00%	16.86	17.16	17,993	303,308	3.61%	3.87%	1.73%
	2015		0.75%	1.00%	16.27	16.53	18,412	299,759	-2.13%	-1.89%	1.48%
	2014		0.75%	1.00%	16.62	16.84	32,432	539,318	3.59%	3.85%	2.03%
	2013		0.75%	1.00%	16.05	16.22	31,435	504,590	13.10%	13.40%	2.33%
	2012		0.75%	1.00%	14.19	14.30	21,793	309,208	10.20%	10.42%	2.62%
LVIP Delaware Social Awareness Fund Standard Class
	2016		0.75%	1.00%	28.03	29.28	517,239	14,543,103	5.58%	5.84%	1.42%
	2015		0.75%	1.00%	26.55	27.67	566,033	15,071,433	-1.65%	-1.40%	1.46%
	2014		0.75%	1.00%	27.00	28.06	594,059	16,083,660	14.05%	14.34%	1.53%
	2013		0.75%	1.00%	23.67	24.54	647,268	15,361,248	34.34%	34.68%	1.26%
	2012		0.75%	1.00%	17.62	18.22	703,524	12,425,870	14.14%	14.42%	0.75%
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class
	2016		0.75%	1.00%	17.41	18.14	304,680	5,322,325	13.27%	13.55%	1.52%
	2015		0.75%	1.00%	15.37	15.97	337,969	5,211,826	-2.98%	-2.74%	1.59%
	2014		0.75%	1.00%	15.84	16.42	356,541	5,665,734	12.05%	12.33%	2.05%
	2013		0.75%	1.00%	14.14	14.62	349,480	4,954,347	31.93%	32.26%	1.79%
	2012		0.75%	1.00%	10.72	11.05	354,280	3,805,702	14.17%	14.46%	1.07%
LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class
	2016		0.75%	1.00%	8.77	8.77	5,483	48,081	1.40%	1.40%	1.73%
	2015		1.00%	1.00%	8.65	8.65	3,433	29,685	-8.94%	-8.94%	1.59%
	2014	6/26/14	1.00%	1.00%	9.50	9.50	2,528	24,004	-6.78%	-6.78%	2.35%
LVIP Global Conservative Allocation Managed Risk Fund Standard Class
	2016		0.75%	1.00%	16.63	17.12	75,021	1,249,003	3.98%	4.24%	1.95%
	2015		0.75%	1.00%	16.00	16.43	83,903	1,343,203	-2.97%	-2.73%	1.84%
	2014		0.75%	1.00%	16.49	16.89	112,782	1,860,347	4.65%	4.91%	1.91%
	2013		0.75%	1.00%	15.76	16.10	126,229	1,989,465	8.66%	8.93%	1.72%
	2012		0.75%	1.00%	14.50	14.78	156,741	2,273,449	8.68%	8.96%	3.87%
LVIP Global Growth Allocation Managed Risk Fund Standard Class
	2016		0.75%	1.00%	15.05	15.49	271,306	4,088,600	3.71%	3.97%	1.66%
	2015		0.75%	1.00%	14.51	14.90	319,676	4,644,203	-4.65%	-4.41%	1.86%
	2014		0.75%	1.00%	15.22	15.59	360,047	5,484,539	2.44%	2.70%	1.93%
	2013		0.75%	1.00%	14.86	15.18	393,939	5,857,083	12.42%	12.70%	1.77%
	2012		0.75%	1.00%	13.22	13.47	391,875	5,182,561	8.06%	8.33%	2.50%
LVIP Global Income Fund Standard Class
	2016		0.75%	1.00%	11.73	11.96	27,092	318,100	-0.49%	-0.25%	0.00%
	2015		0.75%	1.00%	11.79	11.79	29,623	349,496	-3.00%	-3.00%	3.24%
	2014		1.00%	1.00%	12.16	12.16	25,356	308,252	0.93%	0.93%	0.66%
	2013		1.00%	1.00%	12.05	12.05	21,720	261,626	-3.79%	-3.79%	0.26%
	2012		1.00%	1.00%	12.52	12.52	19,785	247,696	6.62%	6.62%	1.90%

Lincoln National Variable Annuity Account L

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Global Moderate Allocation Managed Risk Fund Standard Class
	2016		0.05%	1.00%	$10.56	$16.28	1,630,771	$18,774,053	3.30%	4.29%	1.85%
	2015		0.05%	1.00%	10.19	15.72	1,446,630	16,239,060	-4.34%	-3.42%	2.58%
	2014		0.05%	1.00%	16.00	16.39	525,926	7,327,663	3.11%	3.37%	2.45%
	2013		0.75%	1.00%	15.52	15.85	358,649	5,571,552	10.74%	11.02%	1.79%
	2012		0.75%	1.00%	14.01	14.28	357,635	5,016,147	8.50%	8.77%	3.29%
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class
	2016		0.75%	1.00%	10.46	10.53	17,667	184,878	8.92%	9.18%	0.47%
	2015		0.75%	1.00%	9.61	9.61	26,076	250,511	-8.66%	-8.66%	0.83%
	2014	5/30/14	1.00%	1.00%	10.52	10.52	15,561	163,647	4.79%	4.79%	1.15%
LVIP Managed Risk Profile 2010 Fund Standard Class
	2016		1.00%	1.00%	13.04	13.04	34,374	448,270	3.40%	3.40%	1.71%
	2015		1.00%	1.00%	12.61	12.61	44,587	562,353	-2.59%	-2.59%	1.93%
	2014		0.75%	1.00%	12.95	13.20	42,849	554,795	3.74%	4.00%	1.79%
	2013		0.75%	1.00%	12.48	12.69	66,071	824,648	7.84%	8.11%	1.34%
	2012		0.75%	1.00%	11.57	11.74	65,720	760,605	7.46%	7.73%	2.39%
LVIP Managed Risk Profile 2020 Fund Standard Class
	2016		0.75%	1.00%	12.51	12.82	159,040	1,992,170	3.41%	3.67%	1.60%
	2015		0.75%	1.00%	12.10	12.36	204,519	2,476,908	-3.18%	-2.94%	1.91%
	2014		0.75%	1.00%	12.50	12.74	180,840	2,261,930	3.35%	3.61%	1.86%
	2013		0.75%	1.00%	12.09	12.29	181,807	2,199,903	10.03%	10.30%	1.28%
	2012		0.75%	1.00%	10.99	11.14	194,273	2,136,241	7.30%	7.57%	2.06%
LVIP Managed Risk Profile 2030 Fund Standard Class
	2016		0.75%	1.00%	12.21	12.51	374,363	4,573,267	2.68%	2.94%	1.86%
	2015		0.75%	1.00%	11.89	12.15	354,950	4,222,544	-3.63%	-3.39%	1.77%
	2014		0.75%	1.00%	12.34	12.58	360,949	4,455,329	3.12%	3.38%	2.22%
	2013		0.75%	1.00%	11.96	12.16	312,189	3,735,879	12.61%	12.90%	1.38%
	2012		0.75%	1.00%	10.62	10.78	278,616	2,960,652	6.82%	7.09%	1.90%
LVIP Managed Risk Profile 2040 Fund Standard Class
	2016		0.75%	1.00%	11.51	11.79	147,627	1,699,884	2.78%	3.04%	1.83%
	2015		0.75%	1.00%	11.20	11.45	143,308	1,605,682	-4.19%	-3.95%	1.69%
	2014		0.75%	1.00%	11.69	11.92	148,817	1,740,247	2.45%	2.71%	2.29%
	2013		0.75%	1.00%	11.41	11.60	140,076	1,599,006	15.38%	15.66%	1.37%
	2012		0.75%	1.00%	9.89	10.03	124,354	1,230,346	6.06%	6.32%	1.84%
LVIP Managed Risk Profile 2050 Fund Standard Class
	2016		1.00%	1.00%	11.44	11.44	55,235	631,833	3.38%	3.38%	2.06%
	2015		1.00%	1.00%	11.07	11.07	38,835	429,730	-4.70%	-4.70%	2.00%
	2014		1.00%	1.00%	11.61	11.61	26,779	310,945	1.92%	1.92%	2.68%
	2013		1.00%	1.00%	11.39	11.39	12,580	143,326	17.85%	17.85%	2.47%
	2012		1.00%	1.00%	9.67	9.67	2,647	25,589	4.93%	4.93%	0.30%
LVIP Mondrian International Value Fund Standard Class
	2016		0.75%	1.00%	17.41	17.96	162,608	2,847,099	2.98%	3.23%	2.64%
	2015		0.75%	1.00%	16.90	17.40	188,498	3,200,059	-4.75%	-4.51%	2.83%
	2014		0.75%	1.00%	17.75	18.22	206,128	3,671,267	-3.51%	-3.27%	3.81%
	2013		0.75%	1.00%	18.39	18.84	223,032	4,114,403	20.63%	20.93%	2.43%
	2012		0.75%	1.00%	15.25	15.58	246,515	3,768,229	8.53%	8.80%	2.77%
LVIP SSGA Bond Index Fund Standard Class
	2016		0.75%	1.00%	12.09	12.32	48,947	591,820	1.26%	1.51%	2.08%
	2015		0.75%	1.00%	11.94	12.14	49,584	592,055	-0.75%	-0.50%	2.54%
	2014		0.75%	1.00%	12.03	12.03	48,811	587,200	4.70%	4.70%	1.93%
	2013		1.00%	1.00%	11.49	11.49	53,003	608,997	-3.54%	-3.54%	2.00%
	2012		0.75%	1.00%	11.91	12.02	59,085	704,258	2.82%	3.08%	2.74%
LVIP SSGA Emerging Markets 100 Fund Standard Class
	2016		0.75%	1.00%	14.00	14.27	71,846	1,007,266	14.29%	14.57%	2.50%
	2015		0.75%	1.00%	12.25	12.45	79,159	970,656	-17.87%	-17.66%	4.25%
	2014		0.75%	1.00%	14.92	15.12	76,682	1,144,576	-4.33%	-4.09%	2.98%
	2013		0.75%	1.00%	15.59	15.77	74,944	1,168,805	-3.80%	-3.55%	2.35%
	2012		0.75%	1.00%	16.21	16.35	77,620	1,258,209	11.53%	11.81%	2.61%

Lincoln National Variable Annuity Account L

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class
	2016		0.75%	1.00%	$13.48	$13.88	115,459	$1,558,913	4.57%	4.84%	1.78%
	2015		0.75%	1.00%	12.89	13.24	125,993	1,626,464	-7.45%	-7.22%	2.95%
	2014		0.75%	1.00%	13.93	14.27	136,392	1,901,995	2.94%	3.20%	2.23%
	2013		0.75%	1.00%	13.53	13.83	141,990	1,923,158	8.72%	8.99%	2.04%
	2012		0.75%	1.00%	12.45	12.69	149,416	1,861,171	10.04%	10.32%	3.40%
LVIP SSGA International Index Fund Standard Class
	2016		0.75%	1.00%	14.23	14.50	14,300	203,433	-0.01%	0.24%	2.81%
	2015		0.75%	1.00%	14.23	14.47	14,173	201,693	-2.20%	-1.96%	2.56%
	2014		0.75%	1.00%	14.55	14.76	12,430	180,858	-6.78%	-6.51%	2.92%
	2013		0.75%	1.00%	15.60	15.78	9,619	150,109	19.78%	20.08%	1.82%
	2012		0.75%	1.00%	13.03	13.15	8,001	104,237	16.95%	17.26%	1.86%
LVIP SSGA International Managed Volatility Fund Standard Class
	2016	12/9/16	0.75%	1.00%	10.15	10.15	3,998	40,571	-0.43%	-0.42%	1.00%
LVIP SSGA S&P 500 Index Fund Standard Class
	2016		0.75%	1.00%	17.45	17.65	5,938,000	103,721,849	10.65%	10.92%	1.85%
	2015		0.75%	1.00%	15.77	15.91	6,410,542	101,174,438	0.17%	0.42%	1.84%
	2014		0.75%	1.00%	15.74	15.85	7,132,300	112,348,626	12.30%	12.58%	1.87%
	2013		0.75%	1.00%	14.02	14.02	7,910,666	110,935,745	30.69%	30.69%	2.38%
	2012	5/21/12	1.00%	1.00%	10.73	10.73	1,968	21,113	9.05%	9.05%	2.06%
LVIP SSGA Small-Cap Index Fund Standard Class
	2016		0.75%	1.00%	17.42	17.62	1,593,485	27,777,094	19.48%	19.78%	1.28%
	2015		0.75%	1.00%	14.58	14.71	1,762,892	25,715,728	-5.66%	-5.43%	0.89%
	2014		0.75%	1.00%	15.45	15.55	1,980,246	30,614,796	3.63%	3.89%	0.82%
	2013		0.75%	1.00%	14.91	14.91	2,215,500	33,044,692	36.53%	36.53%	1.21%
	2012	6/19/12	1.00%	1.00%	10.92	10.92	507	5,536	8.17%	8.17%	1.01%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class
	2016		0.75%	1.00%	27.38	28.60	636,474	17,479,698	6.49%	6.75%	0.27%
	2015		0.75%	1.00%	25.71	26.79	718,249	18,515,932	1.09%	1.34%	0.12%
	2014		0.75%	1.00%	25.43	26.44	774,185	19,742,185	10.48%	10.75%	0.23%
	2013		0.75%	1.00%	23.02	23.87	856,195	19,754,536	33.45%	33.79%	0.00%
	2012		0.75%	1.00%	17.25	17.84	904,684	15,640,591	15.15%	15.43%	0.00%
Neuberger Berman AMT Large Cap Value Portfolio I Class
	2016		0.75%	1.00%	26.43	27.61	208,670	5,530,042	26.10%	26.41%	0.73%
	2015		0.75%	1.00%	20.96	21.84	207,472	4,359,911	-12.68%	-12.46%	0.74%
	2014		0.75%	1.00%	24.00	24.95	228,024	5,487,288	8.76%	9.03%	0.75%
	2013		0.75%	1.00%	22.07	22.88	243,292	5,382,437	29.83%	30.16%	1.17%
	2012		0.75%	1.00%	17.00	17.58	253,438	4,318,915	15.44%	15.73%	0.41%
Neuberger Berman AMT Mid Cap Growth Portfolio I Class
	2012		0.75%	1.00%	9.38	9.67	702,641	6,598,276	11.30%	11.57%	0.00%
T. Rowe Price International Stock Portfolio
	2016		0.75%	1.00%	20.37	21.28	413,387	8,441,756	1.11%	1.36%	0.95%
	2015		0.75%	1.00%	20.15	20.99	469,356	9,479,699	-1.89%	-1.64%	0.90%
	2014		0.75%	1.00%	20.53	21.35	520,642	10,716,030	-2.22%	-1.98%	1.02%
	2013		0.75%	1.00%	21.00	21.78	575,787	12,114,559	12.92%	13.20%	0.85%
	2012		0.75%	1.00%	18.60	19.24	626,616	11,673,495	17.26%	17.55%	1.25%

(1)  Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed.

(2)  These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for only those subaccounts which contain investments as of the respective year end. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3)  As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

Lincoln National Variable Annuity Account L

Notes to financial statements (continued)

3. Financial Highlights (continued)

(4)  These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5)  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2016:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
AB VPS Global Thematic Growth Portfolio Class B	$336,718	$470,925
AB VPS Growth Portfolio Class B	285,367	396,198
American Century VP Balanced Fund Class I	1,248,697	1,055,810
American Funds Global Growth Fund Class 2	799,000	626,970
American Funds Growth Fund Class 2	2,906,843	2,499,116
American Funds Growth-Income Fund Class 2	1,941,832	1,064,365
American Funds International Fund Class 2	1,255,629	1,071,445
BlackRock Global Allocation V.I. Fund Class I	145,299	273,743
Delaware VIP Diversified Income Series Standard Class	412,542	1,021,606
Delaware VIP High Yield Series Standard Class	392,193	601,185
Delaware VIP REIT Series Service Class	1,712,488	1,508,632
Delaware VIP Small Cap Value Series Service Class	1,493,130	1,056,715
Delaware VIP Smid Cap Growth Series Service Class	975,472	773,359
Deutsche Alternative Asset Allocation VIP Portfolio Class A	52,142	26,724
Fidelity VIP Asset Manager Portfolio Initial Class	2,096,890	4,035,151
Fidelity VIP Contrafund Portfolio Service Class 2	2,086,968	2,275,986
Fidelity VIP Government Money Market Portfolio Initial Class	188,284	153,781
Fidelity VIP Growth Portfolio Initial Class	7,252,325	7,737,841
Janus Aspen Global Research Portfolio Institutional Shares	171,121	993,336
LVIP Baron Growth Opportunities Fund Service Class	1,211,217	1,821,708
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	23,699	49,080
LVIP BlackRock Inflation Protected Bond Fund Standard Class	118,196	88,154
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class	32,464	318,696
LVIP Blended Mid Cap Managed Volatility Fund Standard Class	12,131	12,542
LVIP Clarion Global Real Estate Fund Standard Class	222,946	99,452
LVIP Delaware Bond Fund Standard Class	554,215	1,072,982
LVIP Delaware Diversified Floating Rate Fund Service Class	31,571	28,817
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	117,070	22,770
LVIP Delaware Foundation Conservative Allocation Fund Standard Class	177,764	173,489
LVIP Delaware Foundation Moderate Allocation Fund Standard Class	110,161	97,096
LVIP Delaware Social Awareness Fund Standard Class	2,123,543	1,538,280
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	2,085,747	762,998
LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class	18,303	1,011
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	102,445	213,045
LVIP Global Growth Allocation Managed Risk Fund Standard Class	231,393	918,767
LVIP Global Income Fund Standard Class	29,018	61,587
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	4,686,535	2,448,904
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class	40,319	129,178
LVIP Managed Risk Profile 2010 Fund Standard Class	70,295	178,154

Lincoln National Variable Annuity Account L

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP Managed Risk Profile 2020 Fund Standard Class	$303,546	$787,142
LVIP Managed Risk Profile 2030 Fund Standard Class	1,048,689	664,622
LVIP Managed Risk Profile 2040 Fund Standard Class	527,313	435,291
LVIP Managed Risk Profile 2050 Fund Standard Class	254,311	62,935
LVIP Mondrian International Value Fund Standard Class	291,959	571,569
LVIP SSGA Bond Index Fund Standard Class	132,478	131,850
LVIP SSGA Emerging Markets 100 Fund Standard Class	199,657	285,171
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class	87,090	209,661
LVIP SSGA International Index Fund Standard Class	84,339	78,225
LVIP SSGA International Managed Volatility Fund Standard Class	41,047	513
LVIP SSGA S&P 500 Index Fund Standard Class	4,378,571	9,604,767
LVIP SSGA Small-Cap Index Fund Standard Class	1,571,532	3,484,834
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	1,147,502	2,483,631
Neuberger Berman AMT Large Cap Value Portfolio I Class	874,876	403,114
T. Rowe Price International Stock Portfolio	343,730	1,146,896

5. Investments

The following is a summary of investments owned at December 31, 2016:

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
AB VPS Global Thematic Growth Portfolio Class B	79,070	$21.52	$1,701,579	$1,371,080
AB VPS Growth Portfolio Class B	51,993	26.51	1,378,326	1,247,152
American Century VP Balanced Fund Class I	1,943,497	6.97	13,546,173	13,481,472
American Funds Global Growth Fund Class 2	225,832	23.85	5,386,101	5,313,027
American Funds Growth Fund Class 2	396,300	66.92	26,520,380	23,089,939
American Funds Growth-Income Fund Class 2	282,771	44.00	12,441,936	11,650,296
American Funds International Fund Class 2	521,246	16.76	8,736,092	9,387,654
BlackRock Global Allocation V.I. Fund Class I	93,285	15.51	1,446,846	1,514,984
Delaware VIP Diversified Income Series Standard Class	457,642	10.29	4,709,139	4,740,954
Delaware VIP High Yield Series Standard Class	421,306	5.14	2,165,513	2,334,187
Delaware VIP REIT Series Service Class	801,570	15.54	12,456,406	10,538,448
Delaware VIP Small Cap Value Series Service Class	245,845	39.67	9,752,657	7,917,125
Delaware VIP Smid Cap Growth Series Service Class	197,475	26.75	5,282,451	4,908,002
Deutsche Alternative Asset Allocation VIP Portfolio Class A	17,702	12.97	229,591	240,340
Fidelity VIP Asset Manager Portfolio Initial Class	2,084,865	15.28	31,856,740	32,129,046
Fidelity VIP Contrafund Portfolio Service Class 2	649,235	32.45	21,067,680	17,964,708
Fidelity VIP Government Money Market Portfolio Initial Class	67,680	1.00	67,680	67,680
Fidelity VIP Growth Portfolio Initial Class	1,174,654	59.31	69,668,714	46,816,141
Janus Aspen Global Research Portfolio Institutional Shares	199,112	40.63	8,089,901	7,276,090
LVIP Baron Growth Opportunities Fund Service Class	342,725	40.17	13,767,959	9,903,292
LVIP BlackRock Inflation Protected Bond Fund Standard Class	74,338	10.16	755,126	809,439
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class	40,842	31.00	1,265,900	825,670
LVIP Blended Mid Cap Managed Volatility Fund Standard Class	1,762	11.92	20,997	21,606
LVIP Clarion Global Real Estate Fund Standard Class	76,875	9.02	693,718	653,974
LVIP Delaware Bond Fund Standard Class	282,678	13.42	3,792,687	3,816,177
LVIP Delaware Diversified Floating Rate Fund Service Class	20,253	10.02	202,934	205,298
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	28,825	14.12	406,929	410,038
LVIP Delaware Foundation Conservative Allocation Fund Standard Class	87,906	13.55	1,190,952	1,278,345
LVIP Delaware Foundation Moderate Allocation Fund Standard Class	21,280	14.24	302,922	316,497
LVIP Delaware Social Awareness Fund Standard Class	394,741	36.84	14,542,658	13,829,673
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	195,183	27.25	5,319,517	5,999,564
LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class	1,596	30.02	47,926	51,337
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	93,634	13.33	1,248,143	1,161,189
LVIP Global Growth Allocation Managed Risk Fund Standard Class	313,040	13.06	4,087,679	3,705,585
LVIP Global Income Fund Standard Class	29,266	10.87	318,005	335,871
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	1,354,512	13.51	18,303,522	18,661,035
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class	11,833	15.62	184,809	180,259
LVIP Managed Risk Profile 2010 Fund Standard Class	40,062	11.19	448,338	435,852

Lincoln National Variable Annuity Account L

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP Managed Risk Profile 2020 Fund Standard Class	177,748	$11.21	$1,991,849	$1,930,947
LVIP Managed Risk Profile 2030 Fund Standard Class	421,222	10.85	4,570,680	4,441,614
LVIP Managed Risk Profile 2040 Fund Standard Class	164,023	10.34	1,695,507	1,673,234
LVIP Managed Risk Profile 2050 Fund Standard Class	65,815	9.51	626,166	656,356
LVIP Mondrian International Value Fund Standard Class	184,970	15.38	2,844,846	3,387,616
LVIP SSGA Bond Index Fund Standard Class	53,048	11.16	591,804	608,877
LVIP SSGA Emerging Markets 100 Fund Standard Class	122,339	8.23	1,007,095	1,235,434
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class	138,777	11.23	1,558,054	1,536,566
LVIP SSGA International Index Fund Standard Class	24,963	8.15	203,448	211,965
LVIP SSGA International Managed Volatility Fund Standard Class	4,866	8.22	39,986	40,530
LVIP SSGA S&P 500 Index Fund Standard Class	6,664,259	15.56	103,709,197	82,225,916
LVIP SSGA Small-Cap Index Fund Standard Class	965,724	28.75	27,767,472	22,747,350
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	812,657	21.51	17,480,250	12,842,847
Neuberger Berman AMT Large Cap Value Portfolio I Class	362,839	15.24	5,529,660	4,985,426
T. Rowe Price International Stock Portfolio	591,509	14.27	8,440,834	7,947,343

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2016, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio Class B	61,113	(81,026)	(19,913)
AB VPS Growth Portfolio Class B	9,447	(30,984)	(21,537)
American Century VP Balanced Fund Class I	12,148	(23,946)	(11,798)
American Funds Global Growth Fund Class 2	13,713	(25,507)	(11,794)
American Funds Growth Fund Class 2	30,721	(139,269)	(108,548)
American Funds Growth-Income Fund Class 2	26,112	(50,103)	(23,991)
American Funds International Fund Class 2	29,220	(71,540)	(42,320)
BlackRock Global Allocation V.I. Fund Class I	9,397	(18,212)	(8,815)
Delaware VIP Diversified Income Series Standard Class	14,890	(56,222)	(41,332)
Delaware VIP High Yield Series Standard Class	13,566	(32,597)	(19,031)
Delaware VIP REIT Series Service Class	21,227	(36,258)	(15,031)
Delaware VIP Small Cap Value Series Service Class	28,954	(42,834)	(13,880)
Delaware VIP Smid Cap Growth Series Service Class	17,966	(42,509)	(24,543)
Deutsche Alternative Asset Allocation VIP Portfolio Class A	3,822	(2,036)	1,786
Fidelity VIP Asset Manager Portfolio Initial Class	6,208	(90,363)	(84,155)
Fidelity VIP Contrafund Portfolio Service Class 2	15,314	(98,944)	(83,630)
Fidelity VIP Government Money Market Portfolio Initial Class	10,378	(8,533)	1,845
Fidelity VIP Growth Portfolio Initial Class	4,367	(101,888)	(97,521)
Janus Aspen Global Research Portfolio Institutional Shares	6,362	(51,820)	(45,458)
LVIP Baron Growth Opportunities Fund Service Class	4,122	(32,313)	(28,191)
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	2,706	(5,960)	(3,254)
LVIP BlackRock Inflation Protected Bond Fund Standard Class	12,676	(9,818)	2,858
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class	3,929	(33,454)	(29,525)
LVIP Blended Mid Cap Managed Volatility Fund Standard Class	1,240	(1,457)	(217)
LVIP Clarion Global Real Estate Fund Standard Class	19,386	(9,924)	9,462
LVIP Delaware Bond Fund Standard Class	32,389	(64,449)	(32,060)
LVIP Delaware Diversified Floating Rate Fund Service Class	3,369	(2,890)	479
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	4,596	(1,283)	3,313
LVIP Delaware Foundation Conservative Allocation Fund Standard Class	7,307	(11,063)	(3,756)
LVIP Delaware Foundation Moderate Allocation Fund Standard Class	5,420	(5,839)	(419)
LVIP Delaware Social Awareness Fund Standard Class	8,027	(56,821)	(48,794)
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	12,745	(46,034)	(33,289)
LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class	2,159	(109)	2,050
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	3,891	(12,773)	(8,882)
LVIP Global Growth Allocation Managed Risk Fund Standard Class	12,606	(60,976)	(48,370)
LVIP Global Income Fund Standard Class	2,525	(5,056)	(2,531)
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	403,518	(219,377)	184,141
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class	4,249	(12,658)	(8,409)
LVIP Managed Risk Profile 2010 Fund Standard Class	3,711	(13,924)	(10,213)

Lincoln National Variable Annuity Account L

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP Managed Risk Profile 2020 Fund Standard Class	18,371	(63,850)	(45,479)
LVIP Managed Risk Profile 2030 Fund Standard Class	74,078	(54,665)	19,413
LVIP Managed Risk Profile 2040 Fund Standard Class	42,875	(38,556)	4,319
LVIP Managed Risk Profile 2050 Fund Standard Class	22,037	(5,637)	16,400
LVIP Mondrian International Value Fund Standard Class	7,227	(33,117)	(25,890)
LVIP SSGA Bond Index Fund Standard Class	9,978	(10,615)	(637)
LVIP SSGA Emerging Markets 100 Fund Standard Class	13,742	(21,055)	(7,313)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class	5,157	(15,691)	(10,534)
LVIP SSGA International Index Fund Standard Class	5,736	(5,609)	127
LVIP SSGA International Managed Volatility Fund Standard Class	4,049	(51)	3,998
LVIP SSGA S&P 500 Index Fund Standard Class	73,942	(546,484)	(472,542)
LVIP SSGA Small-Cap Index Fund Standard Class	46,653	(216,060)	(169,407)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	10,716	(92,491)	(81,775)
Neuberger Berman AMT Large Cap Value Portfolio I Class	18,882	(17,684)	1,198
T. Rowe Price International Stock Portfolio	6,794	(62,763)	(55,969)

The change in units outstanding for the year ended December 31, 2015, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio Class B	32,353	(57,589)	(25,236)
AB VPS Growth Portfolio Class B	20,361	(15,731)	4,630
American Century VP Balanced Fund Class I	6,805	(62,109)	(55,304)
American Funds Global Growth Fund Class 2	28,697	(37,978)	(9,281)
American Funds Growth Fund Class 2	40,967	(162,741)	(121,774)
American Funds Growth-Income Fund Class 2	54,131	(63,667)	(9,536)
American Funds International Fund Class 2	25,206	(98,036)	(72,830)
BlackRock Global Allocation V.I. Fund Class I	17,922	(15,774)	2,148
Delaware VIP Diversified Income Series Standard Class	16,950	(34,844)	(17,894)
Delaware VIP High Yield Series Standard Class	10,796	(31,543)	(20,747)
Delaware VIP REIT Series Service Class	20,488	(55,468)	(34,980)
Delaware VIP Small Cap Value Series Service Class	13,102	(71,101)	(57,999)
Delaware VIP Smid Cap Growth Series Service Class	41,081	(50,410)	(9,329)
Deutsche Alternative Asset Allocation VIP Portfolio Class A	1,056	(1,823)	(767)
Fidelity VIP Asset Manager Portfolio Initial Class	11,953	(108,018)	(96,065)
Fidelity VIP Contrafund Portfolio Service Class 2	36,054	(94,833)	(58,779)
Fidelity VIP Government Money Market Portfolio Initial Class	5,864	(4,471)	1,393
Fidelity VIP Growth Portfolio Initial Class	9,830	(113,746)	(103,916)
Janus Aspen Global Research Portfolio Institutional Shares	6,868	(38,772)	(31,904)
LVIP Baron Growth Opportunities Fund Service Class	4,786	(32,978)	(28,192)
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	2,631	(1,926)	705
LVIP BlackRock Inflation Protected Bond Fund Standard Class	9,188	(20,247)	(11,059)
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class	4,794	(18,372)	(13,578)
LVIP Blended Mid Cap Managed Volatility Fund Standard Class	5,440	(3,086)	2,354
LVIP Clarion Global Real Estate Fund Standard Class	11,655	(10,133)	1,522
LVIP Delaware Bond Fund Standard Class	15,116	(58,652)	(43,536)
LVIP Delaware Diversified Floating Rate Fund Service Class	4,407	(58,948)	(54,541)
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	4,284	(1,080)	3,204
LVIP Delaware Foundation Conservative Allocation Fund Standard Class	6,037	(11,374)	(5,337)
LVIP Delaware Foundation Moderate Allocation Fund Standard Class	4,097	(18,117)	(14,020)
LVIP Delaware Social Awareness Fund Standard Class	18,744	(46,770)	(28,026)
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	20,769	(39,341)	(18,572)
LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class	942	(37)	905
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	4,025	(32,904)	(28,879)
LVIP Global Growth Allocation Managed Risk Fund Standard Class	13,701	(54,072)	(40,371)
LVIP Global Income Fund Standard Class	7,637	(3,370)	4,267
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	1,132,450	(211,746)	920,704
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class	10,816	(301)	10,515
LVIP Managed Risk Profile 2010 Fund Standard Class	4,082	(2,344)	1,738
LVIP Managed Risk Profile 2020 Fund Standard Class	46,442	(22,763)	23,679
LVIP Managed Risk Profile 2030 Fund Standard Class	38,746	(44,745)	(5,999)

Lincoln National Variable Annuity Account L

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP Managed Risk Profile 2040 Fund Standard Class	26,319	(31,828)	(5,509)
LVIP Managed Risk Profile 2050 Fund Standard Class	18,972	(6,916)	12,056
LVIP Mondrian International Value Fund Standard Class	12,199	(29,829)	(17,630)
LVIP SSGA Bond Index Fund Standard Class	8,324	(7,551)	773
LVIP SSGA Emerging Markets 100 Fund Standard Class	11,025	(8,548)	2,477
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class	5,612	(16,011)	(10,399)
LVIP SSGA International Index Fund Standard Class	4,119	(2,376)	1,743
LVIP SSGA S&P 500 Index Fund Standard Class	89,739	(811,497)	(721,758)
LVIP SSGA Small-Cap Index Fund Standard Class	12,822	(230,176)	(217,354)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	33,961	(89,897)	(55,936)
Neuberger Berman AMT Large Cap Value Portfolio I Class	4,924	(25,476)	(20,552)
T. Rowe Price International Stock Portfolio	14,316	(65,602)	(51,286)

7. Subsequent Event

Management evaluated subsequent events through the date these financial statements were issued and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

Board of Directors of The Lincoln National Life Insurance Company
and

Contract Owners of Lincoln National Variable Annuity Account L

We have audited the accompanying statements of assets and liabilities of Lincoln National Variable Annuity Account L ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2016, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2016, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln National Variable Annuity Account L at December 31, 2016, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
April 25, 2017

Lincoln National Variable Annuity Account L
PART C - OTHER INFORMATION
Item 24. Financial Statements and Exhibits
(a) List of Financial Statements
1. Part A
The Table of Condensed Financial Information is included in Part A of this Registration Statement.
2. Part B
The following financial statements for the Variable Account are included in Part B of this Registration Statement:
Statement of Assets and Liabilities - December 31, 2016
Statement of Operations - Year ended December 31, 2016
Statements of Changes in Net Assets - Years ended December 31, 2016 and 2015
Notes to Financial Statements - December 31, 2016
Report of Independent Registered Public Accounting Firm
3. Part B
The following consolidated financial statements for The Lincoln National Life Insurance Company are included in Part B of this Registration Statement:
Consolidated Balance Sheets - Years ended December 31, 2016 and 2015
Consolidated Statements of Comprehensive Income (Loss) - Years ended December 31, 2016, 2015 and 2014
Consolidated Statements of Stockholder’s Equity - Years ended December 31, 2016, 2015 and 2014
Consolidated Statements of Cash Flows - Years ended December 31, 2016, 2015 and 2014
Notes to Consolidated Financial Statements - December 31, 2016
Report of Independent Registered Public Accounting Firm
(b) List of Exhibits
(1) Resolution of Board of Directors and Memorandum from the President of The Lincoln National Life Insurance Company authorizing establishment of the Variable Account are incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 033-25990) filed on April 22, 1999.
(2) Not Applicable
(3)(a) Broker-Dealer Selling Agreement among The Lincoln National Life Insurance Company, Lincoln Life & Annuity Company of New York and Lincoln Financial Distributors, Inc. incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-170897) filed on April 8, 2011.
(b) Amended and Restated Principal Underwriting Agreement dated May 1, 2007 between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.
(4) Variable Annuity Contract (AN-701) incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-187072) filed on May 28, 2013.
(b) Group Variable Annuity Certificate (AN-711) incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-198911) filed on December 8, 2014.
(c) Amendment for IRA Retirement Plan (AE-283) incorporated herein by reference to Post-Effective Amendment No. 63 (File No. 333-40937) filed on April 12, 2016.
(d) Amendment for Roth IRA Retirement Plan (AE-284) incorporated herein by reference to Post-Effective Amendment No. 63 (File No. 333-40937) filed on April 12, 2016.
(5) Application (N/A)
(6)(a) Articles of Incorporation of The Lincoln National Life Insurance Company incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-04999) filed on September 24, 1996.

(b) By-Laws of The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-118478) filed on April 5, 2007.
(7) Automatic Indemnity Reinsurance Agreement Amended and Restated as of October 1, 2009 between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 43 (File No. 033-26032) filed on April 7, 2010.
(8)(a) Accounting and Financial Administration Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.
(b) Fund Participation Agreement between The Lincoln National Life Insurance Company and Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 24 on Form N-6 (File No. 333-146507) filed on April 1, 2016.
(c) Rule 22c-2 Agreement between The Lincoln National Life Insurance Company and Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(9) Opinion and Consent of Mary Jo Ardington, Associate General Counsel of The Lincoln National Life Insurance Company as to the legality of securities being issued incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-198911) filed on December 8, 2014.
(10)(a) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm
(b) Power of Attorney - Principal Officers and Directors of The Lincoln National Life Insurance Company
(11) Not Applicable
(12) Not Applicable
(13) Organizational Chart of The Lincoln National Insurance Holding Company System incorporated herein by reference to Post-Effective Amendment No. 42 (File No. 333-138190) filed on February 22, 2017.
Item 25. Directors and Officers of the Depositor
The following list contains the officers and directors of The Lincoln National Life Insurance Company who are engaged directly or indirectly in activities relating to Lincoln National Variable Annuity Account L as well as the contracts. The list also shows The Lincoln National Life Insurance Company's executive officers.
Name	Positions and Offices with Depositor
Ellen G. Cooper*	Executive Vice President, Chief Investment Officer and Director
Jeffrey D. Coutts*	Senior Vice President and Treasurer
Randal J. Freitag*	Executive Vice President, Chief Financial Officer and Director
Wilford H. Fuller*	Executive Vice President and Director
Dennis R. Glass*	President and Director
Andrea D. Goodrich*	Senior Vice President and Secretary
Christine Janofsky*	Senior Vice President, Chief Accounting Officer and Controller
Keith J. Ryan**	Vice President and Director
Joseph D. Spada***	Vice President and Chief Compliance Officer for Separate Accounts
*Principal business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087
**Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802
***Principal business address is 350 Church Street, Hartford, Connecticut 06096
Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant
See Exhibit 13: Organizational Chart of the Lincoln National Insurance Holding Company System.
Item 27. Number of Contractowners
As of February 28, 2017 there were 40,646 participants in group contracts under Account L.
Item 28. Indemnification
a) Brief description of indemnification provisions.

In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.
In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.
Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit no. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.
b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 29. Principal Underwriter
(a) Lincoln Financial Distributors, Inc. (“LFD”) currently serves as Principal Underwriter for: Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln National Variable Annuity Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln New York Account N for Variable Annuities; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; LLANY Separate Account R for Flexible Premium Variable Life Insurance; Lincoln Life Flexible Premium Variable Life Account S; LLANY Separate Account S for Flexible Premium Variable Life Insurance; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; and Lincoln Life Flexible Premium Variable Life Account Y and Lincoln Life & Annuity Flexible Premium Variable Life Account Y; Lincoln Life Variable Annuity Account JF-H; Lincoln Life Variable Annuity Account JF-I; Lincoln Life Flexible Premium Variable Life Account JF-A; Lincoln Life Flexible Premium Variable Life Account JF-C; Lincoln Life Variable Annuity Account JL-A; Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B; Lincoln Variable Insurance Products Trust; Lincoln Advisors Trust.
(b) Officers and Directors of Lincoln Financial Distributors, Inc.:
Name	Positions and Offices with Underwriter
Andrew J. Bucklee*	Senior Vice President and Director
Patrick J. Caulfield**	Vice President, Chief Compliance Officer and Senior Counsel
Jeffrey D. Coutts*	Senior Vice President and Treasurer
Wilford H. Fuller*	President, Chief Executive Officer and Director
John C. Kennedy*	Senior Vice President, Head of Retirement Solutions Distribution, and Director
Thomas P. O'Neill*	Senior Vice President and Chief Operating Officer
Christopher P. Potochar*	Senior Vice President and Director, Head of Finance and Strategy
Nancy A. Smith*	Secretary
*Principal Business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087
**Principal Business address is 350 Church Street, Hartford, CT 06103
(c) N/A

Item 30. Location of Accounts and Records
All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802. The accounting records are maintained by The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, PA 15258.
Item 31. Management Services
Not Applicable.
Item 32. Undertakings
(a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.
(b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.
(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln Life at the address or phone number listed in the Prospectus.
(d) The Lincoln National Life Insurance Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Lincoln National Life Insurance Company.
SIGNATURES
a)	As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 3 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and State of Indiana on this 26th day of April, 2017.

Lincoln National Variable Annuity Account L (Registrant) Lincoln Retirement Income RolloverSM Version 4
By:	/s/ John D. Weber John D. Weber Vice President, The Lincoln National Life Insurance Company (Title)
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (Depositor)
By:	/s/ Ralph R. Ferraro Ralph R. Ferraro (Signature-Officer of Depositor) Senior Vice President, The Lincoln National Life Insurance Company (Title)
(b)	As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on April 26, 2017.

Signature	Title
* Dennis R. Glass	President and Director (Principal Executive Officer)
* Ellen Cooper	Executive Vice President, Chief Investment Officer and Director
* Randal J. Freitag	Executive Vice President, Chief Financial Officer and Director (Principal Financial Officer)
* Wilford H. Fuller	Executive Vice President and Director
* Keith J. Ryan	Vice President and Director
*By: /s/ John D. Weber John D. Weber	Pursuant to a Power of Attorney
B-5